PROSPECTUS

                            DATED NOVEMBER 16, 1998

             INDIVIDUAL FLEXIBLE PAYMENT VARIABLE ANNUITY CONTRACTS
                                   ISSUED BY

                        MONY AMERICA VARIABLE ACCOUNT A
                     MONY LIFE INSURANCE COMPANY OF AMERICA

     The Individual Flexible Payment Variable Annuity Contracts (the "Contracts") described in this Prospectus provide for accumulation on a variable basis and payment of annuity benefits. The Contracts are designed for use by individuals for retirement accumulations including for funding plans that may or may not qualify for special federal income tax treatment. In addition, pension and retirement plans may purchase the Contracts if they receive favorable tax treatment under Sections 401, 403 (other than section 403 (b)), 408, 408A or 457 of the Internal Revenue Code. (See "Definitions -- Qualified Plans" at page 2.)

     At the election of the Owner, purchase payments for the Contracts will be allocated to either (i) a segregated investment account of MONY Life Insurance Company of America (the "Company"), which account has been designated MONY America Variable Account A (the "Variable Account"), or (ii) the Guaranteed Interest Account, which is a part of the Company's General Account or to both as the Owner may determine. The Variable Account purchases shares of MONY Series Fund, Inc. and Enterprise Accumulation Trust at their net asset value. (See "The Funds" at page 10.) Upon the issuance of the Contract, interest will be credited until the end of the Right to Return Contract Period on payments received before the end of the Right to Return Contract Period. Interest will be credited at a rate declared by the Company, but not less than 3.5% per year. After expiration of the Right to Return Contract Period, the Fund Value of the Contract will automatically be transferred to one or more of the Subaccounts of the Variable Account in accordance with the instructions of the Owner. (See "PAYMENT AND ALLOCATION OF PREMIUMS" at page 13.) Owners bear the complete investment risk for all amounts allocated to the Variable Account. This Prospectus generally describes only the variable features of the Contract. (For a summary of the Guaranteed Interest Account, see "Guaranteed Interest Account" at page 12.) A separate prospectus describes the market value adjustment provision of the Contract. This Prospectus sets forth the basic information that a prospective purchaser should know before investing. Please keep this Prospectus for future reference.

     A Statement of Additional Information dated November 16, 1998, incorporated herein by reference, and containing additional information about the Contracts, has been filed with the Securities and Exchange Commission. The Statement of Additional Information is available from the Company without charge upon written request to the address shown on the request form on page 33 of this Prospectus or by telephoning 1-800-487-6669. The Table of Contents of the Statement of Additional Information can be found on page 33 of this Prospectus.

     This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy the Contracts in any jurisdiction in which such may not be lawfully made.

     In pursuing its investment objective, the High-Yield Bond Subaccount purchases shares of the High Yield Bond Portfolio which may invest significantly in lower rated bonds, commonly referred to as "Junk Bonds." Bonds of this type are considered to be speculative with regard to the payment of interest and return of principal. Investment in these types of securities have special risks and therefore, may not be suitable for all investors. Investors should carefully assess the risks associated with allocating purchase payments to this subaccount.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE COMMISSION, OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
   PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED (OR PRECEDED) BY A CURRENT PROSPECTUS
    FOR MONY SERIES FUND, INC., ENTERPRISE ACCUMULATION TRUST, AND MONY LIFE
                         INSURANCE COMPANY OF AMERICA.

                     MONY LIFE INSURANCE COMPANY OF AMERICA
                                 1740 BROADWAY
                            NEW YORK, NEW YORK 10019
                                 1-800-487-6669

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Definitions.................................................    1
Synopsis....................................................    3
The Company and the Variable Account........................    9
  MONY Life Insurance Company of America....................    9
  Year 2000 Issue...........................................    9
  MONY America Variable Account A...........................    9
  The Funds.................................................   10
Guaranteed Interest Account.................................   12
Payment and Allocation of Purchase Payments.................   13
  Issuance of the Contract..................................   13
  Right to Return Contract Provision........................   14
  Allocation of Purchase Payments and Fund Value............   14
  Termination of the Contract...............................   17
Surrenders..................................................   17
Loans.......................................................   18
Death Benefit...............................................   18
  Death Benefit Provided by the Contract....................   18
  Optional Enhancement Death Benefit........................   19
  Election and Effective Date of Election...................   19
  Payment of Death Benefit..................................   19
Charges and Deductions......................................   19
  Deductions from Payments..................................   19
  Charges Against Fund Value................................   20
  Mortality and Expense Risk Charge.........................   22
  Taxes.....................................................   22
  Investment Advisory Fee...................................   22
Annuity Provisions..........................................   24
  Annuity Starting Date.....................................   24
  Election and Change of Settlement Option..................   24
  Settlement Options........................................   24
  Frequency of Annuity Payments.............................   25
  Additional Provisions.....................................   25
Other Provisions............................................   26
  Ownership.................................................   26
  Provision Required by Section 72(s) of the Code...........   26
  Provision Required by Section 401(a)(9) of the Code.......   26
  Secondary Annuitant.......................................   27
  Assignment................................................   27
  Change of Beneficiary.....................................   28
  Substitution of Securities................................   28
  Modification of the Contracts.............................   28
  Change in Operation of Variable Accounts..................   28
Voting Rights...............................................   28
Distribution of the Contracts...............................   29

                                                              PAGE
                                                              ----
Federal Tax Status..........................................   30
  Introduction..............................................   30
  Tax Treatment of the Company..............................   30
  Taxation of Annuities in General..........................   30
  Retirement Plans..........................................   31
Performance Data............................................   31
Additional Information......................................   32
Legal Proceedings...........................................   32
Financial Statements........................................   32
Table of Contents of Statement of Additional Information....   33

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                  DEFINITIONS

     ADMINISTRATIVE OFFICE -- The Company's administrative office at 1740 Broadway, New York, N.Y. 10019. "Home Office" also includes the Company's Operations Center at 1 MONY Plaza, Syracuse, N.Y. 13221.

     AGE -- The person's age as of his or her last birthday on the Effective Date, increased by the number of complete Contract Years elapsed.

     ANNUITANT -- The person upon whose continuation of life any annuity payment depends.

     ANNUITY STARTING DATE -- The date on which annuity payments are to begin.

     BENEFICIARY -- The party entitled to receive benefits payable at the death of the Annuitant or (if applicable) the Secondary Annuitant.

     BUSINESS DAY -- Each day that the New York Stock Exchange is open for trading or any other day on which there is sufficient trading in the securities of a Portfolio of the Fund on a national or international securities exchange to affect materially the value of the Units of the corresponding Subaccount.

     CASH VALUE -- The Fund Value of the Contract, less (1) any applicable surrender charges, (2) any market value adjustments, and (3) outstanding loan balance including accrued interest, if any.

     COMPANY -- MONY Life Insurance Company of America.

     CONTRACT -- The Flexible Payment Variable Annuity Contract offered by the Company and described in this Prospectus.

     CONTRACT ANNIVERSARY -- An anniversary of the Effective Date of the
Contract.

     CONTRACT YEAR -- Any period of twelve (12) months commencing with the Effective Date and each Contract Anniversary thereafter.

     EFFECTIVE DATE -- The date the contract goes into effect as shown in the Contract.

     ENTERPRISE ACCUMULATION TRUST -- The Enterprise Accumulation Trust, a Massachusetts business trust.

     FUND VALUE -- The aggregate dollar value as of any Business Day of all amounts accumulated under each of the Subaccounts, the Guaranteed Interest Account, and the Loan Account of the Contract. If the term Fund Value is preceded or followed by the terms Subaccount(s), the Guaranteed Interest Account, and the Loan Account, or any one of more of those terms, Fund Value means only the Fund Value of the Subaccount, the Guaranteed Interest Account, or the Loan Account, as the context requires.

     FUNDS -- MONY Series Fund, Inc. and Enterprise Accumulation Trust.

FREE PARTIAL SURRENDER AMOUNT:

     For Non-qualified Contracts -- An amount, up to 10 percent of the Fund Value of the Subaccount(s) and the Guaranteed Interest Account (not the Loan Account) at the beginning of the Contract Year, that may be surrendered without the imposition of a Surrender Charge. For the purposes of the Free Partial Surrender Amount only, Non-Qualified Contracts include Contracts issued for IRAs and SEP-IRAs.

     For Qualified Contracts -- An amount, up to the greater of $10,000 (but not more than the Fund Value of the Subaccount(s) and the Guaranteed Interest Account or 10 percent of the Fund Value of the Subaccount(s) and the Guaranteed Interest Account at the beginning of the Contract Year, that may be surrendered without the imposition of a Surrender Charge. Fund Value for this purpose means only the Fund Value of the Subaccounts and the Guaranteed Interest Account (not the Loan Account). For the purposes of the Free Partial Surrender Amount only, Qualified Contracts exclude Contracts issued for IRAs and SEP-IRAs.

     GUARANTEED INTEREST ACCOUNT -- A part of the Company's general account, the Guaranteed Interest Account pays interest at a rate declared by the Company, which the Company guarantees will not be less than 3.5%.

     LOAN ACCOUNT -- A part of the Company's general account, the Loan Account pays interest at a rate not less than 3.5% per year. For those contracts that have a loan provision, an amount equal to the loan requested is transferred from one or more of the Subaccounts and/or the Guaranteed Interest Account as determined by the Owner, subject to the provisions of the Contract, to the Loan Account as security for the loan.

     MARKET VALUE ADJUSTMENT -- An amount added to or deducted from the amount surrendered or transferred from the Guaranteed Interest Account.

     MONY SERIES FUND -- MONY Series Fund, Inc., a Maryland Corporation.

     NET PURCHASE PAYMENT -- An amount equal to a Purchase Payment, less any deduction for premium or similar taxes.

     NON-QUALIFIED CONTRACTS -- Contracts issued under Non-Qualified Plans.

     NON-QUALIFIED PLANS -- Retirement Plans that do not receive favorable tax treatment under Sections 401, 403, 408, or 457 of the Internal Revenue Code.

     OPERATIONS CENTER -- The administrative office of the Company located at 1 MONY Plaza, Syracuse, New York 13221.

     OUTSTANDING DEBT -- Total loan balance plus any accrued loan interest.

     OWNER -- The person so designated in the application. If a Contract has been absolutely assigned, the assignee becomes the Owner. A collateral assignee is not the Owner.

     PORTFOLIO -- A separate investment portfolio of the Funds.

     PURCHASE PAYMENT (PAYMENT) -- An amount paid to the Company by the Owner or on the Owner's behalf as consideration for the benefits provided by the Contract.

     QUALIFIED CONTRACTS -- Contracts issued under Qualified Plans.

     QUALIFIED PLANS -- Retirement plans that receive favorable tax treatment under Sections 401, 403, 408, 408A or 457 of the Internal Revenue Code.

     RIGHT TO RETURN CONTRACT PERIOD -- A period which follows the application for the Contract and its issuance to the Owner. The period runs to the date which is 10 days (or longer in certain states) after the Owner receives the Contract. During the Right to Return Contract Period, the Owner may cancel the Contract and receive the amount provided for under the terms of the Contract.

     SECONDARY ANNUITANT -- The party designated by the Owner to become the Annuitant, subject to certain conditions, on the death of the Annuitant.

     SUBACCOUNT -- A subdivision of the Variable Account. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund.

     SUCCESSOR OWNER -- The living person who, at the death of the Owner, becomes the new Owner.

     SURRENDER CHARGE -- A contingent deferred sales charge that may be applied against amounts surrendered. (See "Charges Against Fund Value -- Surrender Charge" at page 20.)

     UNIT -- The measure by which the Contract's interest in each Subaccount is determined.

     VARIABLE ACCOUNT -- A separate investment account of the Company, designated as MONY America Variable Account A, to which Net Purchase Payments will be allocated.

                                    SYNOPSIS

THE CONTRACTS

     The Individual Flexible Payment Variable Annuity Contracts (the "Contracts") described in this Prospectus provide for the accumulation of values on a variable basis or a guaranteed interest basis or a combination of both and the payment of annuity benefits. The Contracts are designed for use in connection with personal retirement plans, some of which (the "Qualified Plans") may qualify for federal income tax advantages available under Sections 401, 403 (other than Section 403(b)), 408, 408A and 457 of the Internal Revenue Code (the "Code").

THE VARIABLE ACCOUNT

     Net Purchase Payments for the Contracts will be allocated at the Owner's option to Sub-accounts, made available therefor in accordance with the terms of the Contracts, of a segregated investment account of MONY Life Insurance Company of America (the "Company"), which account has been designated MONY America Variable Account A (the "Variable Account") or to the Guaranteed Interest Account, which is a part of the Company's general account and consists of all the Company's assets other than assets allocated to segregated investment accounts of the Company, including the Variable Account. The Subaccounts of the Variable Account invest in shares of MONY Series Fund, Inc. (the "MONY Series Fund") and The Enterprise Accumulation Trust (the "Accumulation Trust") (the MONY Series Fund and the Accumulation Trust are collectively called the "Funds") at their net asset value. (See "The Funds" at page 10.) Owners bear the entire investment risk for all amounts allocated to the Variable Account. Net Purchase Payments allocated to the Guaranteed Interest Account will be credited with interest at rates guaranteed by the Company for specified periods. (See "Guaranteed Interest Account" at page 12.)

PURCHASE PAYMENTS

     For Non-Qualified Plans and individual retirement accounts and annuities purchased by individuals under Section 408 of the Code (other than Simplified Employee Pensions), the minimum initial Purchase Payment for the Contract is $2,000, except that the minimum initial Purchase Payment for individuals is $600 if Purchase Payments are made through automatic checking account withdrawals. For H.R. 10 plans, certain corporate or association retirement plans, Simplified Employee Pensions under Section 408 of the Code, and annuity purchase plans sponsored by certain tax-exempt organizations, governmental entities, or public school systems, the minimum initial Purchase Payment is $600. Additional Purchase Payments may be made at any time. Different limits apply where certain automatic payment plans are used. (See "Issuance of the Contract" at page 13.) The Company may change any of these requirements in the future.

DEDUCTIONS FROM PURCHASE PAYMENTS

     Deductions may be made from Purchase Payments for premium or similar taxes. Currently, the Company makes no such deduction, but may do so with respect to future payments. The amount of the deduction will vary from state to state, but will generally range from 0 percent to 3.5 percent of Payments. In the event that the Company will begin to make deductions for such tax from future Purchase Payments, it will give notice to each affected Owner.

RIGHT TO RETURN CONTRACT PROVISION

     Within 10 days (or longer in certain states) of the day the Contract is delivered to the Owner, it may be returned to the Company or to the agent through whom it was purchased. When the Contract is received by the Company, it will be voided as if it had never been in force. The amount to be refunded is equal to all Purchase Payments received.

SURRENDER CHARGE

     A contingent deferred sales charge (called a "Surrender Charge") will be imposed upon requests for surrenders or commencement of annuity benefits during the first 8 contract years. In addition, the Contract details certain other circumstances under which a surrender charge will not be imposed. The Surrender Charge is intended to reimburse the Company for expenses incurred that are related to sales of the Contract. In no event will the aggregate Surrender Charge exceed 7 percent of the total Fund Value. (See "Charges Against Fund Value -- Surrender Charge" at page 20.)

     The Surrender Charge, which otherwise would have been deducted, will not be deducted to the extent necessary to permit the Contractholder to obtain during a contract year, for Qualified Contracts (other than Contracts issued for IRA and SEP-IRA) an amount up to the greater of $10,000 (but not more than the Contract's Fund Value of the subaccounts and the Guaranteed Interest Account) or 10 percent of the Contract's Fund Value of the subaccounts and the Guaranteed Interest Account on the first day of the contract year; and for Non-qualified Contracts (and Contracts issued for IRA and SEP-IRA), an amount up to 10% of the Contract's Fund Value of the subaccounts and the Guaranteed Interest Account on the first day of the contract year. Contract Fund Value for this purpose means the Fund Value at the beginning of the contract year in the sub-accounts and the Guaranteed Interest Account (the Loan Account, if any).

MORTALITY AND EXPENSE RISK CHARGE

     A Mortality and Expense Risk Charge is deducted daily from the net assets of the Variable Account for mortality and expense risks assumed by the Company (See "Mortality and Expense Risk Charge" at page 22.)

TRANSFER CHARGE

     Contract value may be transferred. A transfer charge is not currently imposed, but the Company has reserved the right to impose a charge for each transfer, which will not exceed $25 per transfer. If imposed, the transfer charge will be deducted from the Contract's Fund Value. (See "Charges Against Fund Value -- Transfer Charge" at page 21.)

MARKET VALUE ADJUSTMENT

     A Market Value Adjustment will be imposed on transfers or surrenders (partial or full) from the Guaranteed Interest Account. The adjustment can be either a positive or negative assessment. The Market Value Adjustment reflects the difference between the rate(s) then being credited to amounts allocated to the Guaranteed Interest Account and the currently declared rate applicable to new payments to the Guaranteed Interest Account. No adjustment is made for amount withdrawn or transferred within 30 days before the end of the accumulation period, nor to benefits paid as a result of the death of the Annuitant. A Market Value Adjustment will be imposed on benefits paid as a result of the death of the Owner. The Guaranteed Interest Account and its market value adjustment feature are described in a separate prospectus which accompanies this Prospectus.

ANNUAL CONTRACT CHARGE

     On each Contract Anniversary prior to the Annuity Starting Date, the Company deducts an Annual Contract Charge from the Fund Value, to reimburse the Company for administrative expenses relating to the maintenance of the Contract. The charge is currently $0, but the Company may in the future change the amount of the charge. The charge will never, however, exceed $50. (See "Charges Against Fund Value -- Annual Contract Charge" at page 21.)

DEATH BENEFIT

     In the event of death of the Annuitant (and the Secondary Annuitant, if one has been named) prior to the Annuity Starting Date, the Company will pay a death benefit to the Beneficiary. If death of the Annuitant occurs after the Annuity Starting Date, no death benefit will be payable except as may be payable under the settlement option selected. (See "Death Benefit" at page 18.)

TAX UPON SURRENDER

     Amounts withdrawn may be subject to income tax. In addition, a penalty tax may be payable pursuant to the Internal Revenue Code on withdrawal of amounts accumulated under any annuity contract. (See "FEDERAL TAX STATUS" at page 30.)

                     MONY LIFE INSURANCE COMPANY OF AMERICA

                        MONY AMERICA VARIABLE ACCOUNT A
               TABLE OF FEES FOR THE YEAR ENDED DECEMBER 31, 1997

CONTRACTOWNER TRANSACTION EXPENSES:

     Maximum Deferred Sales Load (Surrender Charge) (as a
      percentage of fund value.)............................     7%*
ANNUAL CONTRACT CHARGE:.....................................  $0**
TRANSFER CHARGE:............................................  $0**
SEPARATE ACCOUNT ANNUAL EXPENSES:
       Mortality and Expense Risk Fees......................  1.25%***
       Total Separate Account Annual Expenses...............  1.25%***

ANNUAL EXPENSES OF MONY SERIES FUND, INC. AND ENTERPRISE ACCUMULATION TRUST:

                             MONY SERIES FUND, INC.

         PRO FORMA ANNUAL EXPENSES FOR THE YEAR ENDED DECEMBER 31, 1997
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                LONG TERM   GOVERNMENT
                                            INTERMEDIATE TERM     BOND      SECURITIES   MONEY MARKET
                                             BOND PORTFOLIO     PORTFOLIO   PORTFOLIO     PORTFOLIO
                                            -----------------   ---------   ----------   ------------
Management Fees...........................         .50%*****       .50%*****    .50%*****     .40%
Other Expenses (After
  reimbursement)****......................         .16%            .12%         .25%          .09%
                                                   ---             ---          ---           ---
Total MONY Series Fund, Inc.
  Annual Expenses.........................         .66%            .62%         .75%          .49%
                                                   ===             ===          ===           ===

                         ENTERPRISE ACCUMULATION TRUST

         PRO FORMA ANNUAL EXPENSES FOR THE YEAR ENDED DECEMBER 31, 1997
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                                  HIGH         SMALL
                                         SMALL                  INTERNATIONAL     YIELD       COMPANY       EQUITY
                            EQUITY        CAP        MANAGED       GROWTH         BOND        GROWTH        INCOME        GROWTH
                           PORTFOLIO   PORTFOLIO+   PORTFOLIO     PORTFOLIO     PORTFOLIO   PORTFOLIO++   PORTFOLIO++   PORTFOLIO++
                           ---------   ----------   ---------   -------------   ---------   -----------   -----------   -----------
Management Fees..........    .80%         .80%        .73%           .85%         .60%         1.00%          .75%          .75%
Other Expenses (After
  Reimbursement).........    .04%         .06%        .03%           .34%         .17%          .40%++        .30%++        .40%++
                             ----         ----        ----          -----         ----         -----         -----         -----
Total Accumulation
  Trust Annual Expenses
  (After
  Reimbursement).........    .84%+++      .86%+++     .76%+++       1.19%+++      .77%+++      1.40%++       1.05%++       1.15%++
                             ====         ====        ====          =====         ====         =====         =====         =====

                                            GROWTH
                             CAPITAL          AND
                           APPRECIATION     INCOME
                           PORTFOLIO++    PORTFOLIO++
                           ------------   -----------
Management Fees..........      .75%           .75%
Other Expenses (After
  Reimbursement).........      .55%++         .30%++
                              -----          -----
Total Accumulation
  Trust Annual Expenses
  (After
  Reimbursement).........     1.30%++        1.05%++
                              =====          =====

---------------
* The Surrender Charge percentage, which reduces to zero as shown in the table on page 6, is determined by the number of Contract Anniversaries since the Effective date of the Contract.

     Surrender Charge Percentage Table

                       # OF CONTRACT                            SURRENDER
                       ANNIVERSARIES                              CHARGE
                    SINCE EFFECTIVE DATE                        PERCENTAGE
                    --------------------                        ----------
     0......................................................        7%
     1......................................................        7
     2......................................................        6
     3......................................................        6
     4......................................................        5
     5......................................................        4
     6......................................................        3
     7......................................................        2
     8 (or more)............................................        0

---------------
     The Surrender Charge may be reduced under certain circumstances which include reduction in order to guarantee that certain amounts may be received free of surrender charge. See "Charges against Fund Value -- Free Partial Surrender Amount" at page 20.

   ** The Annual Contract charge currently is $0. However, the Company may in the future change the amount of the charge to an amount not exceeding $50 per contract year. The Transfer Charge currently is $0. However, the Company has reserved the right to a charge for each transfer, which will not exceed $25.

  *** The Mortality and Expense Risk charge is deducted at a current daily rate equivalent to an annual rate of 1.25 percent (and is guaranteed not to exceed a daily rate equivalent to an annual rate of 1.35 percent) from the value of the net assets of the Separate Account.

 **** Expenses reflect the reallocation of the fees and expenses associated with the computation of the net asset value of the Fund from MONY America to the Fund which became effective on and after October 14, 1997. The table reflects the impact of the reallocation of fees and expenses as if the reallocation had become effective on and after January 1, 1997. Expenses also includes custodial credit percentages as follows: Intermediate Term Bond -- .0080%; Long Term Bond -- .0043%; Government Securities -- .0169%; and Money Market -- .0048% .

***** Management Fees reflect investment advisory fees of .50% which became effective on and after October 14, 1997. Prior thereto, the investment advisory fees were .40%. The table reflects the impact of the increased fees as if they increase had become effective on and after January 1, 1997. (See "CHARGES AND DEDUCTIONS -- Investment Advisory Fee" at page 22.)

  + The name, but not the investment objectives or policies, of the Small Cap
    Portfolio was changed effective May 1, 1998 to the Small Company Value Portfolio.

 ++ The Sub-accounts corresponding to these Portfolios first became available for allocation in November 1998. These expenses are estimated and reflect an agreement with the investment adviser to assume expenses which, with the investment management fee, exceed 1.40% for the Small Company Growth Portfolio, 1.05% for the Equity Income Portfolio, 1.15% for the Growth Portfolio, 1.30% for the Capital Appreciation Portfolio, and 1.05% for the Growth and Income Portfolio. Without the agreement by the investment adviser to assume such expenses, it is estimated that expenses would be 1.70% for the Small Company Growth Portfolio, 1.45% for the Equity Income Portfolio, 1.45% for the Growth Portfolio, 1.45 % for the Capital Appreciation Portfolio, and 1.45% for the Growth and Income Portfolio. These estimates are based upon the assumption that each Portfolio will have $5,000,000 in assets. Because of fees and expenses that do not vary with the amount of assets under management, such as custodian and accounting fees, if average net assets exceed this assumption, fees and expenses as a percentage of average net assets will decrease; however, if average net assets are less than this assumption, fees and expenses will increase.

+++ These expenses reflect expense reimbursements in effect on May 1, 1995.
    Absent these expense reimbursements, expenses would have been as follows:
    Equity -- .84%; Small Cap-- .86%; Managed --

    .76%; International Growth -- 1.19%; and High Yield Bond -- .77%. The Equity, Small Cap, and Managed Portfolio reimbursements relate to mutual fund accounting expense.

     The purpose of the Table of Fees beginning on page 5 is to assist the Owner in understanding the various costs and expenses that the Owner will bear, directly or indirectly. The table reflects the expenses of the separate account as well as of the MONY Series Fund, Inc. and the Enterprise Accumulation Trust. MONY Series Fund, Inc. and Enterprise Accumulation Trust have provided information relating to their respective operations. The expenses borne by the Separate Account are explained under the caption "Charges and Deductions" at page 19 of this Prospectus. The expenses borne by the MONY Series Fund, Inc. are explained under the caption "Investment Management Arrangements and Expenses" at page 14 of the accompanying prospectus for MONY Series Fund, Inc. The expenses borne by the Enterprise Accumulation Trust assume that the expense reimbursements in effect on and after May 1, 1990 for the Equity, Small Cap, and Managed Portfolios which limit the total annual expenses to 1.00% of average net assets and expense reimbursements which, on and after November 16, 1994 (commencement of operations), limit the total annual expenses of the International Growth Portfolio to 1.55% of average net assets, and the High Yield Bond Portfolio to .85% of average net assets, and, the expense reimbursement agreements which limit the total annual expenses, effective November 16, 1998 (expected commencement of operations) of the Equity Income and Growth and Income Portfolios to 1.05% of average net assets, of the Growth Portfolio to 1.15% of average net assets, of the Capital Appreciation Portfolio to 1.30% of average net assets, and of the Small Company Growth Portfolio to 1.40% of average net assets, will continue throughout the period shown and are explained under the caption "Management of the Fund" at page 22 of the accompanying prospectus for the Accumulation Trust. The table does not reflect income taxes or penalty taxes which may become payable under the Internal Revenue Code or premium or other taxes which may be imposed under state or local laws.

EXAMPLE

     If you surrender your Contract at the end of the time periods shown below, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

                                               AFTER      AFTER       AFTER        AFTER
                 SUBACCOUNT                    1 YEAR    3 YEARS     5 YEARS     10 YEARS
                 ----------                    ------    --------    --------    ---------
Equity.......................................   $84        $119        $157        $242
Small Company Value..........................   $84        $120        $158        $244
Managed......................................   $83        $116        $152        $234
International Growth.........................   $88        $130        $174        $278
Small Company Growth*........................   $87        $127        $169        $265
Equity Income*...............................   $86        $125        $167        $264
Growth*......................................   $87        $128        $172        $274
Growth and Income*...........................   $86        $125        $167        $264
Capital Appreciation*........................   $88        $130        $175        $277
High Yield Bond..............................   $83        $117        $153        $235
Intermediate Term Bond.......................   $81        $109        $140        $207
Long Term Bond...............................   $80        $108        $139        $205
Government Securities........................   $81        $110        $142        $213
Money Market.................................   $80        $107        $137        $202

     If you annuitize at the end of the time periods shown below, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

                                               AFTER      AFTER       AFTER        AFTER
                 SUBACCOUNT                    1 YEAR    3 YEARS     5 YEARS     10 YEARS
                 ----------                    ------    --------    --------    ---------
Equity.......................................   $84        $119        $112        $242
Small Company Value..........................   $84        $120        $113        $244
Managed......................................   $83        $116        $108        $234
International Growth.........................   $88        $130        $130        $278
Small Company Growth*........................   $87        $127        $125        $265
Equity Income*...............................   $86        $125        $123        $264
Growth*......................................   $87        $128        $128        $274
Growth and Income*...........................   $86        $125        $123        $264
Capital Appreciation*........................   $88        $130        $130        $277
High Yield Bond..............................   $83        $117        $109        $235
Intermediate Term Bond.......................   $81        $109         $95        $207
Long Term Bond...............................   $80        $108         $94        $205
Government Securities........................   $81        $110         $98        $213
Money Market.................................   $80        $107         $93        $202

     If you do not surrender your Contract at the end of the time periods shown below, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

                                               AFTER      AFTER       AFTER        AFTER
                 SUBACCOUNT                    1 YEAR    3 YEARS     5 YEARS     10 YEARS
                 ----------                    ------    --------    --------    ---------
Equity.......................................   $21         $65        $112        $242
Small Company Value..........................   $21         $66        $113        $244
Managed......................................   $20         $63        $108        $234
International Growth.........................   $25         $76        $130        $278
Small Company Growth*........................   $24         $73        $125        $265
Equity Income*...............................   $23         $72        $123        $264
Growth*......................................   $24         $75        $128        $274
Growth and Income*...........................   $23         $72        $123        $264
Capital Appreciation*........................   $25         $76        $130        $277
High Yield Bond..............................   $21         $63        $109        $235
Intermediate Term Bond.......................   $18         $55         $95        $207
Long Term Bond...............................   $18         $55         $94        $205
Government Securities........................   $18         $57         $98        $213
Money Market.................................   $17         $54         $93        $202

---------------
* These expenses are estimated and reflect an agreement with the investment adviser to assume expenses which, with the investment management fee, exceed 1.40% for the Small Company Growth Portfolio, 1.05% for the Equity Income Portfolio, 1.15% for the Growth Portfolio, 1.30% for the Capital Appreciation Portfolio, and 1.05% for the Growth and Income Portfolio.

     The examples above should not be considered a representation of past or future expenses, and actual expenses may be greater or lesser than those shown. All Variable Account expenses as well as portfolio company (MONY Series Fund and the Accumulation Trust) expenses, net of expense reimbursements, are reflected in the examples. Not reflected in the examples which assume surrender at the end of each time period are income taxes and penalty taxes which may become payable under the Internal Revenue Code or premium or other taxes which may be imposed under state or local laws.

                      THE COMPANY AND THE VARIABLE ACCOUNT

MONY LIFE INSURANCE COMPANY OF AMERICA

     MONY Life Insurance Company of America (the "Company") is a stock life insurance company organized in the state of Arizona. The Company is currently licensed to sell life insurance and annuities in 49 states (not including New
York), the District of Columbia, the U.S. Virgin Islands and Puerto Rico. The Company is the corporate successor of VICO Credit Life Insurance Company, incorporated in Arizona on March 6, 1969. The Company's financial statements may be found in the Statement of Additional Information.

     The Company is a wholly owned subsidiary of MONY Life Insurance Company ("MONY"). MONY was organized as a mutual life insurance company under the laws of the State of New York in 1842. MONY converted to a stock life insurance company in November 1998 through demutualization and assumed its present name at that time. In addition, MONY became a wholly-owned subsidiary of The MONY Group Inc. at that time. It is not expected that demutualization will have any material effect on the Company, MONY America Variable Account A or the Contracts. The principal offices of MONY and the Company are at 1740 Broadway, New York, New York 10019. MONY Securities Corp., an affiliate of the Company and MONY, is the principal underwriter for the Contracts described in this Prospectus. The Company may purchase certain administrative services from MONY under a services agreement, to enable the Company to administer the Contracts.

YEAR 2000 ISSUE

     The Year 2000 issue is the result of widespread use of computer systems which use two digits (rather than four) to define the applicable year. Such programming was a common industry practice designed to avoid the significant costs associated with the additional mainframe computer capacity which would have been necessary to accommodate a four digit year field. As a result, any of the Company's computer systems that have time-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a major system failure or in miscalculations.

     The Company has conducted a comprehensive review of its computer systems to identify the systems that could be affected by the "Year 2000" issue and has developed and implemented a plan to resolve the issue. The Company currently believes that with the modifications to existing software and converting to new software, the Year 2000 problem will not pose significant operational problems for the Company's computer systems. However, if such modifications and conversions are not completed on a timely basis, the Year 2000 problem may have a material impact on the operations of the Company. Further, even if the Company completes such modifications and conversions, there can be no assurance that the failure by vendors or other third parties to solve the Year 2000 problem will not have a material impact on the operations of the company.

     MONY Series Fund and the Accumulation Trust have reviewed with their respective investment advisers and other suppliers of services the status of their Year 2000 issue. MONY Series Fund and the Accumulation Trust prospectuses, which are included in the Prospectus Portfolio, contain the results of those status reviews. See MONY Series Fund prospectus at page 15; Accumulation Trust prospectus at page 23.

MONY AMERICA VARIABLE ACCOUNT A

     The Company established MONY America Variable Account A (the "Variable Account") on March 27, 1987, under Arizona law as a separate investment account. The Variable Account holds assets that are segregated from all of the Company's other assets and at present is used only to support individual flexible payment variable annuity contracts.

     The Company is the legal holder of the assets in the Variable Account and will at all times maintain assets in the Variable Account with a total market value at least equal to the contract liabilities for the Variable Account. The obligations under the Contracts are obligations of the Company. Income, gains, and losses, whether or not realized, from assets allocated to the Variable Account, are, in accordance with the

Contracts, credited to or charged against the Variable Account without regard to other income, gains, or losses of the Company. The assets in the Variable Account may not be charged with liabilities which arise from any other business the Company conducts. The Variable Account's assets may include accumulations of the charges the Company makes against Contracts participating in the Variable Account. From time to time, any such additional assets may be transferred in cash to the Company's General Account.

     The Variable Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of the Variable Account. For state law purposes, the Variable Account is treated as a part or division of the Company. There are currently 19 Subaccounts within the Variable Account, and each invests only in a corresponding Portfolio of MONY Series Fund, Inc. or the Enterprise Accumulation Trust. Not all Subaccounts are available to the Owner.

THE FUNDS

     Each Subaccount of the Variable Account will invest only in the shares of a corresponding Portfolio of MONY Series Fund, Inc. (the "MONY Series Fund") or the Enterprise Accumulation Trust (the "Accumulation Trust") (the MONY Series Fund and the Accumulation Trust are collectively called the "Funds"). The Funds are registered with the SEC under the 1940 Act as open-end diversified management investment companies. These registrations do not involve supervision by the SEC of the management or investment practices or policies of the Funds. Shares of the MONY Series Fund are currently sold to, separate accounts of, the Company and MONY, to fund variable life insurance contracts issued by the Company and MONY and to fund certain individual variable annuity contracts issued by MONY and MONY America. In addition, the Company may make available additional Subaccounts with differing or similar investment objectives. The Funds, or either of them, may withdraw from sale any or all of the respective Portfolios in accordance with applicable law.

     The Board of Directors of the MONY Series Fund and the Board of Trustees of the Accumulation Trust each have undertaken to monitor the respective Fund for the existence of any material irreconcilable conflict between the interests of variable annuity Owners and variable life insurance Owners and shall report any such conflict to the boards of the Company and MONY. The Board of Directors of the Company and the Board of Trustees of MONY have agreed to be responsible for reporting any potential or existing conflicts to the Directors and Trustees, respectively, of each of the Funds and, at their own cost, to remedy such conflict up to and including establishing a new registered management investment company and segregating the assets underlying the variable annuity contracts and the variable life insurance contracts.

     The Variable Account will purchase and redeem shares from the Funds at net asset value. Shares will be redeemed to the extent necessary for the Company to collect charges under the Contracts, to pay Cash Value upon full surrenders of the Contracts, to fund partial surrenders and loans, to provide benefits under the Contracts, and to transfer assets from one Subaccount to another or between one or more Subaccounts of the Variable Account and the Guaranteed Interest Account as requested by Owners. Any dividend or capital gain distribution received from a Portfolio of a Fund will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding Subaccount.

     Investment Advisers. The MONY Series Fund at present receives investment advice with respect to each of its Portfolios from the Company, which acts as investment adviser to the MONY Series Fund.

     The investment adviser with respect to the all of the Portfolios of the Accumulation Trust is Enterprise Capital Management, Inc., an affiliate of the Company ("Enterprise Capital"). Enterprise Capital has entered into a sub-advisory agreement with Op Cap Advisors with respect to the Equity and Managed Portfolios (OpCap Advisors is a subsidiary of Oppenheimer Capital, which is a subsidiary of Oppenheimer Financial Corp.); with 1740 Advisers, Inc. with respect to the Equity Income Portfolio; with Retirement System Investors, Inc. with respect to the Growth and Income Portfolio; with Montag & Caldwell, Inc. with respect to the Growth Portfolio; with Provident Investment Counsel, Inc. with respect to the Capital Appreciation Portfolio, with Pilgrim Baxter & Associates with respect to the Small Company Growth Portfolio; with

Gabelli Asset Management, Inc. with respect to the Small Company Growth Portfolio; with Brinson Partners with respect to the International Growth Portfolio; and with Caywood Scholl Capital Corporation. with respect to the High Yield Bond Portfolio.

     Investment Objectives. The investment objectives of the Portfolios currently available to Owners through corresponding Subaccounts of the Variable Account are set forth in the accompanying prospectus for each of the Funds and are described briefly below. There is no assurance that these objectives will be met.

     The investment objectives of each Portfolio are fundamental and may not be changed without the approval of the holders of a majority of the outstanding shares of the Portfolio affected (which, for each of the Funds, means the lesser of (1) 67 percent of the Portfolio shares represented at a meeting at which more than 50 percent of the outstanding Portfolio shares are represented or (2) more than 50 percent of the outstanding Portfolio shares).

     Each Owner should periodically consider the allocation among the Subaccounts and the Guaranteed Interest Account in light of current market conditions and the investment risks attendant to investing in each of the Funds' various Portfolios. A full description of each of the Funds, their investment objectives, policies and restrictions, their expenses, the risks attendant to investing in each of the Funds' Portfolios, and other aspects of their operation is contained in the accompanying prospectus for each of the Funds, which should be read together with this Prospectus.

     The investment objectives of each of the Portfolios of the Funds and identification of which of the Funds offers the Portfolio is as follows:

          Money Market Portfolio: The maximum current income consistent with preservation of capital and maintenance of liquidity, through investment in money market instruments. The MONY Series Fund offers this Portfolio.

          Government Securities Portfolio: The maximum current income over the intermediate term consistent with preservation of capital, through investment in highly-rated debt securities of the United States government and its agencies and money market instruments with a dollar-weighted average life of up to ten years at the time of purchase. MONY Series Fund offers this Portfolio.

          Long Term Bond Portfolio: The maximum income over the longer term consistent with preservation of capital, through investment in highly rated debt securities, U.S. Government obligations, and money market instruments, together having a dollar-weighted average life of more than 8 years. The MONY Series Fund offers this Portfolio.

          Intermediate Term Bond Portfolio: The maximum income over the intermediate term consistent with preservation of capital, through investment in highly rated debt securities, U.S. Government obligations, and money market instruments, together having a dollar-weighted average life of between 4 and 8 years. MONY Series Fund offers this Portfolio.

          Equity Income Portfolio: A combination of growth and income to achieve an above average and consistent total return, primarily from investments in dividend-paying common stocks. The Accumulation Trust offers this Portfolio.

          Growth and Income Portfolio: Total return in excess of the total return of the Lipper Growth and Income Mutual Funds Average measured over a new period of three to five years, by investing in a broadly diversified group of large capitalization stocks. The Accumulation Trust offers this Portfolio.

          Growth Portfolio: Capital appreciation, primarily from investments in common stocks. The Accumulation Trust offers this Portfolio.

          Equity Portfolio: Long term capital appreciation through investment in a diversified portfolio of primarily equity securities selected on the basis of a value oriented approach to investing. The Accumulation Trust offers this Portfolio.

          Capital Appreciation Portfolio: Maximum capital appreciation, primarily through investment in common stock of companies that demonstrate accelerating earnings momentum and consistently strong financial characteristics. The Accumulation Trust offers this Portfolio.

          Managed Portfolio: Growth of capital over time through investment in a portfolio consisting of common stocks, bonds, and cash equivalents, the percentages of which will vary over time based on the investment manager's assessments of relative investment values. The Accumulation Trust offers this Portfolio.

          Small Company Growth Portfolio: Capital appreciation by investing primarily in common stocks of small capitalization companies believed by the Portfolio Manager to have an outlook for strong earnings growth and potential for significant capital appreciation. The Accumulation Trust offers this Portfolio.

          Small Company Value Portfolio: Capital appreciation through investment in a diversified portfolio of primarily equity securities of companies with market capitalizations of under $1 billion. The Accumulation Trust offers this Portfolio.

          International Growth Portfolio: Capital appreciation, primarily through a diversified portfolio of non-United States equity securities. The Accumulation Trust offers this Portfolio.

          High Yield Bond Portfolio: Maximum current income, primarily from debt securities that are rated Ba or lower by Moody's Investors Service, Inc. or BB or lower by Standard & Poor's Corporation. The Accumulation Trust offers this Portfolio.

GUARANTEED INTEREST ACCOUNT

     The Guaranteed Interest Account is a part of the Company's General Account and consists of all the Company's assets other than assets allocated to segregated investment accounts of the Company, including the Variable Account.

     Crediting of Interest. The entire initial purchase payment always earns interest at a rate not less than 3.5% per year until the end of the Right to Return Contract period, at which time it is transferred to the selected subaccounts and/or accumulation periods. When the Right to Return Contract Period expires, the portion of the Initial Net Purchase Payment to be allocated to the Guaranteed Interest Account will be transferred to the Guaranteed Interest Account.

     Net Purchase Payments allocated by an Owner to the Guaranteed Interest Account will be credited with interest at the rate declared by the Company which the Company guarantees will not be less than 3.5% (0.0094%, compounded daily). Contract Owners who make purchase payments allocated to or transfer funds into the Guaranteed Interest Account choose between a 3, 5, 7, or 10 year accumulation period. Prior to the beginning of each calendar month, interest rates will be declared for each period, if more favorable then the guaranteed rate. Each interest rate declared by the Company will be applicable for all Net Purchase Payments received or transfers from the Variable Account completed within the period during which it is effective. The purchase payment is locked in to this interest rate for the entire duration of the period selected by the Contract Owner. Within 45 days, but not less than 15 days before the Accumulation Period expires, we will send notice of the new rates then being declared by the Company. When the period expires the Contract Owner can elect an accumulation period of 3, 5, 7, or 10 years, or may elect to transfer the entire amount allocated to the expiring accumulation period to the separate account. If no election is made, the entire amount allocated to the expiring accumulation period will automatically be held for an accumulation period of the same duration. If that period will extend beyond the maturity date or if that period is no longer offered, the money will be transferred into the Money Market subaccount.

     Surrenders. The Contract Owner must specify the source by interest rate accumulation period of amounts withdrawn from the Guaranteed Interest Account as a result of a transfer, partial surrender, loan or any charge imposed in accordance with the Contract. Partial and full surrenders or transfers from the Guaranteed Interest Account are subject to the Market Value Adjustment. This Adjustment is determined by multiplying the amount of the surrender or transfer from each accumulation period and interest rate by the following factor:

                          [(1 + a)/(1+b)](n-t)/12) - 1

where


    a     =   rate declared at the beginning of accumulation period
    b     =   rate then currently declared for an accumulation period
              equal to the time remaining in the guaranteed period, plus
              0.25%
    n     =   guaranteed period in months
    t     =   number of elapsed months (or portion thereof) in the
              guaranteed period

     If an Accumulation Period equal to the time remaining is not issued by the Company, the rate will be an interpolation between two available Accumulation Periods. If two such Periods are not available, we will use the rate for the next available Accumulation Period.

     Market Value Adjustments do not apply for partial or full surrenders or transfers requested within 30 days before the end of the accumulation period, nor to any benefits paid upon the death of the Annuitant. The Market Value Adjustment does apply to benefits paid upon death of the Owner.

     The Guaranteed Interest Account and its market value adjustment feature are described in a separate prospectus which accompanies this Prospectus.

                  PAYMENT AND ALLOCATION OF PURCHASE PAYMENTS

ISSUANCE OF THE CONTRACT

     Individuals wishing to purchase a Contract must complete an application and personally deliver it to a licensed agent of the Company who is also a registered representative of MONY Securities Corp. ("MSC"), a wholly-owned subsidiary of the Company, which is the principal underwriter for the Contracts, or a registered broker dealer which has been authorized by MSC to sell the Contract. Except where certain automatic payment plans (i.e., government allotment, payroll deduction, or automatic checking account withdrawal plans) are used, the minimum initial Purchase Payment for the Contract is currently $2,000 for Non-Qualified Plans, $2,000 for individual retirement accounts and annuities purchased by individuals under Section 408 of the Code (other than Simplified Employee Pensions), and $600 for H.R. 10 plans (self-employed individuals' retirement plans under Section 401 or 403(c) of the Code), Simplified Employee Pensions under Sections 408 and 408A of the Code, annuity purchase plans sponsored by certain tax-exempt organizations, governmental entities, and deferred compensation plans under Section 457 of the Code. These minimum initial Payments must be paid with the application for the Contract. Additional Payments may be made at any time.

     Different rules apply for government allotment, payroll deduction and automatic checking account withdrawal plans. For payroll deduction and automatic checking account withdrawal plans, Purchase Payments must be made at an annualized rate of $600 (i.e., $600 per year, $300 semiannually, $150 for each quarter year, or $50 per month). For government allotment plans, the minimum Purchase Payment is $50 per month.

     The Company reserves the right to revise its rules from time to time to specify different minimum Purchase Payments.

     In addition, the prior approval of the Company is required before it will accept a Purchase Payment where, with that Payment, cumulative Purchase Payments made under any one or more Contracts held by the Owner, less the amount of any prior partial surrenders and their Surrender Charges, exceed $1,500,000.

     The Company reserves the right to reject an application for any reason permitted by law.

     Net Purchase Payments received before the Effective Date will be held in the Company's General Account and will be credited with interest at not less than 3.5 percent per annum if the Contract is issued by the Company and accepted by the Owner. No interest will be paid if the Contract is not issued or if it is declined by the Owner. If the application is approved and the Contract is subsequently issued and accepted by the Owner, then on the Effective Date, amounts allocable to the Contract held in the Company's General Account will earn interest at the annual rate of not less than 3.5%. Upon expiration of the Right to Return Contract Period (See "Right to Return Contract Provision" below), money is transferred to the selected options. For purposes of crediting interest on amounts held in the General Account, Purchase Payments will be treated as received on the day of actual receipt at the Company's Operations Center. If an application is not complete when received by the Company at its Operations Center, and if it is not made complete within 5 days, the prospective purchaser will be informed of the reasons for the delay and the initial Purchase Payment will be returned in full (and the application will be declined), unless the prospective purchaser consents to the Company's retaining the Purchase Payment until the application is made complete.

RIGHT TO RETURN CONTRACT PROVISION

     Within 10 days (or longer in certain states) of the day the Contract is delivered to the Owner (the "Right to Return Contract Period"), it may be returned to the Company or to any agent of the Company. When the Contract is received by the Company, it will be voided as if it had never been in force. The amount to be refunded is equal to all Purchase Payments.

ALLOCATION OF PURCHASE PAYMENTS AND FUND VALUE

     Allocation of Purchase Payments. The Owner may allocate on the application Net Purchase Payments to the Subaccount(s) of the Variable Account or to the Guaranteed Interest Account. Any Net Purchase Payments received before the end of the Right to Return Contract Period (and any interest thereon) will initially earn interest at a rate not less than 3.5% per year beginning on the later of
(i) the Effective Date and (ii) the date the Payment is received at the Company's Operations Center. Net Purchase Payments will continue to earn interest at a rate not less than 3.5% per year until the Right to Return Contract Period expires. (See "Right to Return Contract Provision" above.) After the Right to Return Contract Period has expired, the Contract's Fund Value will automatically be transferred to the Subaccount(s) of the Variable Account or to the Guaranteed Interest Account in accordance with the Owner's percentage allocation.

     After the Right to Return Contract Period, Net Purchase Payments under a nonautomatic payment plan will be allocated in accordance with the Owner's most recent instructions on record with the Company, unless the Owner at the time a Purchase Payment is made specifies the amount or the percentage (not less than 10 percent of the Payment) of the Net Purchase Payment to be allocated among the Subaccount(s). If the specific allocation is incorrect or incomplete, then that Net Purchase Payment will be made in accordance with the most recent correct payment allocation on record. For automatic payment plans, Net Purchase Payments will be allocated in accordance with the Owner's most recent instructions on record.

     The Owner may change the allocation formula specified in the initial allocation notification, or as changed in any subsequent notification, for future Net Purchase Payments at any time without charge by sending written notification to the Company at the Operations Center. Prior allocation instructions may also be changed by telephone subject to the rules of the Company and its right to terminate telephone allocation. The Company reserves the right to deny any telephone allocation request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), Owners might not be able to request changes in allocation of purchase payments by telephone and would have to submit written requests. Any such change, whether made in writing or by telephone, will be effective when recorded on the records of the Company, in accordance with the applicable requirements of state insurance departments and the Investment Company Act of 1940. The Company has adopted rules relating to changes of allocations by telephone, which, among other things, outlines procedures to be followed which are designed, and which the Company believes are reasonable, to prevent unauthorized instructions. If these procedures are followed, the Company shall not be liable for, and the Owner will therefore bear the entire risk of, any loss as a result of the Company's following telephone instructions in the event that such instructions prove to be fraudulent. A copy of the rules and the Company's form for electing telephone allocation privileges is available from licensed agents of the Company who are also registered representatives of MSC or by calling 1-800-487-6669. The Company's form must be signed and received at the Company's Operations Center before telephone allocation instructions will be accepted.

     The minimum percentage of each Net Purchase Payment that may be allocated to any Subaccount of the Variable Account or to the Guaranteed Interest Account is 10 percent; all percentages must be expressed in whole numbers and must total 100 percent.

     Upon receipt of a Purchase Payment, the Net Purchase Payments allocated to Subaccounts of the Variable Account will be credited to the designated Subaccount(s) in the form of Units. The number of Units to be credited to a Subaccount is determined by dividing the dollar amount allocated to the particular Subaccount by the Unit value for the particular Subaccount which Unit value is determined at the close of the Business Day on which the Purchase Payment is received.

     The Unit value for each Subaccount was established at $10 for the first Business Day. The Unit value for a Subaccount for any subsequent Business Day is determined by subtracting (b) from (a) and dividing the result by (c), where:

          (a) is the per share net asset value on the Business Day of the Fund Portfolio in which the Subaccount invests times the number of such shares held in the Subaccount before the purchase or redemption of any shares on that Date.

          (b) is the mortality and expense risk charge accrued as of that Business Day. The daily mortality and expense risk charge is a percentage of the Subaccount's net asset value on the previous Business Day. (If the previous day was not a Business Day, then the daily mortality and expense risk charge is the applicable percentage times the number of days since the last Business Day times the Subaccount's net asset value on the last Business Day.)

          (c) is the total number of Units held in the Subaccount on the Business Day before the purchase or redemption of any Units on that Date.

     The Unit value for these Subaccounts may increase, decrease, or remain constant from Business Day to Business Day, depending upon the investment performance of the Portfolio of the Fund in which the Subaccount is invested and any expenses and charges deducted from the Variable Account. The Owner bears the entire investment risk. Owners should periodically review their allocations of payments and values in light of market conditions and overall financial planning requirements.

     Net Purchase Payments to be allocated to the Guaranteed Interest Account will be credited to that account on the date of receipt at the Operations Center, if that date is a Business Day, and, if not, on the next Business Day. Interest will be credited daily.

     Fund Value. The Contract's Fund Value will reflect the investment performance of the selected Subaccount(s) of the Variable Account, amounts credited to the Guaranteed Interest Account, amounts credited to the Loan Account, if any, any Net Purchase Payments, any partial surrenders, and all charges imposed in connection with the Contract. There is no guaranteed minimum Fund Value, except to the extent Net Purchase Payments have been allocated to the Guaranteed Interest Account, and because a Contract's Fund Value at any future date will be dependent on a number of variables, it cannot be predetermined.

     Determination of Fund Value. The Fund Value of the Contract is determined on each Business Day. The Fund Value will be calculated first on the Effective Date and thereafter on each Business Day. On the Effective Date, the Contract's Fund Value will be the Net Purchase Payments received plus any interest credited on those Payments. During the period when Net Purchase Payments are held in the General Account, interest will be credited to the Contract. (See "Issuance of the Contract" at page 13.) After allocation of the amounts in the General Account to the Variable Account or to the Guaranteed Interest Account, on each Business Day, the Contract's Fund Value will be:

          (1) The aggregate of the Fund Values attributable to the Contract in each of the Subaccounts on the Business Day, determined for each Subaccount by multiplying the Subaccount's Unit value on that date by the number of Subaccount Units allocated to the Contract; plus

          (2) any amount credited to the Guaranteed Interest Account (which shall be the aggregate of all Net Purchase Payments, plus interest credited, if any, plus or minus amounts transferred, if any, less partial surrenders, if any, less any charges, market value adjustments, and deductions imposed in accordance with the Contract terms detailed in the Prospectus); plus

          (3) any amount credited to the Loan Account, if available (which shall be the aggregate of all amounts transferred plus interest credited, if any, less loan repayments, if any, less any charges and deductions imposed in accordance with the Contract terms detailed in the Prospectus); plus

          (4) any Net Purchase Payment received on that Business Day; less

          (5) any transfer charge made on that Business Day; less

          (6) any partial surrender amount and its Surrender Charge made on that Business Day; less

          (7) any Annual Contract Charge deductible on that Business Day.

     In computing the Contract's Fund Value, the number of Subaccount Units allocated to the Contract is determined after any transfers among Subaccounts (and deduction of transfer charges) or between one or more of the Subaccounts and the Guaranteed Interest Account, but before any other Contract transactions, such as receipt of Net Purchase Payments and partial surrenders, on the Business Day. If the Contract's Fund Value is to be calculated for a day that is not a Business Day, the next following Business Day will be used.

     Transfers. After the Right to Return Contract Period has expired, the value attributable to the Contract may be transferred among the Subaccounts of the Variable Account. There is no minimum amount that need be transferred. The Company will effectuate transfers at Unit values, and determine all Unit values in connection with transfers, among the Subaccounts at the close of the day on which the transfer request is received at the Operations Center, if that date is a Business Day and, if not, on the next Business Day. Different provisions apply to transfers involving the Guaranteed Interest Account. (See "Allocation of Premiums and Fund Value -- Transfers Involving the Guaranteed Interest Account" at page 17.) Transfers may be made by sending a written request to the Operations Center or by telephone, subject to the rules of the Company and its right to terminate telephone transfers. The Company reserves the right to deny any telephone transfer request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), Owners might not be able to request transfers by telephone and would have to submit written requests. If a written transfer request is incomplete or incorrect, no transfer will be made and the request will be returned to the Owner. Telephone transfer instructions will only be accepted if complete and correct. The Company has adopted guidelines relating to telephone transfers which, among other things, outlines procedures to be followed which are designed, and which the Company believes are reasonable, to prevent unauthorized transfers. If these procedures are followed, the Company shall not be liable for, and the Owner will therefore bear the entire risk of, any loss as a result of the Company's following telephone instructions in the event that such instructions prove to be fraudulent. A copy of the guidelines and the Company's form for electing telephone transfer privileges is available from licensed agents of the Company who are also registered representatives of MSC or by calling 1-800-487-6669. The Company's form must be signed and received at the Company's Syracuse Operations Center before telephone transfers will be accepted.

     A transfer charge is not currently imposed (see "Charges Against Fund
Value -- Transfer Charge" at page 21), but the Company has reserved the right to impose a charge which will not exceed $25 per transfer. If imposed, the transfer charge will be deducted from the first of the Subaccount(s) or the Guaranteed Interest Account from which the amounts are transferred. This charge is in addition to the amount transferred. All transfers included in a single request are treated as one transfer transaction. A transfer resulting from the first reallocation of Fund Value at the expiration of the Right to Return Contract Period will not be subject to a transfer charge. Under present law, transfers are not taxable transactions.

     Transfers Involving the Guaranteed Interest Account. Transfers may be made from the Guaranteed Interest Account at any time, but if they are made before the end of the 3, 5, 7, or 10 year accumulation period there will be a Market Value Adjustment. If the transfer request is received within 30 days before the end of the Accumulation Period, no market value adjustment will apply.

TERMINATION OF THE CONTRACT

     The Contract will remain in force until the earlier of (1) the date the Contract is surrendered in full, (2) the Annuity Starting Date, (3) the Contract Anniversary on which, after deduction for any Annual Contract Charge then due, no Fund Value in the Subaccounts and the Guaranteed Interest Account remains in the Contract, and (4) the date the Death Benefit is payable under the Contract.

                                   SURRENDERS

     At any time on or before the Annuity Starting Date and during the lifetime of the Annuitant, the Owner may elect to make a surrender of all or part of the Contract's value. Any such election shall specify the amount of the surrender and will be effective on the date a proper request is received by the Company at its Operations Center.

     The amount of the surrender may be equal to the Contract's Cash Value, which is its Fund Value less (1) any applicable Surrender Charge, (2) any Market Value Adjustment, and (3) any Outstanding Debt. The Surrender may also be for a lesser amount (a "partial surrender"). If a partial surrender is requested, and that surrender would leave a Fund Value of less than $1,000, then that partial surrender will be treated and processed as a full surrender, and the entire Cash Value will be paid to the Owner. For a partial surrender, any Surrender Charge or Market Value Adjustment will be in addition to the amount requested by the Owner.

     A surrender will result in the cancellation of Units and the withdrawal of amounts credited to the Guaranteed Interest Account, in accordance with the directions of the Owner, with an aggregate value equal to the dollar amount of the surrender plus, if applicable, any Surrender Charge and any Market Value Adjustment. The Guaranteed Interest Account and its market value adjustment feature are described in a separate prospectus which accompanies this Prospectus. Partial or full surrenders allocated to the Guaranteed Interest Account will be subject to a market value adjustment. For a partial surrender, the Company will cancel Units of the particular Subaccounts and withdraw amounts from the Guaranteed Interest Account in accordance with the allocation specified by the Owner in written notice to the Company at its Operations Center at the time the request for the partial surrender is received. Allocations may be by either amount or percentage. Allocations by percentage must be in whole percentages (totaling 100 percent), and at least 10 percent of the partial surrender must be allocated to any Subaccount or to the Guaranteed Interest Account designated by the Owner. If there is insufficient Fund Value in the Owner's Guaranteed Interest Account or a Subaccount to provide for the requested allocation against it, or the request is incorrect, the request will not be accepted.

     Any Surrender Charge will be allocated against the Guaranteed Interest Account and each Subaccount in the same proportion that the amount of a partial surrender allocated against the Guaranteed Interest Account and each Subaccount bears to the total amount of the partial surrender.

     Any cash surrender amount will be paid in accordance with the requirements of state insurance departments and the Investment Company Act of 1940. Postponement is currently permissible under the Investment Company Act of 1940 only (1) for any period (a) during which the New York Stock Exchange is closed other than customary weekend and holiday closings, or (b) during which trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission, (2) for any period during which an emergency exists as a result of which (a) disposal of securities held by the Funds is not reasonably practicable, or (b) it is not reasonably practicable to determine the value of the net assets of the Funds, or (3) for such other periods as the Securities and Exchange Commission may by order permit for the protection of Owners. Any cash surrender involving payment from amounts credited to the Guaranteed Interest Account may, to the extent amounts are paid from the Guaranteed Interest Account, be postponed, at the option of the Company, for up to 6 months from the date the request for a surrender or proof of death is received by the Company. Surrenders involving payment from the Guaranteed Interest Account may also be subject to a Market Value Adjustment, in addition to a surrender charge. The Owner may elect to have the amount of a surrender settled under one of the Settlement Options of the Contract. (See "ANNUITY PROVISIONS" at page 24.)

     Since the Contracts offered by this Prospectus may be issued in connection with retirement plans that meet the requirements of certain sections of the Internal Revenue Code, reference should be made to the terms of the particular retirement plan for any limitations or restrictions on cash surrenders.

     Surrenders of certain Qualified Contracts may also be restricted by the terms of the particular plan pursuant to which such Qualified Contract is issued. Without such restriction on surrender, the Contracts would be subject to treatment under the Internal Revenue Code as annuity contracts rather than contracts governed by Section 403(b). (See "FEDERAL TAX STATUS" at page 30.)

     The tax consequences of a cash surrender should be carefully considered. (See "FEDERAL TAX STATUS" at page 30.)

                                     LOANS

     Qualified Contracts issued under an Internal Revenue Code Section 401(k) plan will have a loan provision. All of the following conditions apply in order for the amount to be considered a loan, rather than a (taxable) partial surrender:

     - The term of the loan must be 5 years or less.
     - Repayments are required at least quarterly and must be substantially level.
     - The loan amount is limited to certain dollar amounts, as specified by the IRS.

     The Owner (Plan Trustee) must certify that these conditions are satisfied.

     In any event, the maximum outstanding loan on a contract is 50% of the Fund Value of the subaccounts and/or the Guaranteed Interest Account. Loans are not permitted before the end of the Right to Return Contract period. In requesting a Loan, the Contract Owner must specify the Subaccounts from which Fund Value equal to the amount of the Loan requested will be taken. Loans from the Guaranteed Interest Account are not taken until Fund Value in the subaccounts is exhausted. If in order to provide the Contract Owner with the amount of the Loan requested, Fund Values must be taken from the Guaranteed Interest Account, then the Contract Owner must specify the Accumulation Periods from which Fund Values equal to such amount will be taken. If the Contract Owner fails to specify Subaccounts and Accumulation Periods, the request for a Loan will be returned to a Contract Owner.

     Values are transferred to a Loan Account that earns interest at an annual rate of 3.5%. The annual loan interest rate charged will be 6%.

     Loan repayments must be specifically earmarked as a loan repayment and will be allocated to the sub-accounts and/or the Guaranteed Interest Account using the most recent payment allocation on record.

                                 DEATH BENEFIT

DEATH BENEFIT PROVIDED BY THE CONTRACT

     In the event of the death of the Annuitant prior to the Annuity Starting Date, the Company will pay a Death Benefit to the Beneficiary. The amount of the Death Benefit will be the greater of (a) the Fund Value less any Outstanding Debt on the date of the Annuitant's death, and (b) the Purchase Payments paid, less any partial surrenders and their Surrender Charges less any Outstanding Debt. If there are funds allocated to the Guaranteed Interest Account at the time of death, any applicable market value adjustment will be waived. If the death of the Annuitant occurs on or after the Annuity Starting Date, no Death Benefit will be payable except as may be provided under the Settlement Option elected.

OPTIONAL ENHANCED DEATH BENEFIT

     An enhanced death benefit may apply. On the 5th Contract anniversary and each subsequent 5th Contract anniversary prior to the Annuitant's 71st birthday (prior to the first 5th anniversary for issue ages greater than 65), the Guaranteed Minimum Death Benefit ("GMDB") is increased to the then current Fund Value, if it is greater than the current GMDB, proportionally reduced by any partial surrenders including Surrender Charges and Market Value Adjustments assessed, since the last Reset Anniversary. In no event will the GMDB exceed 200% of the total Purchase Payments made, reduced proportionately for any partial surrenders including Surrender Charges and Market Value Adjustments, less any Outstanding Debt. The proportionate reduction for each partial surrender will be equal to (i) the amount of that partial surrender (including any Surrender Charges and Market Value Adjustments assessed), divided by (ii) the Fund Value immediately before that partial surrender, multiplied by (iii) the Enhanced Death Benefit immediately before the surrender. All Subaccounts are eligible for GMDB coverage. The cost of this enhancement is reflected in the Mortality and Expense Risk Charge. Once the last value is set (prior to the Annuitant's 71st birthday or on the first 5th anniversary for issue ages greater than 65), it will not be reset.

     All other basic death benefits as outlined in this prospectus continue to apply. The largest death benefit under any of these provisions will be paid.

ELECTION AND EFFECTIVE DATE OF ELECTION

     During the lifetime of the Annuitant and prior to the Annuity Starting Date, the Owner may elect to have the Death Benefit of the Contract applied under one or more Settlement Options to effect an annuity for the Beneficiary as payee after the death of the Annuitant. (See "Settlement Options" at page 24.) If no election of a Settlement Option for the Death Benefit is in effect on the date when proceeds become payable, the Beneficiary may elect (a) to receive the Death Benefit in the form of a cash payment; or (b) to have Death Benefit applied under one of the Settlement Options. (See "Settlement Options" at page 24.) If an election by the payee is not received by the Company within one month following the date proceeds become payable, the payee will be deemed to have elected a cash payment. Either election described above may be made by filing with the Company a written election in such form as the Company may require. Any proper election of a method of settlement of the Death Benefit by the Owner will become effective on the date it is signed, but any election will be subject to any payment made or action taken by the Company before receipt of the notice at the Company's Operations Center.

     Reference should be made to the terms of any applicable retirement plan and any applicable legislation for any limitations or restrictions on the election of a method of settlement and payment of the Death Benefit.

PAYMENT OF DEATH BENEFIT

     If the Death Benefit is to be paid in cash to the Beneficiary, payment will be made within seven (7) days of the date the election becomes effective or is deemed to become effective and due proof of death is received, except as the Company may be permitted to postpone such payment in accordance with the Investment Company Act of 1940. If the Death Benefit is to be paid in one sum to the Successor Beneficiary, or to the estate of the deceased Annuitant, payment will be made within seven (7) days of the date due proof of the death of the Annuitant and the Beneficiary is received by the Company.

                             CHARGES AND DEDUCTIONS

     Charges may be assessed under the Contracts as follows:

DEDUCTIONS FROM PAYMENTS

     A deduction may be made from each Purchase Payment for premium or similar taxes prior to allocation of any Net Purchase Payment among the Subaccounts of the Variable Account. Currently, the Company does not make such a deduction, but may do so in the future. The Company will provide the Owner with written notice of its intention to make deductions for premium or other taxes. Any such deduction will apply only to

Purchase Payments made after notice has been sent by the Company. The amount of the deduction will vary from locality to locality, but will generally range from 0 percent to 3.5 percent of Purchase Payments.

CHARGES AGAINST FUND VALUE

     Surrender Charge. The Contract imposes a contingent deferred sales charge, called a "Surrender Charge," on full and partial surrenders and on the Annuity Starting Date. The Surrender Charge, which will never exceed 7 percent of total Fund Value, is intended to reimburse the Company for expenses incurred in distributing the Contract. To the extent such charge is insufficient to cover all distribution costs, the Company will make up the difference using funds from its General Account, which may contain funds deducted from the Variable Account to cover mortality and expense risks borne by the Company. (See "Mortality and Expense Risk Charge" at page 22.)

     If all or a portion of the Contract's Cash Value (see "SURRENDERS" at page
17) is surrendered or if the Cash Value is received at maturity on the Annuity Starting Date, a Surrender Charge will be calculated at the time of surrender and will be deducted from the Fund Value. A Surrender Charge will not be imposed against Fund Value surrendered after the eighth Contract Year. In addition, the Surrender Charge, which otherwise would have been deducted, will not be deducted to the extent necessary to permit the Owner to obtain, an amount equal to the Free Partial Surrender Amount. (See "Free Partial Surrender Amount" below.) Except in certain states, no Surrender Charge will be imposed if the Contract is surrendered after the third Contract Year and the surrender proceeds are paid under either Settlement Option 3 or Settlement Option 3A. (See "Settlement Options" at page 24.) In no event will the aggregate Surrender Charge exceed 7 percent of the total Fund Value.

     For a partial surrender, the Surrender Charge will be deducted from any remaining Fund Value, if sufficient; otherwise, it will be deducted from the amount surrendered. Any Surrender Charge will be allocated against the Guaranteed Interest Account and each Subaccount of the Variable Account in the same proportion that the amount of the partial surrender allocated against the Guaranteed Interest Account and each Subaccount bears to the total amount of the partial surrender. Cash Values surrendered to pay surrender charges are subject to surrender charges.

     No Surrender Charge will be deducted from Death Benefits except as described in "DEATH BENEFIT" at page 18.

     Amount of Surrender Charge. The amount of the Surrender Charge is equal to a varying percentage of Fund Value during the first 8 Contract Years. The percentage is determined as follows:

                       SURRENDER CHARGE PERCENTAGE TABLE

                       # OF CONTRACT                            SURRENDER
                       ANNIVERSARIES                              CHARGE
                    SINCE EFFECTIVE DATE                        PERCENTAGE
                    --------------------                        ----------
     0......................................................      7  %
     1......................................................      7
     2......................................................      6
     3......................................................      6
     4......................................................      5
     5......................................................      4
     6......................................................      3
     7......................................................      2
     8 (or more)............................................      0

     Free Partial Surrender Amount. The Surrender Charge may be reduced by using the Free Partial Surrender Amount provided for in the Contract. For Non-qualified Contracts (and Contracts issued for IRA and SEP-IRA), the Free Partial Surrender Amount provides that an amount up to 10% of the Contract's Fund Value may be surrendered without application of a surrender charge. For Qualified Contracts (other than Contracts issued for IRA and SEP-IRA), the Free Partial Surrender Amount provides that the greater of $10,000, (but not more than the Contract's Fund Value) or 10% of the Contract's Fund Value (at the beginning of a Contract Year) may be surrendered without application of surrender charge. Contract Fund Value here means the Fund Value at the beginning of the contract year in the sub-accounts (and the Guaranteed Interest Account not the Loan Account).

     Annual Contract Charge. The Company has primary responsibility for the administration of the Contract and the Variable Account. Ordinary administrative expenses expected to be incurred include collection of purchase payments, recordkeeping, processing death benefit claims and surrenders, preparing and mailing reports, and overhead costs. In addition, the Company expects to incur certain additional administrative expenses in connection with the issuance of the Contract, including the review of applications and the establishment of Contract records.

     The Company intends to administer the Contract itself through an arrangement whereby the Company may purchase some administrative services from MONY and such other sources as may be available.

     An Annual Contract Charge will be deducted from the Contract's Fund Value to help cover administrative expenses. Currently, the amount of the charge is $0, but it may be increased to as much as $50 on 30 days' written notice to the Owner. The charge will be deducted on each Contract Anniversary prior to the Annuity Starting Date. The amount of the charge will be allocated against the Guaranteed Interest Account and each Subaccount of the Variable Account in the same proportion that the Fund Value in the Guaranteed Interest Account and each Subaccount bears to the Fund Value of the Contract. The Company does not expect to make any profit from the administrative cost deductions.

     Transfer Charge. The Company has reserved the right to impose a transfer charge, which will not exceed $25, for each transfer instructed by the Owner among the Subaccounts or to or from the Guaranteed Interest Account and one or more of the Subaccounts (including transfers made by telephone, if permitted by the Company) in a Contract Year, to compensate the Company for the costs of effectuating the transfer. Currently, the Company does not do so. The Company does not expect to make a profit from the transfer charge. This charge will be deducted from the Contract's Fund Value held in the Subaccount(s) or from the Guaranteed Interest Account from which the first transfer is made.

     Market Value Adjustment. Full and partial surrenders or transfers from the Guaranteed Interest Account are subject to a Market Value Adjustment. The adjustment is determined by multiplying the amount of the surrender or transfer from each accumulation period and interest rate by the following factor:

                          [(1 + a)/(1+b)](n-t)/12) - 1

where


    a     =   rate declared at beginning of the accumulation period
    b     =   rate then currently declared for an accumulation period
              equal to the time remaining in the guaranteed period, plus
              0.25%
    n     =   guaranteed period in months
    t     =   number of elapsed months (or portion thereof) in the
              guaranteed period

     If an Accumulation Period equal to the time remaining is not issued by the Company, the rate will be an interpolation between two available Accumulation Periods. If two such Periods are not available, we will use the rate for the next available Accumulation Period.

     Market Value Adjustments do not apply for full and partial surrenders or transfers requested within 30 days before the end of the accumulation period, nor in the calculation of any benefits paid upon the death of the Annuitant. Market Value Adjustments apply to benefits paid upon death of the Owner.

     Descriptions of the Guaranteed Interest Account are included in this Prospectus for the convenience of the purchaser. The Guaranteed Interest Account and its market value adjustment feature are described in a separate prospectus which accompanies this Prospectus. The general account of the Company is not registered under the Securities Act of 1933 or the Investment Company Act of 1940. Accordingly, the general account of the Company is not generally subject to the provisions of these Acts; however, disclosures regarding the general account of the Company may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. The staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus which relate to the Guaranteed Interest Account and the general account of the Company.

MORTALITY AND EXPENSE RISK CHARGE

     A daily charge will be deducted from the value of the net assets of the Variable Account to compensate the Company for mortality and expense risks assumed in connection with the Contract. The Mortality and Expense Risk charge is deducted at a current daily rate equivalent to an annual rate of 1.25 percent (and is guaranteed not to exceed a daily rate equivalent to an annual rate of 1.35 percent) from the value of the net assets of the Separate Account. Of the
1.25 percent current charge, .80 percent is for assuming mortality risks (which is guaranteed not to exceed .90 percent), and .45 percent is for assuming expense risks. The daily charge will be deducted from the net asset value of the Variable Account, and therefore the Subaccounts, on each Business Day. These charges will not be deducted from the Guaranteed Interest Account. Where the previous day (or days) was not a Business Day, the deduction currently on the next Business Day will be 0.003425 percent (guaranteed not to exceed 0.003699 percent) multiplied by the number of days since the last Business Day.

     The Company believes that this level of charge is within the range of industry practice for comparable individual flexible payment variable annuity contracts.

     The mortality risk assumed by the Company is that Annuitants may live for a longer time than projected, and that an aggregate amount of annuity benefits greater than that projected will accordingly be payable. In making this projection, the Company has used the mortality rates from the 1983 Table "a" (discrete functions without projections for future mortality), with 3 1/2 percent interest. The expense risk assumed is that expenses incurred in issuing and administering the Contracts will exceed the administrative charges provided in the Contracts.

     The Company does not expect to make a profit from the mortality and expense risk charge. Should, however, the amount of the charge exceed the amount needed, the excess will be retained by the Company in its general account. Should the amount of the charge be inadequate, the Company will pay the difference out of its general account.

TAXES

     Currently, no charge will be made against the Variable Account for federal income taxes. The Company may, however, make such a charge in the future if income or gains within the Variable Account will incur any federal income tax liability. Charges for other taxes, if any, attributable to the Variable Account may also be made. (See "FEDERAL TAX STATUS" at page 30.)

INVESTMENT ADVISORY FEE

     Because the Variable Account purchases shares of the Funds, the net assets of the Variable Account will reflect the investment advisory fee and other expenses incurred by the Funds. The Company, as investment adviser to the MONY Series Fund, will receive a daily investment advisory fee at an annual rate of
0.50 percent of the first $400 million, 0.35 percent of the next $400 million, and 0.30 percent of the aggregate average daily net assets in excess of $800 million of the Intermediate Term Bond, Long Term Bond, and Government Securities Portfolios of the MONY Series Fund, and as investment adviser to the MONY Series Fund, the Company will receive a daily investment advisory fee at an annual rate of 0.40 percent of the first $400 million, 0.35 percent of the next $400 million, and 0.30 percent of the aggregate average daily net assets in excess of $800 million of the Money Market Portfolio of the MONY Series Fund.

     Enterprise Capital, as investment adviser to the Accumulation Trust, will receive from the Accumulation Trust a daily investment advisory fee at an annual rate of 0.80 percent of the first $400 million, 0.75 percent of the next $400 million, and 0.70 percent of the aggregate average daily net assets in excess of $800 million of the Equity and Managed Portfolios of the Accumulation Trust. OpCap Advisors, a subsidiary of Oppenheimer Capital, as sub-investment adviser to the Equity and Managed Portfolios of the Accumulation Trust, will receive from Enterprise Capital and not the Accumulation Trust .40 percent (0.30 percent of assets in excess of $1 billion) of the aggregate average daily net assets of the Equity Portfolio and .40 percent of the first $1 billion, .30 percent of the next $1 billion of assets, and .25 percent of assets in excess of $2 billion of the average daily net assets of the Managed Portfolio. Enterprise Capital, as investment adviser to the Accumulation Trust, will receive from the Accumulation Trust a daily investment advisory fee at an annual rate of 0.75 percent of the aggregate average daily net assets of the Small Company Value Portfolio of the Accumulation Trust. Gabelli Asset Management, Inc., as sub-investment adviser to the Small Company Value Portfolio of the Accumulation Trust, will receive from Enterprise Capital and not the Accumulation Trust, 0.40 percent of the first $1 billion and 0.30 percent of the aggregate average daily net assets in excess of $1 billion of the Small Company Value Portfolio. Enterprise Capital, as investment adviser to the Accumulation Trust, will receive from the Accumulation Trust a daily investment advisory fee at an annual rate of 0.60 percent of the aggregate average daily net assets of the High Yield Bond Portfolio and Caywood Scholl Capital Corporation, as sub-investment adviser to the High Yield Bond Portfolio, will receive from Enterprise Capital and not the Accumulation Trust,
 .30 percent of the first $100 million and 0.25 percent of the aggregate average daily net assets in excess of $100 million of the High Yield Bond Portfolio. Enterprise Capital, as investment adviser to the Accumulation Trust will receive from the Accumulation Trust a daily investment advisory fee at an annual rate of
 .85 percent of the aggregate average daily net assets of the International Growth Portfolio, and Brinson Partners, as sub-investment adviser to the International Growth Portfolio, will receive from Enterprise Capital and not the Accumulation Trust, .45 percent (53% of the fee received by Enterprise Capital; the fee paid to Brinson Partners declines as assets exceed $100 million) of the aggregate average daily net assets of the International Growth Portfolio. Enterprise Capital, as investment adviser to the Accumulation Trust, will receive from the Accumulation Trust a daily investment advisory fee at an annual rate of 1.00 percent of the aggregate average daily net assets of the Small Company Growth Portfolio and Pilgrim Baxter & Associates, as sub-investment adviser to the Small Company Growth Portfolio, will receive from Enterprise Capital and not the Accumulation Trust, 0.65 percent of the first $50 million,
0.55 percent of the next $50 million, and 0.45 percent of the aggregate average daily net assets in excess of $100 million of the Small Company Growth Portfolio. Enterprise Capital, as investment adviser to the Accumulation Trust, will receive from the Accumulation Trust a daily investment advisory fee at an annual rate of 0.75 percent of the aggregate average daily net assets of the Equity Income Portfolio and 1740 Advisers, Inc., as sub-investment adviser to the Equity Income Portfolio, will receive from Enterprise Capital and not the Accumulation Trust, 0.30 percent of the first $100 million, 0.25 percent of the next $100 million, and 0.20 percent of the aggregate average daily net assets in excess of $200 million of the Equity Income Portfolio. Enterprise Capital, as investment adviser to the Accumulation Trust, will receive from the Accumulation Trust a daily investment advisory fee at an annual rate of 0.75 percent of the aggregate average daily net assets of the Growth and Income Portfolio and Retirement System Investors, Inc., as sub-investment adviser to the Growth and Income Portfolio, will receive from Enterprise Capital and not the Accumulation Trust, .0.30 percent of the first $100 million, 0.25 percent of the next $100 million, and 0.20 percent of the aggregate average daily net assets in excess of $200 million of the Growth and Income Portfolio. Enterprise Capital, as investment adviser to the Accumulation Trust, will receive from the Accumulation Trust a daily investment advisory fee at an annual rate of 0.75 percent of the aggregate average daily net assets of the Capital Appreciation Portfolio and Montag & Caldwell, Inc., as sub-investment adviser to the Capital Appreciation Portfolio, will receive from Enterprise Capital and not the Accumulation Trust, 0.30 percent of the first $1 billion and 0.20 percent of aggregate average daily net assets in excess of $1 billion of the Capital Appreciation Portfolio. Enterprise Capital, as investment adviser to the Accumulation Trust, will receive from the Accumulation Trust, .75 percent of the aggregate average daily net assets of the Growth Portfolio, and Montag & Caldwell, Inc. will receive from Enterprise Capital and not the Accumulation Trust 0.30 percent (0.20 percent of assets in excess of $1 billion) of the aggregate average daily net assets of the Growth Portfolio.

                               ANNUITY PROVISIONS

ANNUITY STARTING DATE

     Annuity payments under a Contract will begin on the Annuity Starting Date that is selected by the Owner at the time the Contract is applied for. The Annuity Starting Date chosen may be no earlier than the Contract Anniversary after the Annuitant's 10th birthday, and no later than the Contract Anniversary after the Annuitant's 95th birthday. The minimum number of years from the Contract Date to the Annuity Starting Date is 10. The Annuity Starting Date may be advanced to a date not earlier than the 10th Contract Anniversary or deferred from time to time by the Owner by written notice to the Company, provided that
(1) notice of such deferral or advance is received by the Company prior to the then current Annuity Starting Date, and (2) the new Annuity Starting Date is a date which is not later than the Contract Anniversary after the Annuitant's 95th birthday. A particular retirement plan may contain other restrictions.

     On the Annuity Starting Date, unless Settlement Option 3 or 3A is elected, the Contract's Cash Value less any taxes which may be imposed by an applicable state upon annuitization, will be applied to provide an annuity or any other option previously chosen by the Owner and permitted by the Company. If Settlement Option 3 or 3A is elected, the Contract's Fund Value (less any taxes which may be imposed by an applicable state upon annuitization) will be applied to provide an annuity. A supplementary contract will be issued, and that contract will set forth the terms of the settlement. No payments may be requested under the Contract's surrender provisions after the Annuity Starting Date, and no surrender will be permitted except as may be available under the Settlement Option elected.

     For Contracts issued in connection with retirement plans, reference should be made to the terms of the particular retirement plan for any limitations or restrictions on the Annuity Starting Date.

ELECTION AND CHANGE OF SETTLEMENT OPTION

     During the lifetime of the Annuitant and prior to the Annuity Starting Date, the Owner may elect one or more of the Settlement Options described below, or such other settlement option as may be agreed to by the Company. The Owner may also change any election, but written notice of an election or change of election must be received by the Company at its Operations Center prior to the Annuity Starting Date. If no election is in effect on the Annuity Starting Date, a lump sum payment will be deemed to have been elected.

     Settlement Options may also be elected by the Owner or the Beneficiary as provided in the Death Benefit and Surrender sections of this Prospectus. (See "Death Benefit" at page 18 and "Surrenders" at page 17.)

     Where applicable, reference should be made to the terms of a particular retirement plan and any applicable legislation for any limitations or restrictions on the options that may be elected.

SETTLEMENT OPTIONS

     Proceeds settled under the Settlement Options listed below or otherwise currently available will not participate in the investment experience of the Variable Account.

     Settlement Option 1 -- Interest Income: Interest on the proceeds at a rate (not less than 2 3/4 percent per year) set by the Company each year.

     Settlement Option 2 -- Income for Specified Period: Fixed monthly payments for a specified period of time, as elected. The payments may, at the Company's option, be increased by additional interest each year.

     Settlement Option 3 -- Single Life Income: Payments for the life of the payee and for a period certain. The period certain may be (a) 0 years, 10 years, or 20 years, or (b) the period required for the total income payments to equal the proceeds (refund period certain). The amount of the income will be determined by the Company on the date the proceeds become payable.

     Settlement Option 3A -- Joint Life Income: Payments during the joint lifetime of the payee and one other person, and during the lifetime of the survivor. The survivor's monthly income may be equal to either

(a) the income payable during the joint lifetime or (b) two-thirds of that income. If a person for whom this option is chosen dies before the first monthly payment is made, the survivor will receive proceeds instead under Settlement Option 3, with 10 years certain.

     Settlement Option 4 -- Income of Specified Amount: Income, of an amount chosen, for as long as the proceeds and interest last. The amount chosen to be received as income in each year may not be less than 10 percent of the proceeds settled. Interest will be credited annually on the amount remaining unpaid at a rate determined annually by the Company. This rate will not be less than 2 3/4 percent per year.

     The Contract contains annuity payment rates for Settlement Options 3 and 3A described in this Prospectus. The rates show, for each $1,000 applied, the dollar amount of the monthly fixed annuity payment, when this payment is based on minimum guaranteed interest as described in the Contract.

     The annuity payment rates may vary according to the Settlement Option elected and the age of the payee. The mortality table used in determining the annuity payment rates for Options 3 and 3A is the 1983 Table "a" (discrete functions, without projections for future mortality), with 3 percent interest.

     Under Settlement Option 3, if income based on the period certain elected is the same as the income provided by another available period or periods certain, the Company will deem the election to have been made of the longest period certain.

     In Qualified Plans, settlement options available to Owners may be restricted by the terms of the plans.

FREQUENCY OF ANNUITY PAYMENTS

     Annuity payments will be paid as monthly installments unless the payee requests quarterly, semiannual, or annual installments at the time the option is chosen. However, if the net amount available to apply under any Settlement Option under any circumstances is less than $1,000, the Company shall have the right to pay such amount in one lump sum. In addition, if the payments provided for would be less than $25, the Company shall have the right to change the frequency of payments to such intervals as will result in payments of at least $25.

ADDITIONAL PROVISIONS

     The Company may require proof of age of the Annuitant before making any life annuity payment provided for by the Contract. If the age of the Annuitant has been misstated, the amount payable will be the amount that the amount settled would have provided at the correct age. Once life income payments have begun, any underpayments will be made up in one sum with the next annuity payment; overpayments will be deducted from the future annuity payments until the total is repaid.

     The Contract must be returned to the Company upon any settlement. Prior to any settlement of a death claim, due proof of the Annuitant's death must be submitted to the Company.

     Where any benefits under the Contract are contingent upon the recipient's being alive on a given date, the Company may require proof satisfactory to it that such condition has been met.

     The Contracts described in this Prospectus contain annuity payment rates that distinguish between men and women. On July 6, 1983, the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Because of this decision, the annuity payment rates applicable to Contracts purchased under an employment-related insurance or benefit program may in some cases not vary on the basis of the Annuitant's sex. Unisex rates to be provided by the Company will apply for Qualified Plans.

     Employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, and any comparable state laws that may be applicable, on any employment-related plan for which a Contract may be purchased.

                                OTHER PROVISIONS

OWNERSHIP

     The Owner has all rights and may receive all benefits under the Contract. During the lifetime of the Annuitant (and the Secondary Annuitant if one has been named), the Owner shall be the person so designated in the application, unless changed, or unless a Successor Owner becomes the Owner. On and after the death of the Annuitant (and the Secondary Annuitant, if applicable), if the Beneficiary (or Successor Beneficiary, if one be named) is not then living, the Death Benefit shall be paid to the Annuitant's (or if the Annuitant is not then living and a Secondary Annuitant has been named and is not then living, the Secondary Annuitant's) executors or administrators, unless the Owner directed otherwise.

     The Owner may name a Successor Owner or a new Owner at any time. If the Owner dies, the Successor Owner, if living, becomes the Owner. Any request for change must be: (1) made in writing; and (2) received at the Company. The change will become effective as of the date the written request is signed. A new choice of Owner or Successor Owner will not apply to any payment made or action taken by the Company prior to the time a request for change is received. Owners should consult a competent tax advisor prior to changing Owners.

PROVISION REQUIRED BY SECTION 72(s) OF THE CODE

     If the Owner of a Non-Qualified Plan dies before the Annuity Starting Date and while the Annuitant is living, and if that Owner's surviving spouse is not the Successor Owner as of the date of that Owner's death (as evidenced by proof satisfactory to the Company), then the Contract will be surrendered as of the date of that death. If the Successor Owner is the Beneficiary, the surrender proceeds may, at the option of the Successor Owner, be paid over the life of the Successor Owner. Such payments must begin no later than one year after such date of death. If the Successor Owner is a surviving spouse, then the surviving spouse will be treated as the new Owner of the Contract. Under such circumstances, it shall not be necessary to surrender the Contract. If the spouse is not the Successor Owner and there is no designated beneficiary, the proceeds must be distributed within 5 years after the date of death. However, under the terms of the Contract, if the spouse is not the Successor Owner, the Contract will be surrendered as of the date of death and the proceeds will be paid to the Beneficiary. This provision shall not extend the term of the Contract beyond the date when death proceeds become payable.

     Further, if the Owner dies on or after the Annuity Starting Date, then any remaining portion of the proceeds will be distributed at least as rapidly as under the method of distribution being used as of the date of the Owner's death.

PROVISION REQUIRED BY SECTION 401(a)(9) OF THE CODE

     The entire interest of a Qualified Plan participant under the Contract will be distributed to the Owner or his/her Designated Beneficiary either by or beginning not later than April 1 of the calendar year following the calendar year in which the Qualified Plan Participant attains age 70 1/2. The period over which such distribution will be made is the life of such Participant or the lives of such Participant and Designated Beneficiary.

     Where distributions have begun in accordance with the previous paragraph and the Participant dies before the Owner's entire interest has been distributed to him/her, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of the Participant's death. If the Participant dies before the commencement of such distributions and there is no Designated Beneficiary, the Contract will be surrendered as of the date of death. The surrender proceeds must be distributed within 5 years after the date of death. But if there is a Designated Beneficiary, the surrender proceeds may, at the option of the Designated Beneficiary, be paid over the life of the Designated Beneficiary. In such case, distributions will begin not later than one year after the Participant's death. If the Designated Beneficiary is the surviving spouse of the Participant, the date on which the distributions will begin shall not be earlier than the date on which the Participant would have attained age 70 1/2. If the surviving spouse dies before distributions to him/her begin, the provisions of this paragraph shall be applied as if the surviving spouse were the Participant. If the Plan is an IRA under Section 408 of the Code, the surviving spouse may elect to forego distribution and treat the IRA as his/her own plan.

     It is the Owner's responsibility to assure that distribution rules imposed by the Code will be met. Qualified Plan Contracts include those qualifying for special treatment under Sections 401, 403, 408, and 408A of the Code.

SECONDARY ANNUITANT

     Except where the Contract is issued in connection with a Qualified Plan, a Secondary Annuitant may be designated by the Owner. Such designation may be made once before annuitization, either (1) in the application for the Contract, or
(2) after the Contract is issued, by written notice to the Company at its Operations Center. The Secondary Annuitant may be deleted by written notice to the Company at its Operations Center. A designation or deletion of a Secondary Annuitant will take effect as of the date the written election was signed. The Company, however, must first accept and record the change at its Operations Center. The change will be subject to any payment made by the Company or action taken by the Company before receipt of the notice at the Company's Operations Center. The Secondary Annuitant will be deleted from the Contract automatically by the Company as of the Contract Anniversary after the Secondary Annuitant's 95th birthday.

     On the death of the Annuitant, the Secondary Annuitant will become the Annuitant, under the following conditions:

          (1) the death of the Annuitant must have occurred before the Annuity Starting Date;

          (2) the Secondary Annuitant is living on the date of the Annuitant's death;

          (3) if the Annuitant was the Owner on the date of death, the Successor Owner must have been the Annuitant's spouse; and

          (4) if the Annuity Starting Date is later than the Contract Anniversary after the Secondary Annuitant's 95th birthday, the Annuity Starting Date will be automatically advanced to that Contract Anniversary.

     Effect of Secondary Annuitant's Becoming the Annuitant. If the Secondary Annuitant becomes the Annuitant at the death of the Annuitant, in accordance with the conditions specified above, the Death Benefit proceeds of the Contract will be paid to the Beneficiary only on the death of the Secondary Annuitant. However, if the Secondary Annuitant was also the beneficiary, then at the death of the Annuitant, the Secondary Annuitant will be given the option of receiving the death proceeds as beneficiary instead. If the Secondary Annuitant was the Beneficiary on the Annuitant's death, and the contract is to be continued, the Beneficiary will be changed automatically to the person who was the Successor Beneficiary on the date of death. If there was no Successor Beneficiary, then the Secondary Annuitant's executors or administrators, unless the Owner directed otherwise, will become the Beneficiary. All other rights and benefits under the Contract will continue in effect during the lifetime of the Secondary Annuitant as if the Secondary Annuitant were the Annuitant.

ASSIGNMENT

     The Company will not be bound by any assignment until the assignment (or a copy) is received by the Company at its Home Office. The Company is not responsible for assessing the validity or effect of any assignment. The Company shall not be liable as to any payment or other settlement made by the Company before receipt of the assignment.

     If the Contract is issued pursuant to certain retirement plans, then it may not be assigned, pledged or otherwise transferred except under such conditions as may be allowed under applicable law.

     Because an assignment may be a taxable event, a Owner should consult a competent tax advisor before assigning the Contract.

CHANGE OF BENEFICIARY

     So long as the Contract is in force, the Beneficiary or Successor Beneficiary may be changed by written request to the Company at its Operations Center in a form acceptable to the Company. The Contract need not be returned unless requested by the Company. The change will take effect as of the date the request is signed, whether or not the Annuitant is living when the request is received by the Company. The Company will not, however, be liable for any payment made or action taken before receipt and acknowledgement of the request at its Operations Center.

SUBSTITUTION OF SECURITIES

     If the shares of any Portfolio of the Funds should no longer be available for investment by the Variable Account or, if in the judgment of the Company's Board of Directors, further investment in shares of one or more of the Portfolios of the Funds should become inappropriate in view of the purposes of the Contract, the Company may substitute shares of another mutual fund for shares of the Funds already purchased or to be purchased in the future by Purchase Payments under the Contract. A substitution of securities in any Subaccount will take place only with prior approval of the Securities and Exchange Commission and under such requirements as it may impose.

MODIFICATION OF THE CONTRACTS

     Upon notice to the Owner, the Contract may be modified by the Company, but only if such modification (1) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company is subject or (2) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts or (3) is necessary to reflect a change in the operation of the Variable Account or the Subaccounts or the Guaranteed Interest Account or (4) provides additional Settlement Options or fixed accumulation options. In the event of any modification, the Company may make appropriate endorsement in the Contract to reflect such modification.

CHANGE IN OPERATION OF VARIABLE ACCOUNTS

     At the Company's election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of shares of the Funds held by the Subaccounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the Securities and Exchange Commission. In the event of any change in the operation of the Variable Account pursuant to this provision, the Company may make appropriate endorsement to the Contract to reflect the change and take such other action as may be necessary and appropriate to effect the change.

                                 VOTING RIGHTS

     All of the assets held in the Subaccounts of the Variable Account will be invested in shares of the corresponding Portfolios of the Funds. The Company is the legal holder of those shares and as such has the right to vote to elect the Board of Directors of the MONY Series Fund or the Board of Trustees of the Accumulation Trust, to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund, and to vote upon any other matter that may be voted upon at a shareholder's meeting. To the extent required by law, the Company will vote the shares of each of the Funds held in the Variable Account (whether or not attributable to Owners) at shareholder meetings of each of the Funds in accordance with the instructions received from Owners. The number of votes will be determined as of the record date selected by the Board of Directors or the Board of Trustees of the respective Fund. The Company will furnish Owners with the proper forms to enable them to give it these instructions. Currently, the Company may disregard voting instructions under the circumstances described in the following paragraph.

     The Company may, if required by state insurance officials, disregard voting instructions if those instructions would require shares to be voted to cause a change in the subclassification or investment objectives or policies of one or more of the Portfolios of either or both of the Funds, or to approve or disapprove an investment adviser or principal underwriter for either or both of the Funds. In addition, the Company itself may disregard voting instructions that would require changes in the investment objectives or policies of any Portfolio or in an investment adviser or principal underwriter for either or both of the Funds, if the Company reasonably disapproves those changes in accordance with applicable federal regulations. If the Company does disregard voting instructions, it will advise Owners of that action and its reasons for the action in the next semiannual report to Owners.

     Each Owner will have the equivalent of one vote per $100 of value attributable to the Contract held in each Subaccount of the Variable Account, with fractional votes for amounts less than $100. For voting purposes, this value attributable to the Contract is equal to the Fund Value. These votes, represented as votes per $100 of value in each Subaccount of the Variable Account, are converted into a proportionate number of votes in shares of the corresponding Portfolio of each of the Funds. Shares of each of the Funds held in each Subaccount for which no timely instructions from Owners are received will be voted by the Company in the same proportion as those shares in that Subaccount for which instructions are received. Should applicable federal securities laws or regulations permit, the Company may elect to vote shares of each of the Funds in its own right.

     The number of shares of the corresponding Portfolio of one of the Funds in a Subaccount for which instructions may be given by an Owner is determined by dividing the portion of the value attributable to the Contract held in that Subaccount by the net asset value of one share in the corresponding Portfolio of the respective Fund. In other words, if the value attributable to the Contract held in the Subaccount were $540 and the net asset value of the respective Fund's shares of the Portfolio held in that Subaccount were $20 per share on the record date, then the Owner could issue instructions on 5.4 votes (representing votes per $100 of value attributable to the Contract held in the Subaccount), which would be converted into instructions on 27 shares of the respective Fund.

     Matters on which Owners may give voting instructions include the following:
(1) approval of any change in the Investment Advisory Agreement and Services Agreement, if any, for the Portfolio(s) of the Fund(s) corresponding to the Owner's selected Subaccount(s); (2) any change in the fundamental investment policies of the Portfolio(s) corresponding to the Owner's selected Subaccount(s); and (3) any other matter requiring a vote of the shareholders of either of the Funds. With respect to approval of the Investment Advisory Agreement or any change in a Portfolio's fundamental investment policies, Owners participating in that Portfolio will vote separately on the matter pursuant to the requirements of Rule 18f-2 under the 1940 Act.

                         DISTRIBUTION OF THE CONTRACTS

     MONY Securities Corp. ("MSC"), a New York corporation which is a wholly-owned subsidiary of MONY, will act as the principal underwriter of the Contracts, pursuant to an underwriting agreement with the Company. MSC is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers. The Contracts are sold by individuals who are registered representatives of MSC and who are also licensed as life insurance agents for the Company. The Contracts may also be sold through other broker-dealers authorized by MSC and applicable law to do so. Commissions and other expenses directly related to the sale of the Contract will not exceed 6.0 percent of Purchase Payments. Additional compensation may be paid for persistency, sales quality, and contract size and for other services not directly related to the sale of the Contract. Such services include the training of personnel and the production of promotional literature.

                               FEDERAL TAX STATUS

INTRODUCTION

     The Contracts described in this Prospectus are designed for use by retirement plans that may or may not qualify for favorable tax treatment under the provisions of Section 401, 403, 408(b), and 457 of the Code. The ultimate effect of federal income taxes on the value of the Contract's Fund Value, on annuity payments, and on the economic benefit to the Owner, the Annuitant, and the Beneficiary may depend upon the type of retirement plan for which the Contract is purchased and upon the tax and employment status of the individual concerned.

     The following discussion of the treatment of the Contracts and of the Company under the federal income tax laws is general in nature, is based upon the Company's understanding of current federal income tax laws, and is not intended as tax advice. Any person contemplating the purchase of a Contract should consult a qualified tax adviser. A more detailed description of the treatment of the Contract under federal income tax laws is contained in the Statement of Additional Information. THE COMPANY DOES NOT MAKE ANY GUARANTEE REGARDING ANY TAX STATUS, FEDERAL, STATE, OR LOCAL, OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS.

TAX TREATMENT OF THE COMPANY

     Under existing federal income tax laws, the income of the Variable Accounts, to the extent that it is applied to increase reserves under the Contracts, is substantially nontaxable to the Company.

TAXATION OF ANNUITIES IN GENERAL

     The Contracts offered by this Prospectus are designed for use in connection with Qualified Plans and Non-Qualified Plans. All or a portion of the contributions to such plans will be used to make Purchase Payments under the Contracts. In general, contributions to Qualified Plans and income earned on contributions to all plans are tax-deferred until distributed to plan participants or their beneficiaries. Such tax deferral is not, however, available for Non-Qualified Plans if the Owner is other than a natural person unless the contract is held as an agent for a natural person. Annuity payments made as retirement distributions under a Contract, except to the extent of participant (in the case of Qualified Plans) or Owner (in the case of Non-Qualified Plans) contributions, are generally taxable to the annuitant as ordinary income. Owners, Annuitants, and Beneficiaries should seek qualified advice about the tax consequences of distributions, withdrawals, and payments under the retirement plans in connection with which the Contracts are purchased.

     The Company will withhold and remit to the United States Government and, where applicable, to state governments part of the taxable portion of each distribution made under a Contract unless the Owner or Annuitant provides his or her taxpayer identification number to the Company and notifies the Company that he or she chooses not to have amounts withheld.

     Under the Technical and Miscellaneous Revenue Act of 1988 ("TAMRA"), for purposes of determining the amount includable in gross income with respect to distributions not received as an annuity, including deemed distributions resulting from gratuitous transfers, all annuity contracts issued by the same company to the same Owner during any 12 month period, other than those issued to qualified retirement plans, will be treated as one annuity contract. The IRS is given power to prescribe additional rules to prevent avoidance of this rule through serial purchases of contracts or otherwise. None of these rules is expected to affect tax-benefitted plans.

     Effective January 1, 1993, distributions of plan benefits from qualified retirement plans, other than individual retirement arrangements ("IRAs"), generally will be subject to mandatory federal income tax withholding unless they either are:

          1. Part of a series of substantially equal periodic payments (at least annually) for the participant's life or life expectancy, the joint lives or life expectancies of the participant and his/her beneficiary, or a period certain of not less than 10 years, or

          2. Required by the Code upon the participant's attainment of age 70 1/2 or death.

     Such withholding will apply even if the distribution is rolled over into another qualified plan, including an IRA. The withholding can be avoided if the participant's interest is directly transferred by the old plan to another eligible qualified plan, including an IRA. A direct transfer to the new plan can be made only in accordance with the terms of the old plan. If withholding is not avoided, the amount withheld may be subject to income tax and excise tax penalties.

     Under the generation skipping transfer tax, the Company may be liable for payment of this tax under certain circumstances. In the event that the Company determines that such liability exists, an amount necessary to pay the generation skipping transfer tax may be subtracted from the death benefit proceeds.

RETIREMENT PLANS

     The Contracts described in this Prospectus currently are designed for use with the following types of retirement plans:

          (1) Pension and Profit-Sharing Plans established by business employers and certain associations, as permitted by Sections 401(a) and 401(k) of the Code, including those purchasers who would have been covered under the rules governing H.R. 10 (Keogh) Plans;

          (2) Individual Retirement Annuities permitted by Section 408(b) of the Code, including Simplified Employee Pensions established by employers pursuant to Section 408(k);

          (3) Deferred compensation plans provided by certain governmental entities under Section 457; and

          (4) Non-Qualified Plans.

     The tax rules applicable to participants in such retirement plans vary according to the type of plan and its terms and conditions. Therefore, no attempt is made herein to provide more than general information about the use of Contracts with the various types of retirement plans. Participants in such plans as well as Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under these plans are subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contracts. The Company will provide purchasers of Contracts used in connection with Individual Retirement Annuities with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency. Any person contemplating the purchase of a Contract should consult a qualified tax adviser.

                                PERFORMANCE DATA

     From time to time the performance of one or more of the Subaccounts may be advertised. The performance data contained in these advertisements is based upon historical earnings and is not indicative of future performance. The data for each Subaccount reflects the results of the corresponding Portfolio of the Fund and recurring charges and deductions borne by or imposed on the Portfolio and the Subaccount. Set forth below for each Subaccount is the manner in which the data contained in such advertisements will be calculated.

     Money Market Subaccount. The performance data for this Subaccount will reflect the "yield" and "effective yield". The "yield" of the Subaccount refers to the income generated by an investment in the Subaccount over the seven day period stated in the advertisement. This income is "annualized", that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

     Subaccounts other than the Money Market Subaccount. The performance data for these Subaccounts will reflect the "yield" and "total return". The "yield" of each of these Subaccounts refers to the income generated by an investment in that Subaccount over the 30 day period stated in the advertisement and is the result of dividing that income by the value of the Subaccount. The value of each Subaccount is the average daily number of Units outstanding multiplied by the Unit Value on the last day of the period. The "yield" reflects deductions for all charges, expenses, and fees of both the Funds and the Variable Account other than the Surrender Charge. "Total return" for each of these Subaccounts refers to the return an Owner would receive during the period indicated if a $1,000 Purchase Payment was made the indicated number of years ago. It reflects historical investment results less charges and deductions of both the Funds and the Variable Account, including any Surrender Charge imposed as a result of the full Surrender, with the distribution being made in cash rather than in the form of one of the settlement options, at the close of the period for which the "total return" data is given. Total return data may also be shown assuming that the Contract continues in force (i.e., was not surrendered) beyond the close of the periods indicated, in which case that data would reflect all charges and deductions of both the Funds and the Variable Account other than the Surrender Charge. Returns for periods exceeding one year reflect the average annual total return for such period. In addition to the total return data described above based upon a $1,000 investment, comparable data may also be shown for an investment equal to the amount of the average purchase payment made by a purchaser of a Contract during the prior year.

     Non-Standardized Performance Data. From time to time, average annual total return or other performance data may also be advertised in non-standardized formats. Non-standard performance data will be accompanied by standard performance data, and the period covered or other non-standard features will be disclosed.

     In addition, reference in advertisements may be made to various indices, including, without limitation, the Standard & Poor's 500 Indices and the Lehman Brothers, Shearson, CDA/Wiesenberger, Russell, Merrill Lynch, and Wilshire indices, and to various ranking services, including, without limitation, the Lipper Annuity and Closed End Survey compiled by Lipper Analytical Services and the VARDS report compiled by Variable Annuity Research and Data Service in order to provide the reader a basis for comparison of performance.

                             ADDITIONAL INFORMATION

     This Prospectus does not contain all the information set forth in the registration statement, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The omitted information may be obtained from the Commission's principal office in Washington, D.C., upon payment of the fees prescribed by the Commission.

     For further information with respect to the Company and the Contracts offered by this Prospectus, including the Statement of Additional Information (which includes financial statements relating to the Company), Owners and prospective investors may also contact the Company at its address or phone number set forth on the cover of this Prospectus for requesting such statement. The Statement of Additional Information is available from the Company without charge.

                               LEGAL PROCEEDINGS

     There are no legal proceedings to which the Variable Account is a party. The Company and the principal underwriter are engaged in various kinds of routine litigation which, in the opinions of the Company and the principal underwriter, are not of material importance in relation to the total capital and surplus of the Company or the principal underwriter.

                              FINANCIAL STATEMENTS

     The financial statements for the Company should be distinguished from the financial statements of the Variable Account and should be considered only as bearing on the ability of the Company to meet its obligations under the Contracts. The financial statements of the Company should not be considered as bearing on the investment performance of the assets held in the Variable Account. The financial statements of the Company and The Variable Account are included in the Statement of Additional Information.

                               TABLE OF CONTENTS

                                       OF

                      STATEMENT OF ADDITIONAL INFORMATION

                               NOVEMBER 13, 1998

                            ITEM                              PAGE
                            ----                              ----
MONY Life Insurance Company of America......................    1
Legal Opinion...............................................    1
Independent Accountants.....................................    1
Federal Tax Status..........................................    2
Performance Data............................................    5
Financial Statements........................................  F-1

     If you would like to receive a copy of the MONY America Variable Account A Statement of Additional Information, please return this request to:

        MONY Life Insurance Company of America
        1740 Broadway
        New York, New York 10019

        Your name __________________________________________

        Address ____________________________________________

        City ________ State ____________ Zip  ______________

     Please send me a copy of the MONY America Variable Account A Statement of Additional Information.

Policy Bx-98

Form No. 1     SL (11/98)                                              333-59717

                             THE MONY CUSTOM MASTER

                      STATEMENT OF ADDITIONAL INFORMATION
                            DATED NOVEMBER 16, 1998

                          INDIVIDUAL FLEXIBLE PAYMENT
                           VARIABLE ANNUITY CONTRACT

                                   ISSUED BY

                        MONY AMERICA VARIABLE ACCOUNT A

                                      AND

                     MONY LIFE INSURANCE COMPANY OF AMERICA

     This Statement of Additional Information is not a prospectus, but it relates to, and should be read in conjunction with, the prospectus dated November 16, 1998 for the Individual Flexible Payment Variable Annuity Contract ("Contract") issued by MONY Life Insurance Company of America ("Company"). The prospectus is available, at no charge, by writing the Company at 1740 Broadway, New York, New York 10019, Mail Drop 8-27 or by calling 1-800-487-6669.

                               TABLE OF CONTENTS

                            ITEM                              PAGE
                            ----                              ----
MONY Life Insurance Company of America......................    1
Legal Opinion...............................................    1
Independent Accountants.....................................    1
Federal Tax Status..........................................    2
Performance Data............................................    5
Financial Statements........................................  F-1

     Form No. 14432SL (11/98)                                          333-59717

                     MONY LIFE INSURANCE COMPANY OF AMERICA

     MONY Life Insurance Company of America ("Company"), is a stock life insurance company organized in the state of Arizona. The Company is the corporate successor of Vico Credit Life Insurance Company, incorporated in Arizona on March 6, 1969, re-named Vico Life Insurance Company on July 7, 1972, and re-named Consumers National Life Insurance Company on December 22, 1977. The Mutual Life Insurance Company of New York purchased Consumers National Life Insurance Company on December 10, 1981 and changed the corporate name to MONY Life Insurance Company of America. The Company is currently licensed to sell life insurance in 49 states (not including New York), the District of Columbia, the U.S. Virgin Island, and Puerto Rico.

     The Company is a wholly-owned subsidiary of MONY Life Insurance Company ("MONY"). MONY was organized as a mutual life insurance company under the laws of the state of New York in 1842. MONY converted to a stock life insurance company in November 1998 through demutualization and assumed its present name at that time. In addition, MONY became wholly-owned subsidiary of the MONY Group at that time. If completed, it is not expected that demutualization will have any material effect on the Company, MONY America Variable Account A or the Contracts. The principal offices of both MONY and the Company are at 1740 Broadway, New York, New York 10019. MONY had consolidated assets at the end of 1997 of approximately $22.0 billion. As of December 31, 1997, MONY had approximately $133.2 million invested in the Company to support its insurance operations. MONY intends from time to time to make additional capital contributions to the Company as needed to enable it to meet its reserve requirements and expenses in connection with its business. Generally, MONY is under no obligation to make such contributions, and its assets do not back the benefits payable under the Contracts.

     At November 1, 1998, the rating assigned to the Company by A.M. Best Company, Inc., an independent insurance company rating organization, was A- (Excellent) based upon an analysis of financial condition and operating performance through the end of 1997. At the same date, the Company was rated A-on the same basis. The A.M. Best rating of the Company should be considered only as bearing on the ability of the Company to meet its obligations under the Contracts.

     The Company has a service agreement with MONY whereby MONY provides the Company with such personnel, facilities, etc., as are reasonably necessary for the conduct of the Company's business. These services are provided on a cost reimbursement basis. The Company intends to administer the Contract itself utilizing the services provided by MONY as a part of the Service Agreement.

     During 1997, the Company paid MONY $57,527,856 for all services provided under the Service Agreement.

                                 LEGAL OPINION

     Legal matters relating to federal securities laws applicable to the issue and sale of the Contract and all matters of Arizona law pertaining to the Contract, including the validity of the Contract and the Company's right to issue the Contract, have been passed upon by Edward P. Bank, Esq., Vice President and Deputy General Counsel, MONY.

                            INDEPENDENT ACCOUNTANTS

     The audited financial statements of the Company and the Variable Account appearing on the following pages have been audited by PricewaterhouseCoopers LLP, independent accountants, and are included herein in reliance on the reports of said firm given on the authority of that firm as experts in accounting and auditing. PricewaterhouseCoopers LLP's office is located at 1301 Avenue of the Americas, New York, New York 10019.

                                       (1)

                               FEDERAL TAX STATUS

INTRODUCTION

     The Contract is designed for use to fund retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code (the "Code"). The ultimate effect of federal income taxes on the Contract value, on annuity payments, and on the economic benefit to the Owner, Annuitant, or Beneficiary depends on the type of retirement plan for which the Contract is purchased and upon the tax and employment status of the individual concerned. The discussion contained herein is general in nature and is not intended as tax advice.

     Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion herein is based upon the Company's understanding of current federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of those current federal income tax laws or of the current interpretations by the Internal Revenue Service.

TAXATION OF ANNUITIES IN GENERAL

     Section 72 of the Code governs taxation of annuities in general. Except in the case of certain corporate and other non-individual Owners, there are no income taxes on increases in the value of a Contract until a distribution occurs, in the form of a full surrender, a partial surrender, a death benefit, an assignment or gift of the Contract, or as annuity payments.

SURRENDERS, DEATH BENEFITS, ASSIGNMENTS AND GIFTS

     An Owner who fully surrenders his or her Contract is taxed on the portion of the payment that exceeds his or her cost basis in the Contract. For Non-Qualified Contracts, the cost basis is generally the amount of the Purchase Payments made for the Contract, and the taxable portion of the surrender payment is taxed as ordinary income. For Qualified Contracts, the cost basis is generally zero, except to the extent of non-deductible employee contributions, and the taxable portion of the surrender payment is generally taxed as ordinary income subject to special elective 5-year (and, for certain eligible persons, 10-year) income averaging in the case of certain Qualified Contracts. A Beneficiary entitled to receive a lump sum death benefit upon the death of the Annuitant is taxed on the portion of the amount that exceeds the Owner's cost basis in the Contract. If the Beneficiary elects to receive annuity payments within 60 days of the Annuitant's death, different tax rules apply. (See "Annuity Payments" below.)

     Partial surrenders received under Non-Qualified Contracts prior to annuitization are first included in gross income to the extent Surrender Value exceeds Purchase Payments less prior non-taxable distributions, and the balance is treated as a non-taxable return of principal to the Owner. For partial surrenders under a Qualified Contract, payments are generally prorated between taxable income and non-taxable return of investment.

     There are special rules for Qualified Plans or contracts involving 85 percent or more employee contributions. Since the cost basis of Qualified Contracts is generally zero, however, partial surrender amounts will generally be fully taxed as ordinary income.

     An Owner who assigns or pledges a Non-Qualified Contract is treated as if he or she had received the amount assigned or pledged and thus is subject to taxation under the rules applicable to surrenders. An Owner who gives away the Contract (i.e., transfers it without full and adequate consideration) to anyone other than his or her spouse is treated for income tax purposes as if he or she had fully surrendered the Contract.

ANNUITY PAYMENTS

     The non-taxable portion of each annuity payment is determined by an "exclusion ratio" formula which establishes the ratio that the cost basis of the Contract bears to the total expected value of annuity payments for the term of the annuity. The remaining portion of each payment is taxable. Such taxable portion is taxed at
                                       (2)
ordinary income rates. For Qualified Contracts, the cost basis is generally zero. With annuity payments based on life contingencies, the payments will become fully taxable once the Annuitant lives longer than the life expectancy used to calculate the non-taxable portion of the prior payments. Conversely, a tax deduction in the Annuitant's last taxable year, equal to the unrecovered cost basis, is available if the Annuitant does not live to life expectancy.

PENALTY TAX

     Payments received by Owners, Annuitants, and Beneficiaries under both Qualified and Non-Qualified Contracts may be subject to both ordinary income taxes and a penalty tax equal to 10 percent of the amount received that is includable in income. The penalty is not imposed on amounts received: (a) after the taxpayer attains age 59 1/2; (b) in a series of substantially equal payments made for life or life expectancy following separation from service; (c) after the death of the Owner (or, where the Owner is not a human being, the death of the Annuitant); (d) if the taxpayer is totally disabled; (e) upon early retirement under the plan after the taxpayer's attainment of age 55; or (f) which are used for certain medical care expenses. Exceptions (e) and (f) do not apply to Individual Retirement Accounts and Annuities and Non-Qualified Contracts. An additional exception for Non-Qualified Contracts is amounts received as an immediate annuity.

INCOME TAX WITHHOLDING

     The Company is required to withhold federal, and, where applicable, state, income taxes on taxable amounts paid under the Contract unless the recipient elects not to have withholding apply. The Company will notify recipients of their right to elect not to have withholding apply.

     Effective January 1, 1993, distributions of plan benefits from qualified retirement plans, other than individual retirement arrangements ("IRAs"), generally will be subject to mandatory federal income tax withholding unless they either are:

          1. Part of a series of substantially equal periodic payments (at least annually) for the participant's life or life expectancy, the joint lives or life expectancies of the participant and his/ her beneficiary, or a period certain of not less than 10 years, or

          2. Required by the Code upon the participant's attainment of age 70 1/2 or death.

     Such withholding will apply even if the distribution is rolled over into another qualified plan, including an IRA. The withholding can be avoided if the participant's interest is directly transferred by the old plan to another eligible qualified plan, including an IRA. A direct transfer to the new plan can be made only in accordance with the terms of the old plan. If withholding is not avoided, the amount withheld may be subject to income tax and excise tax penalties.

DIVERSIFICATION STANDARDS

     The United States Secretary of the Treasury has the authority to set standards for diversification of the investments underlying variable annuity contracts (other than pension plan contracts). The Secretary of the Treasury has issued certain regulations. Further regulations may be issued. The Fund is designed to be managed to meet the diversification requirements for the Contract as those requirements may change from time to time. The Company intends to satisfy those requirements so that the Contract will be treated as an annuity contract.

     The Secretary of the Treasury has announced that he expects to issue regulations or Revenue Rulings that will prescribe the circumstances in which an Owner's control of the investments of a segregated asset account may cause the Owner, rather than the insurance company, to be treated as the owner of the assets of the account. The regulations or Revenue Rulings could impose requirements that are not reflected in the Contract. The Company, however, has reserved certain rights to alter the Contract and investment alternatives so as to comply with such regulations or Revenue Rulings. Since the regulations or Revenue Rulings have not been issued, there can be no assurance as to the content of such regulations or Revenue Rulings or even

                                       (3)
whether application of the regulations or Revenue Rulings will be prospective. For these reasons, Owners are urged to consult with their own tax advisers.

QUALIFIED PLANS

     The Contract is designed for use with several types of Qualified Plans. The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. Moreover, many of these tax rules were changed by the Tax Reform Act of 1986. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans as well as Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract issued in connection therewith. Following are brief descriptions of the various types of Qualified Plans and of the use of the Contract in connection therewith. Purchasers of the Contract should seek competent advice concerning the terms and conditions of the particular Qualified Plan and use of the Contract with that plan.

H.R. 10 PLANS

     The Self-Employed Individuals Tax Retirement Act of 1962, as amended, which is commonly referred to as "H.R. 10," permits self-employed individuals to establish Qualified Plans for themselves and their employees. The tax consequences to participants under such plans depend upon the plan itself. In addition, such plans are limited by law to maximum permissible contributions, distribution dates, and tax rates applicable to distributions. In order to establish such a plan, a plan document, usually in prototype form pre-approved by the Internal Revenue Service, is adopted and implemented by the employer.

INDIVIDUAL RETIREMENT ACCOUNTS AND ANNUITIES

     Section 408 of the Code permits eligible individuals to contribute to individual retirement programs known as "Individual Retirement Accounts" and "Individual Retirement Annuities." These Individual Retirement Accounts and Annuities are subject to limitations on the amounts which may be contributed, the persons who may be eligible, and on the time when distributions may commence. In addition, distributions from certain types of Qualified Plans may be placed on a tax-deferred basis into an Individual Retirement Account or Annuity.

CORPORATE PENSION AND PROFIT-SHARING PLANS

     Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of the Contract to provide benefits under the plans.

CERTAIN GOVERNMENTAL ENTITIES

     Section 457 of the Code permits certain governmental entities to establish deferred contribution plans. Such deferred contribution plans may permit the purchase of the Contract to provide benefits under the plans.

                                       (4)

                                PERFORMANCE DATA

MONEY MARKET SUBACCOUNT

     For the seven-day period ended December 31, 1997, the yield was 4.03% and the effective yield was 4.11%.

     The yield is calculated by dividing the result of subtracting the value of one Unit at the end of the seven day period ("Seventh Day Value") from the value of one Unit at the beginning of the seven day period ("First Day Value") by the First Day Value (the resulting quotient being the "Base Period Return") and multiplying the Base Period Return by 365 divided by 7 to obtain the annualized yield.

     The effective yield was calculated by compounding the Base Period Return calculated in accordance with the preceding paragraph, adding 1 to the Base Period Return, raising that sum to a power equal to 365 divided by 7 and subtracting 1 from the result.

     As the Money Market Subaccount invests only in shares of the Money Market Portfolio of the Fund, the First Day Value reflects the per share net asset value of the Money Market Portfolio (which will normally be $1.00) and the number of shares of the Money Market Portfolio of the Fund held in the Money Market Subaccount. The Seventh Day Value reflects increases or decreases in the number of shares of the Money Market Portfolio of the Fund held in the Money Market Subaccount due to the declaration of dividends (in the form of shares and including dividends (in the form of shares) on shares received as dividends) of the net investment income and the daily charges and deductions from the Subaccount for mortality and expense risks and a deduction for the Annual Contract Charge imposed on each Contract Anniversary which has been pro-rated to reflect the shortened 7-day period and allocated to the Money Market Subaccount in the proportion that the total value of the Money Market Subaccount bore to the total value of the Variable Account at the end of the period indicated. Net investment income reflects earnings on investments less expenses of the Fund including the Investment Advisory Fee (which for calculating the yield and effective yield quoted above is assumed to be .40 percent, the fee which would be charged based upon the amount of assets under management on the last day of the period for which the quoted yield is stated). Not reflected in either the yield or effective yield are surrender charges, which will not exceed 7% of total Purchase Payments made in the Contract Year of surrender and the preceding 7 Contract Years.

                                       (5)

SUBACCOUNTS OTHER THAN MONEY MARKET SUBACCOUNT

TOTAL RETURN:

     The average annual total return for the Subaccounts other than the Money Market Subaccount, assuming full surrender of the Contract for cash at the end of the period, for the periods indicated is shown in the table below. This table does not reflect the impact of the tax laws, if any, on total return as a result of the surrender.

                        MONY AMERICA VARIABLE ACCOUNT A

                             PRO FORMA TOTAL RETURN
                    (ASSUMING $1,000 PAYMENT AT BEGINNING OF
                     PERIOD AND SURRENDER AT END OF PERIOD)

                                                                                             FOR THE
                                                     FOR THE             FOR THE          PERIOD SINCE
                                                  1 YEAR ENDED        5 YEARS ENDED     INCEPTION THROUGH
                  SUBACCOUNT                    DECEMBER 31, 1997   DECEMBER 31, 1997   DECEMBER 31, 1997
                  ----------                    -----------------   -----------------   -----------------
Equity........................................        18.10%              17.71%              16.34%
Managed.......................................        16.84%              18.82%              19.45%
Small Cap.....................................        36.61%              14.72%              15.36%
International Growth..........................        -2.30%                N/A                7.30%
High Yield Bond...............................         5.78%                N/A               11.16%
Intermediate Term Bond........................         0.12%               4.34%               7.23%
Long Term Bond................................         5.84%               7.57%               9.75%
Government Securities.........................        -0.40%               3.43%               4.26%

---------------
MONY America Variable Account A commenced operations on November 25, 1987. Total return for the period since inception reflects the average annual total return since the inception (commencement of operations) of each of the respective Subaccounts, which is August 1988 for the Equity and Managed Subaccounts, September 1988 for the Small Cap Subaccount, January 1988 for the Intermediate Term Bond Subaccount, February 1988 for the Long Term Bond Subaccount, November 1994 for the Government Securities Subaccount, and November 1994 for the International Growth and for the High Yield Bond Subaccounts, adjusted to reflect the charges and expenses imposed by the Contract. Total return is not indicative of future performance.

     The table above assumes that a $1,000 payment was made to each Subaccount at the beginning of the period shown, that no further payments were made, that any distributions from the corresponding Portfolio of the Funds were reinvested, and that the Owner surrendered the Contract for cash, rather than electing commencement of annuity benefits in the form of one of the Settlement Options available, at the end of the period shown. The average annual total return percentages shown in the table reflect the historical rates of return, deductions for all charges, expenses, and fees of both the Funds (including the Investment Advisory Fees described in the Prospectus (see "Investment Advisory Fee" at page 22) and the Variable Account which would be imposed on the payment assumed, including a contingent deferred sales (Surrender) charge imposed as a result of the full surrender allocated to each Subaccount in the proportion that the total value of that Subaccount bore to the total value of the Variable Account at the end of the period indicated.

                                       (6)

     The average annual total return for the Subaccounts other than the Money Market Subaccount, assuming that the Contracts remain in force throughout the periods indicated, is shown in the table below.

                        MONY AMERICA VARIABLE ACCOUNT A

                             PRO FORMA TOTAL RETURN
                    (ASSUMING $1,000 PAYMENT AT BEGINNING OF
                    PERIOD AND CONTRACT CONTINUES IN FORCE)

                                                                                             FOR THE
                                                     FOR THE             FOR THE          PERIOD SINCE
                                                  1 YEAR ENDED        5 YEARS ENDED     INCEPTION THROUGH
                  SUBACCOUNT                    DECEMBER 31, 1997   DECEMBER 31, 1997   DECEMBER 31, 1997
                  ----------                    -----------------   -----------------   -----------------
Equity........................................        24.23%              18.10%              16.34%
Managed.......................................        22.98%              19.19%              19.45%
Small Cap.....................................        42.61%              15.17%              15.36%
International Growth..........................         3.97%                N/A                8.72%
High Yield Bond...............................        11.99%                N/A               12.45%
Intermediate Term Bond........................         6.38%               5.06%               7.23%
Long Term Bond................................        12.05%               8.19%               9.75%
Government Securities.........................         5.85%               4.19%               5.31%

---------------
MONY America Variable Account A commenced operations on November 25, 1987. Total return for the period since inception reflects the average annual total return since the inception (commencement of operations) of each of the Subaccounts, which is August 1988 for the Equity and Managed Subaccounts, September 1988 for the Small Cap Subaccount, January 1988 for the Intermediate Term Bond Subaccount, February 1988 for the Long Term Bond Subaccount, November 1994 for the Government Securities Subaccount, and November 1994 for the International Growth and for the High Yield Bond Subaccounts, adjusted to reflect the charges and expenses imposed by the Contract. Total return is not indicative of future performance.

     The table above reflects the same assumptions and results as the table appearing on page 6, except that no contingent deferred sales (surrender) charge has been deducted. The data reflected in the table above reflects the average annual total return an Owner would have received during that period if he did not surrender his Contract.

30-DAY YIELD:

     The yield for the Intermediate Term Bond, Long Term Bond, Government Securities and High Yield Bond Subaccounts is shown in the table below.

                        MONY AMERICA VARIABLE ACCOUNT A

                            YIELD FOR 30-DAY PERIOD

                                                     INTERMEDIATE   LONG TERM   GOVERNMENT   HIGH YIELD
              YIELD FOR 30 DAYS ENDED                 TERM BOND       BOND      SECURITIES      BOND
              -----------------------                ------------   ---------   ----------   ----------
December 31, 1997..................................      4.78%        5.09%        4.43%        6.55%

---------------
The 30-day yield is not indicative of future results.

     For the Intermediate Term Bond, and Long Term Bond, Government Securities, and High Yield Bond Portfolios, net investment income is the net of interest earned on the obligation held by the Portfolio and expenses accrued for the period. Interest earned on the obligation is determined by (i) computing the yield to maturity based on the market value of each obligation held in the corresponding Portfolio at the close of business on the thirtieth day of the period (or as to obligations purchased during that 30-day period, based on the purchase price plus accrued interest); (ii) dividing the yield to maturity for each obligation by 360; (iii) multiplying that quotient by the market value of each obligation (including actual accrued interest) for each day of the subsequent 30-day month that the obligation is in the Portfolio; and (iv) totaling the interest

                                       (7)
on each obligation. Discount or premium amortization is recomputed at the beginning of each 30-day period and with respect to discount and premium on mortgage or other receivables-backed obligations subject to monthly payment of principal and interest, discount and premium is amortized on the remaining security, based on the cost of the security, to the weighted average maturity date, if available, or to the remaining term of the security, if the weighted average maturity date is not available. Gain or loss attributable to actual monthly paydowns is reflected as an increase or decrease in interest income during that period.

     The yield shown reflects deductions for all charges, expenses, and fees of both the Funds and the Variable Account other than the contingent deferred sales (surrender) charge. The surrender charge will not exceed 7% of total Purchase Payments made in the Contract Year of surrender and the preceding 7 Contract Years.

     Net investment income of the corresponding Portfolio less all charges and expenses imposed by the Variable Account is divided by the product of the average daily number of Units outstanding and the value of one Unit on the last day of the period. The sum of the quotient and 1 is raised to the 6th power, 1 is subtracted from the result, and then multiplied by 2.

YEAR TO DATE TOTAL RETURN:

     The table below shows total returns for the year to date (January 1, 1998 to February 13, 1998) which have not been annualized and which assume a $1,000 payment made at the beginning of the period and reflecting the same assumptions and results as the table appearing on page 5, except, in the case of the column headed "Contract Continues In Force", no contingent deferred sales (surrender) charge or annual contract charge has been deducted:

                        MONY AMERICA VARIABLE ACCOUNT A

                      PRO FORMA YEAR TO DATE TOTAL RETURN
                         JANUARY 1 TO FEBRUARY 13, 1998
                (ASSUMING $1,000 PAYMENT AT BEGINNING OF PERIOD)

                                                           SURRENDER AT    CONTRACT CONTINUES
                       SUBACCOUNT                          END OF PERIOD        IN FORCE
                       ----------                          -------------   ------------------
Equity...................................................      -2.49%             3.78%
Managed..................................................      -2.25%             4.02%
Small Cap................................................      -2.26%             4.01%
International Growth.....................................      -0.91%             5.35%
High Yield Bond..........................................      -3.38%             2.90%
Intermediate Term Bond...................................      -5.09%             1.20%
Long Term Bond...........................................      -4.98%             1.31%
Government Securities....................................      -5.44%             0.86%

OTHER NON-STANDARDIZED PERFORMANCE DATA:

     From time to time, average annual total return or other performance data may also be advertised in non-standardized formats. Non-standard performance data will be accompanied by standard performance data, and the period covered or other non-standard features will be disclosed.

                              FINANCIAL STATEMENTS

     The financial statements of the Company should be distinguished from the financial statements of the Variable Account. The financial statements of the Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

                                       (8)

             FINANCIAL STATEMENTS AND NOTES TO FINANCIAL STATEMENTS

                         INDEX TO FINANCIAL STATEMENTS

                                                              PAGE
                                                              ----
With respect to MONY America Variable Account A
  Report of Independent Accountants.........................  F-2
  Statements of assets and liabilities as of December 31,
     1997...................................................  F-3
  Statements of operations for the year ended December 31,
     1997...................................................  F-6
  Statements of changes in net assets for the years ended
     December 31, 1997 and 1996.............................  F-9
  Notes to financial statements.............................  F-13
With respect to MONY Life Insurance Company of America:
  Report of Independent Accountants.........................  F-17
  Statements of admitted assets, liabilities, capital and
     surplus as of December 31, 1997 and 1996...............  F-18
  Statements of operations for the years ended December 31,
     1997 and 1996..........................................  F-19
  Statements of capital and surplus for the years ended
     December 31, 1997 and 1996.............................  F-20
  Statements of cash flows for the years ended December 31,
     1997 and 1996..........................................  F-21
  Notes to financial statements.............................  F-22

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
MONY Life Insurance Company of America and the
Contractholders of MONY America Variable Account A:

     We have audited the accompanying statements of assets and liabilities of MONY America Variable Account A (comprising, respectively, the MONY Series Fund, Inc.'s Equity Growth, Equity Income, Intermediate Term Bond, Long Term Bond, Diversified, Government Securities and Money Market Subaccounts; the Enterprise Accumulation Trust's Equity, Small Cap, Managed, International Growth and High Yield Bond Subaccounts; and the OCC Accumulation Trust's Money Market, Bond, Equity, Small Cap, and Managed Subaccounts) as of December 31, 1997, the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of MONY America's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting MONY America Variable Account A as of December 31, 1997, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

                                            COOPERS & LYBRAND L.L.P.

New York, New York
February 11, 1998

                                  MONY AMERICA

                               VARIABLE ACCOUNT A

                      STATEMENTS OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1997

                                                                      MONY SERIES FUND, INC.
                                  -----------------------------------------------------------------------------------------------
                                    EQUITY       EQUITY     INTERMEDIATE    LONG TERM                     MONEY       GOVERNMENT
                                    GROWTH       INCOME      TERM BOND        BOND       DIVERSIFIED      MARKET      SECURITIES
                                  SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                  ----------   ----------   ------------   -----------   -----------   ------------   -----------
             ASSETS
Investments at cost (Note 4)....  $  984,605   $  945,478   $34,084,201    $54,686,512   $1,184,974    $130,080,440   $20,107,823
                                  ==========   ==========   ===========    ===========   ==========    ============   ===========
Investments in MONY Series Fund,
  Inc., at net asset value (Note
  2)............................  $1,500,365   $1,438,034   $35,861,201    $60,357,650   $1,673,300    $130,080,440   $20,983,471
Amount due from MONY America....           0            0         1,349          3,473            0       1,852,198            29
Amount due from MONY Series
  Fund, Inc. ...................           6            0         7,583          8,865           24          18,717         2,929
                                  ----------   ----------   -----------    -----------   ----------    ------------   -----------
        Total assets............   1,500,371    1,438,034    35,870,133     60,369,988    1,673,324     131,951,355    20,986,429
                                  ----------   ----------   -----------    -----------   ----------    ------------   -----------
          LIABILITIES
Amount due to MONY America......           6            0         7,583          8,865           24          18,717         2,929
Amount due to MONY Series Fund,
  Inc...........................           0            0         1,349          3,473            0       1,852,198            29
                                  ----------   ----------   -----------    -----------   ----------    ------------   -----------
        Total liabilities.......           6            0         8,932         12,338           24       1,870,915         2,958
                                  ----------   ----------   -----------    -----------   ----------    ------------   -----------
Net assets......................  $1,500,365   $1,438,034   $35,861,201    $60,357,650   $1,673,300    $130,080,440   $20,983,471
                                  ==========   ==========   ===========    ===========   ==========    ============   ===========
Net assets consist of:
  Contractholders' net
    payments....................   $ 281,230    $  53,157   $28,232,151    $42,643,700   $  (63,374)   $114,069,375   $19,377,411
  Undistributed net investment
    income......................     228,580      519,534     6,011,994     11,013,063      730,917      16,011,065       452,841
  Accumulated net realized gain
    (loss) on investments.......     474,795      372,787      (159,944)     1,029,749      517,431               0       277,571
  Unrealized appreciation of
    investments.................     515,760      492,556     1,777,000      5,671,138      488,326               0       875,648
                                  ----------   ----------   -----------    -----------   ----------    ------------   -----------
Net assets......................  $1,500,365   $1,438,034   $35,861,201    $60,357,650   $1,673,300    $130,080,440   $20,983,471
                                  ==========   ==========   ===========    ===========   ==========    ============   ===========
Number of units outstanding*....      37,580       37,519     1,941,792      2,645,732       55,440       8,585,010     1,761,542
                                  ----------   ----------   -----------    -----------   ----------    ------------   -----------
Net asset value per unit
  outstanding*..................  $    39.92   $    38.33   $     18.47    $     22.81   $    30.18    $      15.15   $     11.91
                                  ==========   ==========   ===========    ===========   ==========    ============   ===========

---------------

* Units outstanding have been rounded for presentation purposes.

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT A

                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

                               DECEMBER 31, 1997

                                                          ENTERPRISE ACCUMULATION TRUST
                                    --------------------------------------------------------------------------
                                                                                   INTERNATIONAL   HIGH YIELD
                                       EQUITY       SMALL CAP        MANAGED          GROWTH          BOND
                                     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                    ------------   ------------   --------------   -------------   -----------
              ASSETS
Investments at cost (Note 4)......  $353,820,012   $255,536,588   $1,777,336,359    $64,662,367    $56,709,738
                                    ============   ============   ==============    ===========    ===========
Investments in Enterprise
  Accumulation Trust at net asset
  value (Note 2)..................  $441,299,198   $317,339,769   $2,312,921,552    $65,176,534    $58,871,661
Amount due from MONY America......        50,356         18,364           90,834          2,196            414
Amount due from Enterprise
  Accumulation Trust..............        80,584         11,615          267,380          3,122          1,479
                                    ------------   ------------   --------------    -----------    -----------
          Total assets............   441,430,138    317,369,748    2,313,279,766     65,181,852     58,873,554
                                    ------------   ------------   --------------    -----------    -----------
           LIABILITIES
Amount due to MONY America........        80,584         11,615          267,380          3,122          1,479
Amount due to Enterprise
  Accumulation Trust..............        50,356         18,364           90,834          2,196            414
                                    ------------   ------------   --------------    -----------    -----------
          Total liabilities.......       130,940         29,979          358,214          5,318          1,893
                                    ------------   ------------   --------------    -----------    -----------
Net assets........................  $441,299,198   $317,339,769   $2,312,921,552    $65,176,534    $58,871,661
                                    ============   ============   ==============    ===========    ===========
Net assets consist of:
  Contractholders' net payments...  $279,663,113   $196,881,346   $1,262,187,746    $58,787,845    $50,416,401
  Undistributed net investment
     income.......................    19,341,725     39,243,879      163,883,632      1,628,241      5,579,860
  Accumulated net realized gain on
     investments..................    54,815,174     19,411,363      351,264,981      4,246,281        713,477
  Unrealized appreciation of
     investments..................    87,479,186     61,803,181      535,585,193        514,167      2,161,923
                                    ------------   ------------   --------------    -----------    -----------
Net assets........................  $441,299,198   $317,339,769   $2,312,921,552    $65,176,534    $58,871,661
                                    ============   ============   ==============    ===========    ===========
Number of units outstanding*......    10,706,757      8,401,211       43,843,754      5,021,078      4,081,656
                                    ------------   ------------   --------------    -----------    -----------
Net asset value per unit
  outstanding*....................  $      41.22   $      37.77   $        52.75    $     12.98    $     14.42
                                    ============   ============   ==============    ===========    ===========

---------------

* Units outstanding have been rounded for presentation purposes.

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT A

                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

                               DECEMBER 31, 1997

                                                                 OCC ACCUMULATION TRUST
                                             ---------------------------------------------------------------
                                               MONEY
                                               MARKET        BOND        EQUITY     SMALL CAP      MANAGED
                                             SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                             ----------   ----------   ----------   ----------   -----------
                  ASSETS
Investments at cost (Note 4)...............  $1,701,986   $1,253,838   $1,719,684   $2,921,414   $29,637,161
                                             ==========   ==========   ==========   ==========   ===========
Investments in OCC Accumulation Trust, at
  net asset value (Note 2).................  $1,701,986   $1,286,515   $3,049,924   $4,088,659   $47,608,557
Amount due from OCC Accumulation Trust.....           0            0       25,168            0        31,071
                                             ----------   ----------   ----------   ----------   -----------
          Total assets.....................   1,701,986    1,286,515    3,075,092    4,088,659    47,639,628
                                             ----------   ----------   ----------   ----------   -----------
                LIABILITIES
Amount due to MONY America.................           0            0       25,168            0        31,071
                                             ----------   ----------   ----------   ----------   -----------
Net assets.................................  $1,701,986   $1,286,515   $3,049,924   $4,088,659   $47,608,557
                                             ==========   ==========   ==========   ==========   ===========
Net assets consist of:
  Contractholders' net payments............  $1,375,548   $  871,885   $1,017,492   $2,466,472   $16,884,479
  Undistributed net investment income......     326,438      353,701       96,597      171,376     1,401,493
  Accumulated net realized gain on
     investments...........................           0       28,252      605,595      283,566    11,351,189
  Unrealized appreciation of investments...           0       32,677    1,330,240    1,167,245    17,971,396
                                             ----------   ----------   ----------   ----------   -----------
Net assets.................................  $1,701,986   $1,286,515   $3,049,924   $4,088,659   $47,608,557
                                             ==========   ==========   ==========   ==========   ===========
Number of units outstanding*...............     122,178       75,192       74,411      117,879       932,054
                                             ----------   ----------   ----------   ----------   -----------
Net asset value per unit outstanding*......  $    13.93   $    17.11   $    40.99   $    34.69   $     51.08
                                             ==========   ==========   ==========   ==========   ===========

---------------

* Units outstanding have been rounded for presentation purposes.

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT A

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                    MONY SERIES FUND, INC.
                               -------------------------------------------------------------------------------------------------
                                 EQUITY       EQUITY     INTERMEDIATE    LONG TERM                       MONEY       GOVERNMENT
                                 GROWTH       INCOME      TERM BOND         BOND       DIVERSIFIED      MARKET       SECURITIES
                               SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                               ----------   ----------   ------------   ------------   -----------   -------------   -----------
Dividend income..............   $106,179    $ 148,017    $ 1,895,013    $  3,136,904    $ 146,889    $   6,788,047   $   607,853
Mortality and expense risk
  charges (Note 3)...........    (17,221)     (16,999)      (427,192)       (666,186)     (23,878)      (1,645,030)     (214,819)
                                --------    ---------    -----------    ------------    ---------    -------------   -----------
Net investment income........     88,958      131,018      1,467,821       2,470,718      123,011        5,143,017       393,034
                                --------    ---------    -----------    ------------    ---------    -------------   -----------
Realized and unrealized gain
  on investments (Note 2):
  Proceeds from sales........     55,200      244,471      8,372,489      12,468,873      703,679      788,436,603     4,138,353
  Cost of shares sold........    (33,431)    (137,574)    (8,085,554)    (11,001,832)    (470,085)    (788,436,603)   (4,046,217)
                                --------    ---------    -----------    ------------    ---------    -------------   -----------
Net realized gain on
  investments................     21,769      106,897        286,935       1,467,041      233,594                0        92,136
Net increase in unrealized
  appreciation of
  investments................    228,905      112,714        383,054       2,326,867       41,876                0       518,951
                                --------    ---------    -----------    ------------    ---------    -------------   -----------
Net realized and unrealized
  gain on investments........    250,674      219,611        669,989       3,793,908      275,470                0       611,087
                                --------    ---------    -----------    ------------    ---------    -------------   -----------
Net increase in net assets
  resulting from
  operations.................   $339,632    $ 350,629    $ 2,137,810    $  6,264,626    $ 398,481    $   5,143,017   $ 1,004,121
                                ========    =========    ===========    ============    =========    =============   ===========

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT A

                      STATEMENTS OF OPERATIONS (CONTINUED)

                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                            ENTERPRISE ACCUMULATION TRUST
                                      -------------------------------------------------------------------------
                                                                                    INTERNATIONAL   HIGH YIELD
                                         EQUITY       SMALL CAP        MANAGED         GROWTH          BOND
                                       SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                      ------------   ------------   -------------   -------------   -----------
Dividend income.....................  $ 14,616,618   $ 26,987,250   $ 104,785,893   $  1,926,290    $ 3,996,565
Mortality and expense risk charges
  (Note 3)..........................    (4,481,783)    (2,887,071)    (25,377,487)      (754,671)      (546,695)
                                      ------------   ------------   -------------   ------------    -----------
Net investment income...............    10,134,835     24,100,179      79,408,406      1,171,619      3,449,870
                                      ------------   ------------   -------------   ------------    -----------
Realized and unrealized gain on
  investments (Note 2):
  Proceeds from sales...............    72,220,351     39,894,047     457,425,449     18,298,568      8,419,722
  Cost of shares sold...............   (40,672,974)   (27,693,191)   (255,319,160)   (15,131,932)    (7,958,240)
                                      ------------   ------------   -------------   ------------    -----------
Net realized gain on investments....    31,547,377     12,200,856     202,106,289      3,166,636        461,482
Net increase (decrease) in
  unrealized appreciation of
  investments.......................    34,785,044     43,551,752     125,071,710     (3,024,032)     1,157,688
                                      ------------   ------------   -------------   ------------    -----------
Net realized and unrealized gain on
  investments.......................    66,332,421     55,752,608     327,177,999        142,604      1,619,170
                                      ------------   ------------   -------------   ------------    -----------
Net increase in net assets resulting
  from operations...................  $ 76,467,256   $ 79,852,787   $ 406,586,405   $  1,314,223    $ 5,069,040
                                      ============   ============   =============   ============    ===========

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT A

                      STATEMENTS OF OPERATIONS (CONTINUED)

                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                   OCC ACCUMULATION TRUST
                                              -----------------------------------------------------------------
                                                 MONEY
                                                MARKET         BOND         EQUITY     SMALL CAP      MANAGED
                                              SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                              -----------   -----------   ----------   ----------   -----------
Dividend income.............................  $   115,863   $   103,714   $ 123,628    $ 161,545    $ 1,984,204
Mortality and expense risk charges (Note
  3)........................................      (31,602)      (20,786)    (38,298)     (48,000)      (592,235)
                                              -----------   -----------   ---------    ---------    -----------
Net investment income.......................       84,261        82,928      85,330      113,545      1,391,969
                                              -----------   -----------   ---------    ---------    -----------
Realized and unrealized gain (loss) on
  investments (Note 2):
  Proceeds from sales.......................    5,594,899     2,568,735     646,222      385,164     12,706,470
  Cost of shares sold.......................   (5,594,899)   (2,585,930)   (354,973)    (279,748)    (6,945,376)
                                              -----------   -----------   ---------    ---------    -----------
Net realized gain (loss) on investments.....            0       (17,195)    291,249      105,416      5,761,094
Net increase in unrealized appreciation of
  investments...............................            0        22,568     311,925      482,224      1,865,204
                                              -----------   -----------   ---------    ---------    -----------
Net realized and unrealized gain on
  investments...............................            0         5,373     603,174      587,640      7,626,298
                                              -----------   -----------   ---------    ---------    -----------
Net increase in net assets resulting from
  operations................................  $    84,261   $    88,301   $ 688,504    $ 701,185    $ 9,018,267
                                              ===========   ===========   =========    =========    ===========

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT A

                      STATEMENTS OF CHANGES IN NET ASSETS

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                     MONY SERIES FUND, INC.
                                          -----------------------------------------------------------------------------
                                               EQUITY GROWTH             EQUITY INCOME         INTERMEDIATE TERM BOND
                                                SUBACCOUNT                SUBACCOUNT                 SUBACCOUNT
                                          -----------------------   -----------------------   -------------------------
                                             1997         1996         1997         1996         1997          1996
                                          ----------   ----------   ----------   ----------   -----------   -----------
From operations:
  Net investment income (loss)..........  $   88,958   $  (12,700)  $  131,018   $  (12,569)  $ 1,467,821   $  (400,003)
  Net realized gain (loss) on
    investments.........................      21,769       92,019      106,897       81,521       286,935      (325,039)
  Net increase (decrease) in unrealized
    appreciation of investments.........     228,905      101,576      112,714      130,528       383,054     1,497,596
                                          ----------   ----------   ----------   ----------   -----------   -----------
Net increase (decrease) in net assets
  resulting from operations.............     339,632      180,895      350,629      199,480     2,137,810       772,554
                                          ----------   ----------   ----------   ----------   -----------   -----------
From unit transactions:
  Net proceeds from the issuance of
    units...............................      64,958      173,420       10,553       84,957     7,883,206     7,367,531
  Net asset value of units redeemed or
    used to meet contract obligations...     (18,731)    (208,218)    (196,802)    (144,895)   (7,423,806)   (5,502,520)
                                          ----------   ----------   ----------   ----------   -----------   -----------
Net increase (decrease) from unit
  transactions..........................      46,227      (34,798)    (186,249)     (59,938)      459,400     1,865,011
                                          ----------   ----------   ----------   ----------   -----------   -----------
Net increase in net assets..............     385,859      146,097      164,380      139,542     2,597,210     2,637,565
Net assets beginning of year............   1,114,506      968,409    1,273,654    1,134,112    33,263,991    30,626,426
                                          ----------   ----------   ----------   ----------   -----------   -----------
Net assets end of year*.................  $1,500,365   $1,114,506   $1,438,034   $1,273,654   $35,861,201   $33,263,991
                                          ==========   ==========   ==========   ==========   ===========   ===========
Units outstanding beginning of year.....      36,033       37,368       43,089       45,391     1,916,050     1,806,518
Units issued during the year............       1,961        6,064          353        3,083       444,683       435,583
Units redeemed during the year..........        (414)      (7,399)      (5,923)      (5,385)     (418,941)     (326,051)
                                          ----------   ----------   ----------   ----------   -----------   -----------
Units outstanding end of year...........      37,580       36,033       37,519       43,089     1,941,792     1,916,050
                                          ==========   ==========   ==========   ==========   ===========   ===========

---------------
* Includes undistributed net investment
  income of:                              $  228,580   $  139,622   $  519,534   $  388,516   $ 6,011,994   $ 4,544,173

                                            MONY SERIES FUND, INC.
                                          ---------------------------
                                                LONG TERM BOND
                                                  SUBACCOUNT
                                          ---------------------------
                                              1997           1996
                                          ------------   ------------
From operations:
  Net investment income (loss)..........  $  2,470,718   $   (617,564)
  Net realized gain (loss) on
    investments.........................     1,467,041        146,065
  Net increase (decrease) in unrealized
    appreciation of investments.........     2,326,867       (365,732)
                                          ------------   ------------
Net increase (decrease) in net assets
  resulting from operations.............     6,264,626       (837,231)
                                          ------------   ------------
From unit transactions:
  Net proceeds from the issuance of
    units...............................    13,719,649     14,906,160
  Net asset value of units redeemed or
    used to meet contract obligations...   (10,658,828)   (14,275,641)
                                          ------------   ------------
Net increase (decrease) from unit
  transactions..........................     3,060,821        630,519
                                          ------------   ------------
Net increase in net assets..............     9,325,447       (206,712)
Net assets beginning of year............    51,032,203     51,238,915
                                          ------------   ------------
Net assets end of year*.................  $ 60,357,650   $ 51,032,203
                                          ============   ============
Units outstanding beginning of year.....     2,506,531      2,477,673
Units issued during the year............       653,780        761,674
Units redeemed during the year..........      (514,579)      (732,816)
                                          ------------   ------------
Units outstanding end of year...........     2,645,732      2,506,531
                                          ============   ============
---------------
* Includes undistributed net investment
  income of:                              $ 11,013,063   $  8,542,345

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT A

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                      MONY SERIES FUND, INC. (CONTINUED)
                                              -----------------------------------------------------------------------------------
                                                                                                               GOVERNMENT
                                                    DIVERSIFIED                 MONEY MARKET                   SECURITIES
                                                    SUBACCOUNT                   SUBACCOUNT                    SUBACCOUNT
                                              -----------------------   -----------------------------   -------------------------
                                                 1997         1996          1997            1996           1997          1996
                                              ----------   ----------   -------------   -------------   -----------   -----------
From operations:
  Net investment income (loss)..............  $  123,011   $  (22,534)  $   5,143,017   $   3,697,484   $   393,034   $  (135,450)
  Net realized gain on investments..........     233,594       78,628               0               0        92,136        92,366
  Net increase in unrealized appreciation of
    investments.............................      41,876      166,348               0               0       518,951       360,512
                                              ----------   ----------   -------------   -------------   -----------   -----------
Net increase in net assets resulting from
  operations................................     398,481      222,442       5,143,017       3,697,484     1,004,121       317,428
                                              ----------   ----------   -------------   -------------   -----------   -----------
From unit transactions:
  Net proceeds from the issuance of units...      42,121      108,458     771,270,721     579,470,083     9,322,729     9,252,639
  Net asset value of units redeemed or used
    to meet contract obligations............    (634,220)    (270,309)   (766,971,962)   (553,816,098)   (3,626,150)   (2,761,464)
                                              ----------   ----------   -------------   -------------   -----------   -----------
Net increase (decrease) from unit
  transactions..............................    (592,099)    (161,851)      4,298,759      25,653,985     5,696,579     6,491,175
                                              ----------   ----------   -------------   -------------   -----------   -----------
Net increase (decrease) in net assets.......    (193,618)      60,591       9,441,776      29,351,469     6,700,700     6,808,603
Net assets beginning of year................   1,866,918    1,806,327     120,638,664      91,287,195    14,282,771     7,474,168
                                              ----------   ----------   -------------   -------------   -----------   -----------
Net assets end of year*.....................  $1,673,300   $1,866,918   $ 130,080,440   $ 120,638,664   $20,983,471   $14,282,771
                                              ==========   ==========   =============   =============   ===========   ===========
Units outstanding beginning of year.........      76,353       83,511       8,278,977       6,504,679     1,269,214       679,711
Units issued during the year................       1,688        4,729      51,933,520      40,508,568       807,156       829,627
Units redeemed during the year..............     (22,601)     (11,887)    (51,627,487)    (38,734,270)     (314,828)     (240,124)
                                              ----------   ----------   -------------   -------------   -----------   -----------
Units outstanding end of year...............      55,440       76,353       8,585,010       8,278,977     1,761,542     1,269,214
                                              ==========   ==========   =============   =============   ===========   ===========

---------------
* Includes undistributed net investment
  income of:                                  $  730,917   $  607,906   $  16,011,065   $  10,868,048   $   452,841   $    59,807

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT A

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                   ENTERPRISE ACCUMULATION TRUST
                                    -------------------------------------------------------------------------------------------
                                              EQUITY                       SMALL CAP                        MANAGED
                                            SUBACCOUNT                    SUBACCOUNT                      SUBACCOUNT
                                    ---------------------------   ---------------------------   -------------------------------
                                        1997           1996           1997           1996            1997             1996
                                    ------------   ------------   ------------   ------------   --------------   --------------
From operations:
 Net investment income (loss).....  $ 10,134,835   $    990,518   $ 24,100,179   $    763,292   $   79,408,406   $   (1,088,954)
 Net realized gain on
   investments....................    31,547,377     13,064,079     12,200,856      2,016,987      202,106,289       78,226,876
 Net increase (decrease) in
   unrealized appreciation of
   investments....................    34,785,044     28,297,136     43,551,752     11,474,221      125,071,710      198,383,114
                                    ------------   ------------   ------------   ------------   --------------   --------------
Net increase in net assets
 resulting from operations........    76,467,256     42,351,733     79,852,787     14,254,500      406,586,405      275,521,036
                                    ------------   ------------   ------------   ------------   --------------   --------------
From unit transactions:
 Net proceeds from the issuance of
   units..........................   153,834,908    115,219,042    103,297,248     41,715,641      626,988,679      496,311,902
 Net asset value of units redeemed
   or used to meet contract
   obligations....................   (61,472,849)   (30,630,812)   (33,906,004)   (33,868,192)    (409,563,542)    (192,035,547)
                                    ------------   ------------   ------------   ------------   --------------   --------------
Net increase from unit
 transactions.....................    92,362,059     84,588,230     69,391,244      7,847,449      217,425,137      304,276,355
                                    ------------   ------------   ------------   ------------   --------------   --------------
Net increase in net assets........   168,829,315    126,939,963    149,244,031     22,101,949      624,011,542      579,797,391
Net assets beginning of year......   272,469,883    145,529,920    168,095,738    145,993,789    1,688,910,010    1,109,112,619
                                    ------------   ------------   ------------   ------------   --------------   --------------
Net assets end of year*...........  $441,299,198   $272,469,883   $317,339,769   $168,095,738   $2,312,921,552   $1,688,910,010
                                    ============   ============   ============   ============   ==============   ==============
Units outstanding beginning of
 year.............................     8,212,227      5,426,511      6,346,453      6,055,472       39,371,381       31,540,233
Units issued during the year......     4,173,627      3,827,209      3,110,995      1,644,107       13,252,564       12,880,690
Units redeemed during the year....    (1,679,097)    (1,041,493)    (1,056,237)    (1,353,126)      (8,780,191)      (5,049,542)
                                    ------------   ------------   ------------   ------------   --------------   --------------
Units outstanding end of year.....    10,706,757      8,212,227      8,401,211      6,346,453       43,843,754       39,371,381
                                    ============   ============   ============   ============   ==============   ==============

---------------
* Includes undistributed net
  investment income of:             $ 19,341,725   $  9,206,890   $ 39,243,879   $ 15,143,700   $  163,883,632   $   84,475,226

                                                ENTERPRISE ACCUMULATION TRUST
                                    ------------------------------------------------------
                                       INTERNATIONAL GROWTH           HIGH YIELD BOND
                                            SUBACCOUNT                  SUBACCOUNT
                                    --------------------------   -------------------------
                                        1997          1996          1997          1996
                                    ------------   -----------   -----------   -----------
From operations:
 Net investment income (loss).....  $  1,171,619   $  (223,776)  $ 3,449,870   $ 1,605,300
 Net realized gain on
   investments....................     3,166,636       891,767       461,482       153,762
 Net increase (decrease) in
   unrealized appreciation of
   investments....................    (3,024,032)    2,753,189     1,157,688       860,925
                                    ------------   -----------   -----------   -----------
Net increase in net assets
 resulting from operations........     1,314,223     3,421,180     5,069,040     2,619,987
                                    ------------   -----------   -----------   -----------
From unit transactions:
 Net proceeds from the issuance of
   units..........................    35,179,809    28,954,972    30,370,695    17,522,375
 Net asset value of units redeemed
   or used to meet contract
   obligations....................   (16,397,762)   (3,642,450)   (6,983,741)   (3,512,778)
                                    ------------   -----------   -----------   -----------
Net increase from unit
 transactions.....................    18,782,047    25,312,522    23,386,954    14,009,597
                                    ------------   -----------   -----------   -----------
Net increase in net assets........    20,096,270    28,733,702    28,455,994    16,629,584
Net assets beginning of year......    45,080,264    16,346,562    30,415,667    13,786,083
                                    ------------   -----------   -----------   -----------
Net assets end of year*...........  $ 65,176,534   $45,080,264   $58,871,661   $30,415,667
                                    ============   ===========   ===========   ===========
Units outstanding beginning of
 year.............................     3,610,923     1,456,982     2,361,710     1,194,315
Units issued during the year......     2,649,674     2,462,266     2,234,031     1,460,685
Units redeemed during the year....    (1,239,519)     (308,325)     (514,085)     (293,290)
                                    ------------   -----------   -----------   -----------
Units outstanding end of year.....     5,021,078     3,610,923     4,081,656     2,361,710
                                    ============   ===========   ===========   ===========
---------------
* Includes undistributed net
  investment income of:             $  1,628,241   $   456,622   $ 5,579,860   $ 2,129,990

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT A

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                        FOR THE YEARS ENDED DECEMBER 31,

                                                               OCC ACCUMULATION TRUST
                                    -----------------------------------------------------------------------------
                                          MONEY MARKET                   BOND                     EQUITY
                                           SUBACCOUNT                 SUBACCOUNT                SUBACCOUNT
                                    -------------------------   -----------------------   -----------------------
                                       1997          1996          1997         1996         1997         1996
                                    -----------   -----------   ----------   ----------   ----------   ----------
From operations:
 Net investment income............  $    84,261   $    93,564   $   82,928   $  118,511   $   85,330   $   43,218
 Net realized gain (loss) on
   investments....................            0             0      (17,195)       7,592      291,249      201,716
 Net increase (decrease) in
   unrealized appreciation of
   investments....................            0             0       22,568     (105,165)     311,925      300,028
                                    -----------   -----------   ----------   ----------   ----------   ----------
Net increase in net assets
 resulting from operations........       84,261        93,564       88,301       20,938      688,504      544,962
                                    -----------   -----------   ----------   ----------   ----------   ----------
From unit transactions:
 Net proceeds from the issuance of
   units..........................    3,559,696     4,333,584      206,205       85,477       94,191       90,651
 Net asset value of units redeemed
   or used to meet contract
   obligations....................   (5,555,831)   (4,350,827)    (936,786)    (250,849)    (607,309)    (615,503)
                                    -----------   -----------   ----------   ----------   ----------   ----------
Net decrease from unit
 transactions.....................   (1,996,135)      (17,243)    (730,581)    (165,372)    (513,118)    (524,852)
                                    -----------   -----------   ----------   ----------   ----------   ----------
Net increase (decrease) in net
 assets...........................   (1,911,874)       76,321     (642,280)    (144,434)     175,386       20,110
Net assets beginning of year......    3,613,860     3,537,539    1,928,795    2,073,229    2,874,538    2,854,428
                                    -----------   -----------   ----------   ----------   ----------   ----------
Net assets end of year*...........  $ 1,701,986   $ 3,613,860   $1,286,515   $1,928,795   $3,049,924   $2,874,538
                                    ===========   ===========   ==========   ==========   ==========   ==========
Units outstanding beginning of
 year.............................      268,258       271,019      118,986      129,078       87,730      106,172
Units issued during the year......      258,478       326,685       12,934        5,293        2,620        2,767
Units redeemed during the year....     (404,558)     (329,446)     (56,728)     (15,385)     (15,939)     (21,209)
                                    -----------   -----------   ----------   ----------   ----------   ----------
Units outstanding end of year.....      122,178       268,258       75,192      118,986       74,411       87,730
                                    ===========   ===========   ==========   ==========   ==========   ==========

---------------
* Includes undistributed net
  investment income of:             $   326,438   $   242,177   $  353,701   $  270,773   $   96,597   $   11,267

                                                   OCC ACCUMULATION TRUST
                                    -----------------------------------------------------
                                           SMALL CAP                    MANAGED
                                          SUBACCOUNT                  SUBACCOUNT
                                    -----------------------   ---------------------------
                                       1997         1996          1997           1996
                                    ----------   ----------   ------------   ------------
From operations:
 Net investment income............  $  113,545   $   94,164   $  1,391,969   $    427,532
 Net realized gain (loss) on
   investments....................     105,416      124,066      5,761,094      4,226,402
 Net increase (decrease) in
   unrealized appreciation of
   investments....................     482,224      287,148      1,865,204      4,119,101
                                    ----------   ----------   ------------   ------------
Net increase in net assets
 resulting from operations........     701,185      505,378      9,018,267      8,773,035
                                    ----------   ----------   ------------   ------------
From unit transactions:
 Net proceeds from the issuance of
   units..........................     273,519      454,923      4,748,474      4,110,996
 Net asset value of units redeemed
   or used to meet contract
   obligations....................    (338,142)    (857,279)   (12,013,129)   (11,872,383)
                                    ----------   ----------   ------------   ------------
Net decrease from unit
 transactions.....................     (64,623)    (402,356)    (7,264,655)    (7,761,387)
                                    ----------   ----------   ------------   ------------
Net increase (decrease) in net
 assets...........................     636,562      103,022      1,753,612      1,011,648
Net assets beginning of year......   3,452,097    3,349,075     45,854,945     44,843,297
                                    ----------   ----------   ------------   ------------
Net assets end of year*...........  $4,088,659   $3,452,097   $ 47,608,557   $ 45,854,945
                                    ==========   ==========   ============   ============
Units outstanding beginning of
 year.............................     120,183      136,744      1,084,412      1,286,294
Units issued during the year......       8,340       17,388         98,535        113,806
Units redeemed during the year....     (10,644)     (33,949)      (250,893)      (315,688)
                                    ----------   ----------   ------------   ------------
Units outstanding end of year.....     117,879      120,183        932,054      1,084,412
                                    ==========   ==========   ============   ============
---------------
* Includes undistributed net
  investment income of:             $  171,376   $   57,831   $  1,401,493   $      9,524

                        See notes to financial statement.

                                  MONY AMERICA

                               VARIABLE ACCOUNT A

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND BUSINESS

     MONY America Variable Account A (the "Variable Account") is a separate investment account established on March 27, 1987 by MONY Life Insurance Company of America ("MONY America"), under the laws of the State of Arizona.

     The Variable Account operates as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). The Variable Account holds assets that are segregated from all of MONY America's other assets and, at present, is used only to support flexible payment variable annuity policies. These policies are issued by MONY America, which is a wholly-owned subsidiary of The Mutual Life Insurance Company of New York ("MONY").

     There are currently seventeen subaccounts within the Variable Account, and each invests only in a corresponding portfolio of the MONY Series Fund, Inc. (the "Fund"), the Enterprise Accumulation Trust ("Enterprise") or the OCC Accumulation Trust ("OCC") (formerly known as Quest for Value Accumulation Trust) (collectively, the "Funds"). The Funds are registered under the 1940 Act as open end, diversified, management investment companies.

     On March 31, 1997, the Variable Account effected a substitution by redeeming shares of the OCC Accumulation Trust Bond Portfolio and using the redemption proceeds to purchase shares of the OCC Accumulation Trust U.S. Government Income Portfolio. The substitution was effected through a redemption of assets in-kind for the Variable Account and OCC.

     A full presentation of the related financial statements and footnotes of the Fund, Enterprise and OCC are contained on pages 68 to 102; 105 to 142; and 145 to 166; respectively, and should be read in conjunction with these financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

  Investments:

     The investment in shares of each of the respective portfolios is stated at the net asset value of each portfolio. Except for the Money Market Portfolios, net asset values are based upon market quotations of the securities held in each of the corresponding portfolios of the Funds. For the Money Market Portfolios, the net asset values are based on the amortized cost of the securities held which approximates value.

  Taxes:

     MONY America is currently taxed as a life insurance company and will include the Variable Account's operations in its tax return. MONY America does not expect, based upon current tax law, to incur any income tax burden upon the earnings or realized capital gains attributable to the Variable Account. Based on this expectation, no charges are currently being deducted from the Variable Account for federal income tax purposes.

3. RELATED PARTY TRANSACTIONS

     MONY America is the legal owner of the assets of the Variable Account.

     Purchase payments received from MONY America by the Variable Account represent gross purchase payments recorded by MONY America less deductions retained for any premium taxes.

                                  MONY AMERICA

                               VARIABLE ACCOUNT A

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. RELATED PARTY TRANSACTIONS (CONTINUED)

     A periodic deduction is made from the cash value of the contract for the Annual Contract Charge. The deduction is for the expenses of administration and is treated by the Variable Account as a contractholder redemption. The amount deducted for all subaccounts for 1997 was $2,158,177.

     MONY America receives from the Variable Account the amounts deducted for mortality and expense risks at an annual rate of 1.25 percent of aggregate average daily net assets. As investment adviser to the Fund, it receives amounts paid by the Fund for those services.

     Enterprise Capital Management, Inc., a wholly-owned subsidiary of MONY, acts as investment adviser to Enterprise, and it receives amounts paid by Enterprise for those services.

4. INVESTMENTS

     Investment in MONY Series Fund, Inc. at cost, at December 31, 1997 consist of the following:

                             EQUITY      EQUITY     INTERMEDIATE    LONG TERM                       MONEY       GOVERNMENT
                             GROWTH      INCOME      TERM BOND         BOND       DIVERSIFIED      MARKET       SECURITIES
                            PORTFOLIO   PORTFOLIO    PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                            ---------   ---------   ------------   ------------   -----------   -------------   -----------
Shares beginning of year:
  Shares..................    36,697       54,336     3,035,035       3,974,470      103,775      120,638,664     1,349,979
  Amount..................  $827,651    $ 893,812   $31,870,045    $ 47,687,932   $1,420,468    $ 120,638,664   $13,926,074
                            --------    ---------   -----------    ------------   ----------    -------------   -----------
Shares acquired:
  Shares..................     2,762        1,687       781,838       1,172,299        4,621      791,090,332       907,237
  Amount..................  $ 84,206    $  41,223   $ 8,404,697    $ 14,863,508   $   88,702    $ 791,090,332   $ 9,620,113
Shares received for
  reinvestment of
  dividends:
  Shares..................     3,763        6,884       183,803         268,111        8,796        6,788,047        59,593
  Amount..................  $106,179    $ 148,017   $ 1,895,013    $  3,136,904   $  145,889    $   6,788,047   $   607,853
Shares redeemed:
  Shares..................    (1,638)      (9,843)     (775,748)       (989,833)     (36,003)    (788,436,603)     (389,952)
  Amount..................  $(33,431)   $(137,574)  $(8,085,554)   $(11,001,832)  $ (470,085)   $(788,436,603)  $(4,046,217)
                            --------    ---------   -----------    ------------   ----------    -------------   -----------
Net change:
  Shares..................     4,887       (1,272)      189,893         450,577      (22,586)       9,441,776       576,878
  Amount..................  $156,954    $  51,666   $ 2,214,156    $  6,998,580   $ (235,494)   $   9,441,776   $ 6,181,749
                            --------    ---------   -----------    ------------   ----------    -------------   -----------
Shares end of year:
  Shares..................    41,584       53,064     3,224,928       4,425,047       81,189      130,080,440     1,926,857
  Amount..................  $984,605    $ 945,478   $34,084,201    $ 54,686,512   $1,184,974    $ 130,080,440   $20,107,823
                            ========    =========   ===========    ============   ==========    =============   ===========

                                  MONY AMERICA

                               VARIABLE ACCOUNT A

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. INVESTMENTS (CONTINUED)

     Investment in Enterprise Accumulation Trust at cost, at December 31, 1997 consist of the following:

                                                                                           INTERNATIONAL
                                               EQUITY       SMALL CAP        MANAGED          GROWTH       HIGH YIELD
                                             PORTFOLIO      PORTFOLIO       PORTFOLIO        PORTFOLIO      PORTFOLIO
                                            ------------   ------------   --------------   -------------   -----------
Shares beginning of year:
  Shares..................................     9,441,091      8,313,340       49,225,009      7,451,283      5,520,085
  Amount..................................  $219,775,741   $149,844,309   $1,278,396,527   $ 41,542,065    $29,411,432
                                            ------------   ------------   --------------   ------------    -----------
Shares acquired:
  Shares..................................     4,962,924      4,170,268       17,040,724      5,617,792      5,579,958
  Amount..................................  $160,100,627   $106,398,220   $  649,473,099   $ 36,325,944    $31,259,981
Shares received for reinvestment of
  dividends:
  Shares..................................       416,547      1,010,758        2,569,541        311,697        710,297
  Amount..................................  $ 14,616,618   $ 26,987,250   $  104,785,893   $  1,926,290    $ 3,996,565
Shares redeemed:
  Shares..................................    (2,244,353)    (1,608,981)     (12,118,216)    (2,834,407)    (1,500,067)
  Amount..................................  $(40,672,974)  $(27,693,191)  $ (255,319,160)  $(15,131,932)   $(7,958,240)
                                            ------------   ------------   --------------   ------------    -----------
Net change:
  Shares..................................     3,135,118      3,572,045        7,492,049      3,095,082      4,790,188
  Amount..................................  $134,044,271   $105,692,279   $  498,939,832   $ 23,120,302    $27,298,306
                                            ------------   ------------   --------------   ------------    -----------
Shares end of year:
  Shares..................................    12,576,209     11,885,385       56,717,058     10,546,365     10,310,273
  Amount..................................  $353,820,012   $255,536,588   $1,777,336,359   $ 64,662,367    $56,709,738
                                            ============   ============   ==============   ============    ===========

                                  MONY AMERICA

                               VARIABLE ACCOUNT A

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. INVESTMENTS (CONTINUED)

     Investment in OCC Accumulation Trust at cost, at December 31, 1997 consist of the following:

                                                                US GOVERNMENT
                                   MONEY MARKET      BOND          INCOME         EQUITY     SMALL CAP      MANAGED
                                    PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO
                                   ------------   -----------   -------------   ----------   ----------   -----------
Shares beginning of year:
  Shares.........................    3,613,860        203,032             0         95,595      152,680     1,266,361
  Amount.........................  $ 3,613,860    $ 1,918,686    $        0     $1,856,223   $2,767,076   $29,748,753
                                   -----------    -----------    ----------     ----------   ----------   -----------
Shares acquired:
  Shares.........................    3,567,162              0       177,669          2,899       10,950       120,612
  Amount.........................  $ 3,567,162    $         0    $1,817,368     $   94,806   $  272,541   $ 4,849,580
Shares received for reinvestment
  of dividends:
  Shares.........................      115,863          3,597         6,712          4,135        7,414        54,995
  Amount.........................  $   115,863    $    33,877    $   69,837     $  123,628   $  161,545   $ 1,984,204
Shares redeemed:
  Shares.........................   (5,594,899)      (206,629)      (61,972)       (19,115)     (15,995)     (318,595)
  Amount.........................  $(5,594,899)   $(1,952,563)   $ (633,367)    $ (354,973)  $ (279,748)  $(6,945,376)
                                   -----------    -----------    ----------     ----------   ----------   -----------
Net change:
  Shares.........................   (1,911,874)      (203,032)      122,409        (12,081)       2,369      (142,988)
  Amount.........................  $(1,911,874)   $(1,918,686)   $1,253,838     $ (136,539)  $  154,338   $  (111,592)
                                   -----------    -----------    ----------     ----------   ----------   -----------
Shares end of year:
  Shares.........................    1,701,986              0       122,409         83,514      155,049     1,123,373
  Amount.........................  $ 1,701,986    $         0    $1,253,838     $1,719,684   $2,921,414   $29,637,161
                                   ===========    ===========    ==========     ==========   ==========   ===========

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS OF
MONY LIFE INSURANCE COMPANY OF AMERICA:

     We have audited the accompanying statutory statements of admitted assets, liabilities, capital and surplus of MONY Life Insurance Company of America ("the Company") as of December 31, 1997 and 1996, and the related statutory statements of operations, capital and surplus, and cash flows for the years then ended. These statutory financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     The Company presents its financial statements in conformity with the accounting practices prescribed or permitted by the Insurance Department of the State of Arizona ("statutory"), which is a comprehensive basis of accounting other than generally accepted accounting principles ("GAAP"). As explained in
Note 2 to the financial statements, the accounting practices used by the Company vary from generally accepted accounting principles, and the effects of these variances are material.

     In our opinion, because of the effects of the matter discussed in the preceding paragraph, the statutory financial statements referred to above do not present fairly, in conformity with GAAP, the financial position of the Company as of December 31, 1997 and 1996, or the results of its operations and its cash flows, for the years then ended.

     In our opinion, however, the statutory financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 1997 and 1996, and the results of its operations and its cash flows for the years then ended on the basis of accounting described in Note 2.

     Our audits were conducted for the purpose of expressing an opinion on the financial statements taken as a whole. The Supplemental Schedule of Selected Financial Data is presented to comply with the National Association of Insurance Commissioners' Annual Statement Instructions and is not a required part of the basic financial statements. The Supplemental Schedule of Selected Financial Data has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

                                          COOPERS & LYBRAND L.L.P.

New York, New York
February 27, 1998

                     MONY LIFE INSURANCE COMPANY OF AMERICA

              STATEMENTS OF ADMITTED ASSETS, LIABILITIES, CAPITAL
                         AND SURPLUS -- STATUTORY BASIS
                                 (IN THOUSANDS)

                                                                   DECEMBER 31,
                                                              -----------------------
                                                                 1997         1996
                                                                 ----         ----
                                       ASSETS
Cash and invested assets:
     Cash and short-term investments........................  $   45,956   $   90,207
     Bonds..................................................   1,074,724    1,047,957
     Common stocks..........................................         981        1,235
     Mortgage loans.........................................     134,828      158,847
     Real estate............................................      22,627       40,725
     Policy loans...........................................      45,892       41,464
     Other invested assets..................................       7,001        8,518
                                                              ----------   ----------
          Total cash and invested assets....................   1,332,009    1,388,953
Investment income due and accrued...........................      22,402       20,401
Other assets................................................         247        2,511
Separate account assets.....................................   3,606,711    2,529,992
                                                              ----------   ----------
          Total assets......................................  $4,961,369   $3,941,857
                                                              ==========   ==========

                          LIABILITIES, CAPITAL AND SURPLUS
Liabilities:
     Life insurance and annuity reserves....................  $1,241,979   $1,284,529
     Deposits left with the Company.........................      23,197       23,525
     Policy claims in process of settlement.................       8,331        6,085
     Federal income taxes due or accrued....................      17,837       29,077
     Transfers from separate accounts.......................    (128,943)     (97,477)
     Other liabilities......................................      32,869       18,842
     Separate account liabilities...........................   3,606,711    2,529,992
     Interest maintenance reserve...........................       3,965        3,583
     Investment reserves....................................       6,000        4,000
     Asset valuation reserve................................      16,272       17,887
                                                              ----------   ----------
          Total liabilities.................................   4,828,218    3,820,043
Capital and surplus:
     Capital stock, $1.00 par value; authorized, 5,000,000
      shares issued and outstanding, 2,500,000 shares.......       2,500        2,500
     Additional paid-in capital.............................     133,500      133,500
     Unassigned funds.......................................      (2,849)     (14,186)
                                                              ----------   ----------
          Total capital and surplus.........................     133,151      121,814
                                                              ----------   ----------
          Total liabilities, capital and surplus............  $4,961,369   $3,941,857
                                                              ==========   ==========

   The accompanying notes are an integral part of these financial statements.

                     MONY LIFE INSURANCE COMPANY OF AMERICA

                  STATEMENTS OF OPERATIONS -- STATUTORY BASIS
                                 (IN THOUSANDS)

                                                              FOR THE YEARS ENDED
                                                                  DECEMBER 31,
                                                              --------------------
                                                                1997        1996
                                                                ----        ----
Premiums, annuity considerations and fund deposits..........  $799,035    $741,870
Net investment income.......................................    99,006     102,092
Other income (net)..........................................       332          22
                                                              --------    --------
                                                               898,373     843,984
Policyholder and contractholder benefits....................   407,381     336,731
Change in policy and contract reserves......................   (42,879)    (35,010)
Commissions.................................................    40,860      36,793
Operating expenses..........................................    64,866      53,212
Transfer to separate accounts...............................   397,492     428,101
                                                              --------    --------
                                                               867,720     819,827
Net gain from operations before federal income taxes........    30,653      24,157
Federal income taxes........................................    17,390      14,407
                                                              --------    --------
Net gain from operations....................................    13,263       9,750
  Net realized capital losses (See Note 7)..................    (3,544)     (1,720)
                                                              --------    --------
Net Income..................................................  $  9,719    $  8,030
                                                              ========    ========

   The accompanying notes are an integral part of these financial statements.

                     MONY LIFE INSURANCE COMPANY OF AMERICA

              STATEMENTS OF CAPITAL AND SURPLUS -- STATUTORY BASIS
                                 (IN THOUSANDS)

                                                              FOR THE YEARS ENDED
                                                                  DECEMBER 31,
                                                              --------------------
                                                                1997        1996
                                                                ----        ----
Capital and surplus, beginning of year......................  $121,814    $115,630
                                                              --------    --------
Net income..................................................     9,719       8,030
Change in net unrealized capital gains......................     2,774       1,618
Change in non-admitted assets...............................      (771)        384
Change in asset valuation reserve...........................     1,615      (3,848)
Increase in investment reserve..............................    (2,000)          0
                                                              --------    --------
Net change in capital and surplus for the year..............    11,337       6,184
                                                              --------    --------
Capital and surplus, end of year............................  $133,151    $121,814
                                                              ========    ========

   The accompanying notes are an integral part of these financial statements.

                     MONY LIFE INSURANCE COMPANY OF AMERICA

                  STATEMENTS OF CASH FLOWS -- STATUTORY BASIS
                                 (IN THOUSANDS)

                                                               FOR THE YEARS ENDED
                                                                   DECEMBER 31,
                                                              ----------------------
                                                                1997         1996
                                                                ----         ----
CASH FROM OPERATIONS:
     Premiums, annuity considerations and fund deposits.....  $ 799,751    $ 741,905
     Investment income, net of investment expenses..........     97,589      104,606
     Other income...........................................        833          985
     Policy benefits paid...................................   (405,289)    (336,206)
     Transfers to separate accounts.........................   (428,958)    (460,502)
     Commissions, other expenses and taxes paid.............   (105,188)     (91,150)
     Federal income taxes (excluding tax on capital gains)..    (27,516)           0
                                                              ---------    ---------

               Net cash from operations.....................    (68,778)     (40,362)
                                                              ---------    ---------
CASH FROM INVESTMENTS:
     Proceeds from investments sold, matured or repaid:
          Bonds.............................................    130,649      134,846
          Stocks............................................      1,050            0
          Mortgage loans....................................     37,670       53,226
          Real estate.......................................     18,453       19,790
          Other invested assets.............................      1,512           18
          Other.............................................        361           88
          Taxes paid on net capital gains...................     (1,564)           0
                                                              ---------    ---------
               Total investment proceeds....................    188,131      207,968
                                                              ---------    ---------

     Cost of investments acquired:
          Bonds.............................................    157,583      163,792
          Stocks............................................         68           40
          Mortgage loans....................................     13,641       38,651
          Real estate.......................................      1,180        3,392
          Other invested assets.............................        574        1,388
          Change in policy loans............................      4,428        3,339
                                                              ---------    ---------
               Total investments acquired...................    177,474      210,602
                                                              ---------    ---------

               Net cash from investments....................     10,657       (2,634)
                                                              ---------    ---------

CASH FROM FINANCING AND MISCELLANEOUS SOURCES:
     Cash provided:
          Other sources.....................................     13,870        8,041
                                                              ---------    ---------
               Net cash from financing and miscellaneous
                 sources....................................     13,870        8,041
                                                              ---------    ---------

     Net change in cash and short-term investments..........    (44,251)     (34,955)
Cash and short-term investments, beginning of year..........     90,207      125,162
                                                              ---------    ---------
Cash and short-term investments, end of year................  $  45,956    $  90,207
                                                              =========    =========

   The accompanying notes are an integral part of these financial statements.

                     MONY LIFE INSURANCE COMPANY OF AMERICA

                         NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION:

     MONY Life Insurance Company of America (the "Company"), an Arizona corporation, is a wholly owned subsidiary of The Mutual Life Insurance Company of New York ("MONY"), a mutual life insurance company. The Company's primary business is to provide interest-sensitive life insurance and asset accumulation products to business owners, growing families, and pre-retirees. The Company's insurance and financial products are marketed and distributed directly to individuals primarily through MONY's career agency sales force. These products are sold throughout the United States (except New York) and Puerto Rico.

     On September 8, 1997, MONY announced that it is pursuing converting to a stock life insurance company through demutualization. In connection with the demutualization, MONY has prepared a Plan of Reorganization ("the Plan") which is subject to approval by the Insurance Department of the State of New York as well as adoption by MONY's Board of Trustees and approval by MONY's policyholders.

     In accordance with the Plan, subject to the approvals indicated above, among other things, MONY will convert from a New York mutual life insurance company to a New York stock life insurance company (the "Plan of Demutualization") and become a wholly owned subsidiary of MONY Financial Services Corporation (the "Holding Company"), a holding company organized in Delaware for the purpose of becoming the parent holding company of MONY.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     The accompanying statutory financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Arizona ("statutory"), which is a comprehensive basis of accounting other than generally accepted accounting principles ("GAAP").

     The preparation of statutory financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of results of operations and changes in surplus during the reporting period. Actual results could differ significantly from those estimates. The most significant estimates made in conjunction with the preparation of the Company's financial statements include those used in determining (i) valuation reserves for mortgage loans and real estate investments, and (ii) the liability for future policy benefits.

     In financial statements prepared in conformity with statutory accounting, the accounting treatment of certain items is different than for financial statements prepared in conformity with GAAP. Some of the general differences include:

     - Policy acquisition costs, such as commissions and other costs incurred in connection with acquiring new and renewal business, are expensed when incurred; under GAAP, such costs are deferred and amortized over the present value of expected gross margins.

     - Premiums for universal life and investment-type products are recognized as revenue when due; under GAAP, they are reported as deposits to policyholders' account balances. Revenues from these contracts under GAAP consist of amounts assessed during the period against policyholders' account balances for mortality, policy administration and surrender charges.

     - Policy reserves are based on statutory mortality and interest requirements, without consideration of withdrawals, and are reported net of reinsurance reserve credits; under GAAP, the reserves for interest sensitive life and annuity products are equal to the fund value and are reported gross of reinsurance reserve credits.

                     MONY LIFE INSURANCE COMPANY OF AMERICA

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

     - No provision is made for deferred income taxes; under GAAP, deferred income taxes result from temporary differences between the tax bases of assets and liabilities and their reported amounts in the financial statements.

     - An interest maintenance reserve ("IMR") is established as a liability to capture realized investment gains and losses, net of tax, on the sale of fixed maturities and mortgage loans resulting from changes in the general level of interest rates, and is amortized into income over the remaining years to expected maturity of the assets sold; under GAAP, assets are carried on the balance sheet, net of appropriate valuation allowances.

     - An asset valuation reserve ("AVR"), based upon a formula prescribed by the NAIC, is established as a liability to offset potential non-interest related investment losses, and changes in the AVR are charged or credited to surplus; under GAAP, no such reserve is required.

     - Bonds in good standing are generally carried at amortized cost; under GAAP, bonds which are classified as available for sale are carried at fair value and the related change in unrealized gains and losses, net of related deferred taxes and an adjustment for deferred policy acquisition costs, is reported as a component of other comprehensive income in equity.

     - Certain assets designated as "non-admitted," are excluded from assets by a direct charge to surplus; under GAAP, such assets are carried on the balance sheet, net of appropriate valuation allowances.

     - Methods used for calculating real estate and mortgage loan values and real estate depreciation under statutory reporting are different from those used for GAAP.

     - Cash equivalents are defined as all highly liquid debt securities with original maturities of twelve months or less; under GAAP, cash equivalents are defined as short-term, highly liquid investments, which generally have original maturities of three months or less.

     The following is a description of the Company's principal statutory accounting policies:

  a. Premiums and Insurance Expenses

     Premiums are included in revenue over the premium payment periods of the related policies. Annuity considerations and fund deposits are included in revenue as received.

     The costs of acquiring new business, primarily commissions, underwriting, agency and other costs related to issuance, maintenance and settlement of policies are charged to operations in the year incurred.

  b. Investments

     Bonds are stated at amortized cost, except those bonds not in good standing, which are carried at NAIC-designated values, which approximate fair value. Loan-backed bonds and structured securities are valued at amortized cost using the effective interest method considering anticipated prepayments at the date of purchase; significant changes in the estimated cash flows from the original purchase assumptions are accounted for using the retrospective method. Common stocks are carried at fair value. Policy loans are carried at their unpaid principal balances. Short-term investments are carried at amortized cost and consist of securities with original maturities of twelve months or less.

     Mortgage loans other than those in process of foreclosure are carried at their unpaid principal balances adjusted for unamortized premium or discount. Real estate owned for investment is carried at depreciated cost, less encumbrances, if any. There were no encumbrances in 1997 or 1996. Joint ventures in real estate are

                     MONY LIFE INSURANCE COMPANY OF AMERICA

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

included in Other Invested Assets and are carried principally at their equity value. Other investments are generally carried at cost.

     Real estate acquired through foreclosure is carried at the lower of cost, less accumulated depreciation and encumbrances, if any, or estimated fair value at the time of foreclosure. There were no encumbrances in 1997 or 1996. Mortgage loans in process of foreclosure are carried at the lower of the current carrying value or estimated fair value. Fair value is determined by using the estimated discounted cash flows expected from the underlying real estate properties. These projected cash flows are based on estimates regarding future operating expenses, lease rates, occupancy levels and investors' targeted yields.

     The Company provides, through a direct charge to surplus, an investment valuation reserve for permanent impairment of real estate investments, joint ventures in real estate, mortgage loans delinquent for more than 60 days and restructured mortgage loans. This reserve reflects, in part, the excess of the carrying value of such assets over the estimated undiscounted cash flows expected from the underlying real estate properties. These projected cash flows are based on estimates similar to those described in the preceding paragraph. As of December 31, 1997 and 1996, the Company's investment valuation reserve was $6 million and $4 million, respectively.

     Derivative instruments are valued consistently with the items being hedged. Hedges of fixed income assets and/or liabilities are valued at amortized cost. Derivatives that cease to be effective hedges are valued at market value.

     Realized capital gains and losses on sales of investments are determined on the basis of specific identification. Unrealized capital gains and losses are recorded directly to surplus. Investment income is recognized as earned. Investment income earned includes the amortization of premium and accretion of discount relative to bonds acquired at other than their par value and excludes certain overdue due and accrued interest income.

  c. Interest Maintenance Reserve and Asset Valuation Reserve

     Realized investment gains and losses (net of tax) for bonds and mortgage loans resulting from changes in interest rates are deferred, and credited or charged to the IMR. These amounts are amortized into net income over the remaining years to expected maturity of the assets sold.

     The AVR is based upon a formula prescribed by the NAIC and functions as a reserve for potential non-interest related investment losses. In addition, realized investment gains and losses (not subject to the IMR) and unrealized gains and losses result in changes in the AVR which are recorded directly to surplus.

  d. Policy Reserves

     Policy reserves for deferred annuity contracts are computed by using the Commissioners' Annuity Reserve Valuation Method by using the 1971 IAM Table for contracts issued before 1984 and the 1983 Table A for contracts issued since 1983 and prescribed statutory interest rates. Policy reserves for universal life and single premium whole life contracts are computed by using the Commissioners' Reserve Valuation Method and by using the 1958 and 1980 CSO Tables, and prescribed statutory interest rates.

  e. Non-admitted Assets

     Certain assets designated as "non-admitted" assets (principally miscellaneous receivables) are excluded from the statements of admitted assets, liabilities, capital and surplus.

                     MONY LIFE INSURANCE COMPANY OF AMERICA

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

  f. Separate Account Assets and Liabilities

     Separate account assets and liabilities represent primarily segregated funds administered and invested by the Company for the benefit of certain contractholders. Assets consist of securities reported at market value. Premiums, benefits and expenses of the separate accounts are included in the Company's statements of operations.

  g. Depreciation

     The Company uses the constant-yield method of depreciation for substantially all investments in real estate and real estate joint ventures and limited partnerships acquired prior to January 1, 1991. Acquisitions subsequent to January 1, 1991 and foreclosed real estate are depreciated on the straight-line method. Real estate assets and improvements are generally depreciated over ten to forty-year periods and leasehold improvements are depreciated over the lives of the leases. Depreciation expense related to investments in real estate was $1.1 million and $1.4 million in 1997 and 1996, respectively; accumulated depreciation was $4.4 million at December 31, 1997 and 1996.

  h. Cash Flows

     Short-term investments are characterized as cash equivalents for purposes of the statements of cash flows.

     Certain amounts for 1996 have been reclassified to conform to the 1997 presentation.

3.  CAPITAL AND SURPLUS:

     MONY guaranteed to the states who requested it, pursuant to conditions imposed by such states as a prerequisite for the licensing of new subsidiaries, that the Company's capital and surplus would be maintained at a level at least equivalent to the minimum capital and surplus required for admission to conduct business in those states. As of December 31, 1997 and 1996, this guarantee was outstanding in the state of New Jersey.

4.  RELATED PARTY TRANSACTIONS:

     At both December 31, 1997 and 1996, approximately 26 percent of the Company's investments in mortgages were held through joint participation with MONY. In addition, approximately 100 percent and 87 percent of the Company's real estate and joint venture investments were held through joint participation with MONY at December 31, 1997 and 1996, respectively.

     In 1997 the New York City Industrial Development Agency issued bonds in the total amount of $16.0 million for the benefit of MONY related to MONY's consolidation of site locations to New York City. Debt service under the bonds is funded by lease payments by MONY to the bond trustee for the benefit of the Company, which is the sole bondholder. The bonds are held by the Company and are listed as affiliated bonds on Schedule D.

     The Company and MONY are parties to an agreement whereby MONY agrees to reimburse the Company to the extent that the Company's recognized loss as a result of mortgage loan default or foreclosure or subsequent sale of the underlying collateral exceeds 75 percent of the appraised value of the loan at origination for each such mortgage loan. Pursuant to the agreement, the Company received payments from MONY totaling $0.1 million in both 1997 and 1996.

     The Company has a service agreements with MONY whereby MONY provides personnel services, facilities, supplies and equipment to the Company to conduct its business as well as for the Company to

                     MONY LIFE INSURANCE COMPANY OF AMERICA

4.  RELATED PARTY TRANSACTIONS (CONTINUED):

provide services to MONY Series Fund, Inc. ("the Fund"), an affiliate of the Company, as an investment advisor. Services rendered by MONY under these agreements are provided on a cost reimbursable basis.

     The Company has an investment advisory agreement with the Fund with respect to the investment and management of the Fund's invested assets. The Company is compensated for such services with an investment management fee computed in accordance with the terms of the agreement.

     The Company has three underwriting agreements with the Fund and MONY Securities Corporation ("MSC"). The agreements provide for MSC to act as the principal underwriter for the sale of the Company's flexible premium variable annuity contracts and as the broker for the sale of the Fund's shares. These agreements may be terminated at any time by either MSC or the Company upon sixty days prior notice.

     In addition, the Company has an investment advisory agreement with MONY whereby MONY provides investment advisory services with respect to the investment and management of the Company's investment portfolio. The agreement provides for scheduled fees for actual cost reimbursement and may be terminated by either party upon 60 days written notice.

5.  FIXED MATURITY SECURITIES AND COMMON STOCKS:

  Fixed Maturity Securities by Investment Type and Common Stocks:

     The cost and estimated fair value (see Note 8) of investments in fixed maturity securities (including short-term investments and bonds) and common stocks as of December 31, 1997 and December 31, 1996 are presented in the table below. Cost is amortized cost for fixed maturity securities and original cost for common stocks.

                                                                      GROSS          GROSS           ESTIMATED
                                                                   UNREALIZED     UNREALIZED           FAIR
                                                   COST               GAINS         LOSSES             VALUE
                                            -------------------   -------------   -----------   -------------------
                                              1997       1996     1997    1996    1997   1996     1997       1996
                                              ----       ----     ----    ----    ----   ----     ----       ----
                                                                     (DOLLARS IN MILLIONS)
U.S. Treasury securities & obligations of
  U.S. government agencies................  $    5.9   $    5.9   $ 0.0   $ 0.0   $0.0   $0.0   $    5.9   $    5.9
Collateralized mortgage obligations:
  Government agency backed................     123.7      126.4     2.2     1.3    0.1    1.0      125.8      126.7
  Non-agency backed.......................      34.5       35.0     2.0     1.5    0.0    0.2       36.5       36.3
Other asset backed securities:
  Government agency backed................       0.2        0.2     0.0     0.0    0.0    0.0        0.2        0.2
  Non-agency backed.......................      93.8       98.5     2.1     1.3    0.2    0.7       95.7       99.1
Public utilities..........................     123.8      129.0     3.1     2.3    0.2    1.0      126.7      130.3
Corporate bonds...........................     676.8      653.0    18.0    13.2    2.2    4.8      692.6      661.4
Affiliates................................      16.0        0.0     0.0     0.0    0.0    0.0       16.0        0.0
                                            --------   --------   -----   -----   ----   ----   --------   --------
  Total bonds.............................   1,074.7    1,048.0    27.4    19.6    2.7    7.7    1,099.4    1,059.9
Commercial paper..........................      25.7       86.5     0.0     0.0    0.0    0.0       25.7       86.5
                                            --------   --------   -----   -----   ----   ----   --------   --------
  Total bonds and short-term
    investments...........................  $1,100.4   $1,134.5   $27.4   $19.6   $2.7   $7.7   $1,125.1   $1,146.4
                                            ========   ========   =====   =====   ====   ====   ========   ========
Common stocks.............................  $    0.8   $    1.1   $ 0.2   $ 0.1   $0.0   $0.0   $    1.0   $    1.2
                                            ========   ========   =====   =====   ====   ====   ========   ========

     Amortized cost represents the principal amount of the fixed maturity securities adjusted by unamortized premium or discount and reduced by writedowns of $0.4 million and $3.4 million at December 31, 1997 and 1996, respectively, as required by the NAIC for securities which are in or near default.

                     MONY LIFE INSURANCE COMPANY OF AMERICA

5.  FIXED MATURITY SECURITIES AND COMMON STOCKS (CONTINUED):

     At December 31, 1997, 78.2% of the Company's Collateralized Mortgage Obligation (CMO) portfolio was held in U.S. government and government agency-backed securities. The remainder of the CMO portfolio consisted of NAIC category 1 investment grade securities.

  Maturities of Fixed Maturity Securities:

     The amortized cost and estimated fair value of fixed maturity securities by maturity date as of December 31, 1997 are as follows:

                                                                       ESTIMATED
                                                          AMORTIZED      FAIR
                                                            COST         VALUE
                                                          ---------    ---------
                                                             ($ IN MILLIONS)
Due in one year or less.................................  $   48.9     $   49.0
Due after one year through five years...................     411.4        418.1
Due after five years through ten years..................     380.4        391.3
Due after ten years.....................................     259.7        266.7
                                                          --------     --------
                                                          $1,100.4     $1,125.1
                                                          ========     ========

     Fixed maturity securities that are not due at a single maturity date have been included in the preceding table in the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

     Proceeds from sales of investments in fixed maturity securities during 1997 and 1996 were $31.3 million and $13.3 million, respectively. Gross gains of $0.5 million in 1997 and $0.2 million in 1996, and gross losses of $4.3 million in 1997 and $0.3 million in 1996 were realized on these sales.

     Proceeds from sales of investments in common stocks during 1997 and 1996 were $1.0 million and $0, respectively. Gross gains of $0.7 million in 1997 and $0 in 1996, and gross losses of $0 in 1997 and $0 in 1996 were realized on these sales.

     There were no non-income producing bonds and redeemable preferred stocks for the twelve months preceding December 31, 1997. The carrying values of fixed maturity securities which were non-income producing for the twelve months preceding December 31, 1996 were $1.0 million.

6.  MORTGAGE LOANS AND REAL ESTATE:

     The Company invests in mortgage loans collateralized by commercial and agricultural real estate. Such mortgage loans consist primarily of first mortgage liens on completed income-producing properties, including agricultural properties. As of December 31, 1997, $55.3 million of mortgage loans have terms that require amortization, and $79.5 million of mortgage loans require partial amortization or are non-amortizing. Mortgage loans delinquent over 90 days or in process of foreclosure were $0.6 million at December 31, 1997 and there were no mortgage loans delinquent over 90 days or in process of foreclosure at December 31, 1996. There were no properties acquired through foreclosure during 1997 or 1996.

     The Company has performing restructured mortgage loans of $14.1 million as of December 31, 1997 and $15.0 million as of December 31, 1996. The new terms typically reduce the contract rate of interest. Interest is recognized in income based on the modified rate of the loan. Gross interest income on restructured loans that would have been recorded in accordance with the loans' original terms was approximately $1.4 million in 1997 and $1.5 million in 1996. Gross interest income recognized in net income for the period from these loans was $1.0 million in 1997 and $1.1 million in 1996. There are no commitments to lend additional funds to any debtor involved in a restructuring.

                     MONY LIFE INSURANCE COMPANY OF AMERICA

6.  MORTGAGE LOANS AND REAL ESTATE (CONTINUED):

     At both December 31, 1997 and 1996, there were no mortgage loans that were non-income producing for the preceding twelve months.

     At both December 31, 1997 and 1996, there were no real estate properties that were non-income producing for the preceding twelve months.

7.  INVESTMENT INCOME, REALIZED AND UNREALIZED CAPITAL GAINS (LOSSES):

     Net investment income for the years ended December 31, 1997 and 1996 was derived from the following sources:

                                                                 1997      1996
                                                                 ----      ----
                                                                ($ IN MILLIONS)
NET INVESTMENT INCOME
----------------------
Bonds and common stock......................................    $ 79.0    $ 77.5
Mortgage loans..............................................      12.0      14.4
Real estate (net of property expenses)......................       1.2       3.0
Policy loans................................................       3.5       2.7
Other investments (including cash & short-term
  investments)..............................................       6.6       7.5
                                                                ------    ------
     Total investment income................................     102.3     105.1
Investment expenses.........................................       3.3       3.0
                                                                ------    ------
     Net investment income..................................    $ 99.0    $102.1
                                                                ======    ======

     Net realized capital gains (losses) on investments for the years ended December 31, 1997 and 1996 are summarized as follows:

                                                                 1997      1996
                                                                 ----      ----
                                                                ($ IN MILLIONS)
REALIZED CAPITAL GAINS (LOSSES)
--------------------------------
Bonds and common stock......................................    $(2.4)    $ 0.9
Real estate and mortgage loans..............................      0.4      (0.1)
Derivative instruments......................................      0.0      (0.8)
Other.......................................................     (0.2)      0.0
                                                                -----     -----
                                                                 (2.2)      0.0
Taxes.......................................................     (0.5)     (0.8)
Transferred to IMR, net of taxes............................     (0.8)     (0.9)
                                                                -----     -----
     Net realized capital losses............................    $(3.5)    $(1.7)
                                                                =====     =====

     During 1997 and 1996, realized capital losses resulting from changes in interest rates on bonds of $0.8 million (net of $0.5 million tax) and $0.9 million (net of $0.5 million tax), respectively, were transferred to the Company's IMR for future amortization into net income.

     Net unrealized capital gains were $2.8 million in 1997 and $1.6 million in 1996. The 1997 and 1996 net unrealized gains include writedowns of approximately $0.2 million in 1997 and $0 in 1996 on real estate acquired through foreclosure and mortgage loans in process of foreclosure. These gains and losses are detailed by asset type in the table below.

                     MONY LIFE INSURANCE COMPANY OF AMERICA

7.  INVESTMENT INCOME, REALIZED AND UNREALIZED CAPITAL GAINS (LOSSES)

(CONTINUED):

                                                                 1997     1996
                                                                 ----     ----
                                                                ($ IN MILLIONS)
UNREALIZED CAPITAL GAINS (LOSSES)
----------------------------------
Bonds and stocks............................................    $ 3.0     $1.6
Real estate and mortgage loans..............................     (0.2)     0.0
                                                                -----     ----
     Total net unrealized capital gains.....................    $ 2.8     $1.6
                                                                =====     ====

8.  ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS:

     The estimated fair values of mortgage loans, common stocks, cash, short-term investments, separate account assets and liabilities, and investment-type contracts approximate their carrying amounts. The carrying values of bonds were $1,074.7 million and $1,048.0 million at December 31, 1997 and 1996, respectively. The estimated fair values of bonds were $1,099.4 million and $1,059.9 million at December 31, 1997 and 1996, respectively.

     The methods and assumptions utilized in estimating these fair values of financial instruments are summarized as follows:

  Fixed maturity securities (See Note 5)

     The estimated fair values of fixed maturity securities are based upon quoted market prices, where available. The fair values of fixed maturity securities not actively traded and other non-publicly traded securities are estimated using values obtained from independent pricing services or, in the case of private placements, by discounting expected future cash flows using a current market interest rate commensurate with the credit quality and term of the investments.

  Mortgage loans

     The fair value of mortgage loans is estimated by discounting expected future cash flows, using current interest rates for similar loans to borrowers with similar credit risk. Loans with similar characteristics are aggregated for purposes of the calculations. The fair value of mortgage loans in process of foreclosure is the estimated fair value of the underlying collateral.

  Policy loans

     Policy loans are an integral component of insurance contracts and have no maturity dates. Management has determined that it is not practicable to estimate the fair value of policy loans.

  Separate account assets and liabilities

     The estimated fair value of assets held in separate accounts is based principally on quoted market prices. The fair value of liabilities related to separate accounts is the amount payable on demand, net of surrender charges.

  Investment-type Contract Liabilities

     The fair values of annuities are based on estimates of the value of payments available upon full surrender. The fair values of the Company's liabilities under guaranteed investment contracts are estimated by discounting expected cash outflows using interest rates currently offered for similar contracts with maturities consistent with those remaining for the contracts being valued, where appropriate.

                     MONY LIFE INSURANCE COMPANY OF AMERICA

9.  OFF BALANCE SHEET RISK AND CONCENTRATIONS OF CREDIT RISK:

  Financial Instruments with Off-Balance Sheet Risk:

     In 1992, the Company entered into an agreement with a bank to lend securities to approved borrowers. There were $65,000 of loaned securities as of December 31, 1997. The minimum collateral on securities loaned is 102% of the market value of loaned securities. Such securities are marked to market on a daily basis, adjusting required collateral values accordingly.

  Concentrations of Credit Risk:

     As of December 31, 1997 and 1996, the Company had no single investment or series of investments with a single issuer (excluding U.S. Government Agency securities) exceeding 1.4 percent and 1.3 percent, respectively, of total cash and invested assets.

     The bond portfolio is diversified by industry type. The industries comprising 10 percent or more of the carrying value of the bond portfolio at December 31, 1997 are Financial Services of $133.5 million (12.4 percent), Government and Agencies of $129.8 million (12.1 percent), Energy of $128.3 million (11.9 percent), Non-Government Asset/Mortgage-Backed of $128.3 million (11.9 percent), Public Utilities of $123.8 million (11.5 percent), and Consumer Goods and Services of $112.5 million (10.5 percent). At December 31, 1996, the industries comprising 10 percent or more of the carrying value of the bond portfolio were Government and Agencies of $132.5 million (12.7 percent), Non-Government Asset/Mortgage-Backed of $133.5 million (12.7 percent), Public Utilities of $129.0 million (12.3 percent), Energy of $119.7 million (11.4 percent), and Other Manufacturing of $116.9 million (11.2 percent).

     The Company holds below investment grade bonds of $79.7 million at December 31, 1997. Below, investment grade bonds are defined as those securities rated in categories 3 through 6 by the NAIC, which are approximately equivalent to bonds rated below BBB by rating agencies. These bonds consist mostly of privately issued bonds, which are monitored by the Company through extensive internal analysis of the financial condition of the borrowers, and which include protective debt covenants. Of these bonds, $66.6 million are in category 3, which is considered to be medium quality by the NAIC. At December 31, 1996, the Company's investments in below investment grade bonds were $59.4 million.

     The Company has investments in commercial and agricultural mortgage loans and real estate (including joint ventures). The locations of property collateralizing mortgage loans and real estate investment carrying values at December 31, 1997 and 1996 are as follows:

                                                   1997              1996
                                              --------------    --------------
                                                $        %        $        %
                                                -        -        -        -
                                                      ($ IN MILLIONS)
GEOGRAPHIC REGION
------------------
West......................................     54.0     32.9     71.3     34.3
Mountain..................................     41.2     25.1     48.3     23.3
Northeast.................................     25.3     15.4     25.6     12.3
Southwest.................................     16.8     10.2     20.9     10.1
Midwest...................................     14.7      8.9     25.5     12.3
Southeast.................................     12.4      7.5     16.1      7.7
                                              -----    -----    -----    -----
          Total...........................    164.4    100.0    207.7    100.0
                                              =====    =====    =====    =====

     The states with the largest concentrations of mortgage loans and real estate investments at December 31, 1997 are: California, $33.8 million (20.6%); New York, $19.1 million (11.6%); Texas, $16.2 million (9.9%); Arizona, $13.6 million (8.3%); Washington, $11.6 million (7.1%) and Idaho, $10.7 million (6.5%).

                     MONY LIFE INSURANCE COMPANY OF AMERICA

9.  OFF BALANCE SHEET RISK AND CONCENTRATIONS OF CREDIT RISK (CONTINUED):

     As of December 31, 1997 and 1996, the real estate and mortgage loan portfolio was also diversified as follows:

                                                   1997              1996
                                              --------------    --------------
                                                $        %        $        %
                                                -        -        -        -
                                                      ($ IN MILLIONS)
PROPERTY TYPE
--------------
Agriculture.................................   99.5     60.5    117.8     56.7
Office Building.............................   24.5     14.9     34.9     16.8
Hotel.......................................   15.0      9.1     21.5     10.4
Retail......................................   10.3      6.3     12.3      5.9
Industrial..................................    7.3      4.5      9.4      4.5
Other.......................................    4.4      2.6      4.4      2.1
Apartments..................................    3.4      2.1      7.4      3.6
                                              -----    -----    -----    -----
          Total.............................  164.4    100.0    207.7    100.0
                                              =====    =====    =====    =====

10.  RESERVES:

     The withdrawal characteristics of the Company's annuity actuarial reserves and deposit liabilities as of December 31, 1997 were as follows:

                                                                          ($ IN MILLIONS)
Not subject to discretionary withdrawal provision...........                 $   77.1
Subject to discretionary withdrawal -- with adjustment:
     -  at book value less surrender charges of 5% or more..                    180.9
     -  at market value.....................................                  3,403.3
                                                                             --------
               Subtotal.....................................                  3,584.2

Subject to discretionary withdrawal -- without adjustment:
     -  at book value (minimal or no charge or
        adjustment).........................................                    475.1
                                                                             --------
               Total annuity actuarial reserves and deposit
                 liabilities -- gross and net of
                 reinsurance................................                 $4,136.4
                                                                             ========

     The amounts above are included in the Company's statements of admitted assets, liabilities, capital and surplus as life insurance and annuity reserves ($0.7) billion and separate account liabilities ($3.4) billion.

11.  REINSURANCE:

     Life insurance business is ceded on a yearly renewable term basis to MONY and other insurance companies under various reinsurance contracts. The Company's general practice is to retain no more than $0.5 million of risk on any one person. The total amount of reinsured life insurance in force on this basis was $2.7 billion and $2.6 billion at December 31, 1997 and 1996, respectively. Premiums ceded under these contracts were $16.1 million and $14.6 million; benefit payments recovered were $11.6 million and $17.3 million; policy reserve credits recorded were $11.1 million and $10.6 million; and recoverable amounts on paid and unpaid losses were $2.4 million and $3.5 million in 1997 and 1996, respectively.

     The Company is contingently liable with respect to ceded insurance should any reinsurer be unable to meet its obligations under these agreements. To limit the possibility of such losses, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk.

                     MONY LIFE INSURANCE COMPANY OF AMERICA

12.  FEDERAL INCOME TAXES:

     The Company is included in the consolidated federal income tax return with its parent, MONY, and the parent's non-life subsidiaries. The allocation of federal income taxes is based upon separate return calculations with current credit for net losses and other federal income tax credits provided to the life insurance members of the affiliated group. Intercompany tax balances are settled annually in the fourth quarter.

     The Company's federal income tax returns for years through 1991 have been examined with no proposed material adjustments. In the opinion of management, adequate provision has been made for any additional taxes that may become due with respect to open years.

     Pre-tax operating gains and pre-tax realized gains, as reported in the accompanying statements of operations, differ from taxable income reported for tax purposes. Significant differences include the deferral and amortization of policy acquisition costs for tax purposes, the difference between statutory and tax reserves, depreciation expense and related recapture, capital gains deferred to the IMR, and equity in joint ventures.

13.  COMMITMENTS AND CONTINGENCIES:

     In late 1995 and during 1996, a number of purported class actions were commenced in various state and federal courts against the Company and MONY ("the Companies") alleging that the Companies engaged in deceptive sales practices in connection with the sale of whole and universal life insurance policies during the period 1980 to the present. Although the claims asserted in each case are not identical, they seek substantially the same relief under essentially the same theories of recovery (i.e. breach of contract, fraud, negligent misrepresentation, negligent supervision and training, breach of fiduciary duty, unjust enrichment and violation of state insurance and/or deceptive business practice laws). The Companies have answered the complaints in each action (except for one being voluntarily held in abeyance), have denied any wrongdoing, and have asserted numerous affirmative defenses.

     On June 7, 1996, the New York State Supreme Court certified the Goshen case, being the first of the aforementioned class actions filed, as a nationwide class consisting of all persons or entities who have, or at the time of the policy's termination, had an ownership interest in a whole or universal life insurance policy issued by the Companies and sold on an alleged "vanishing premium" basis during the period January 1, 1982 to December 31, 1995. On March 27, 1997, the Companies filed a motion to dismiss or, alternatively, motion for summary judgment on all counts of the complaint.

     The Massachusetts District Court in the Multidistrict Litigation has entered an order recognizing the Goshen case as the lead case and essentially holding all of the federal cases in abeyance pending the action of the Goshen case. Consequently, all other putative class actions have been either consolidated and transferred by the Judicial Panel on Multidistrict Litigation to the United States District Court for the District of Massachusetts, or are being voluntarily held in abeyance pending the outcome of the Goshen case.

     On October 21, 1997, the New York State Supreme Court granted the Companies' motion for summary judgment and dismissed all claims filed in the Goshen case against the Companies. The order by the New York State Supreme Court has been appealed to the Appellate Division by plaintiffs and all actions before the United States District Court for the District of Massachusetts are still pending.

     In addition to the matters discussed above, the Company is involved in various other legal actions and proceedings in connection with its businesses. The claimants in certain of these actions and proceedings seek damages of unspecified amounts. In addition, insurance companies are subject to assessments, up to statutory limits, by state guaranty funds for losses of policyholders of insolvent insurance companies.

                     MONY LIFE INSURANCE COMPANY OF AMERICA

13.  COMMITMENTS AND CONTINGENCIES (CONTINUED):

     In the opinion of management of the Company, resolution of contingent liabilities arising from litigation, income taxes and other matters will not have a material adverse effect on the Company's statutory surplus or results of operations.

     At December 31, 1997, the Company had a commitment to issue a $1.9 million fixed rate farm loan with an interest rate of 7.8% and a duration of 10 years. There were no outstanding bond commitments as of December 31, 1997.

14.  YEAR 2000:

     The Year 2000 issue is the result of the widespread use of computer programs written using two digits (rather than four) to define the applicable year. Such programming was a common industry practice designed to avoid the significant costs associated with additional mainframe capacity necessary to accommodate a four-digit year field. As a result, any of the Company's computer systems that have time-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a major systems failure or miscalculations. The Company has conducted a comprehensive review of its computer systems to identify the systems that could be affected by the Year 2000 issue and has developed and implemented a plan to resolve the issue. The Company currently believes that, with modifications to existing software and converting to new software, the Year 2000 issue will not pose significant operational problems for the Company's computer systems. However, if such modifications and conversions are not completed on a timely basis, the Year 2000 issue may have a material impact on the operations of the Company. Furthermore, even if the Company completes such modifications and conversions on a timely basis, there can be no assurance that the failure by vendors or other third parties to solve the Year 2000 problem will not have a material impact on the operations of the Company.

                     MONY LIFE INSURANCE COMPANY OF AMERICA

                SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                            (AMOUNTS IN $ THOUSANDS)

     The following is a summary of certain financial data from the Company's Annual Statement included in other exhibits and schedules subjected to audit procedures by independent accountants and utilized by the Company's actuaries in the determination of reserves:

INVESTMENT INCOME EARNED:
-------------------------
    U.S. Government bonds.....................................................                 387
    Other bonds (unaffiliated)................................................              77,378
    Bonds of affiliates.......................................................                 602
    Preferred stocks (unaffiliated)...........................................                   0
    Preferred stocks of affiliates............................................                   0
    Common stocks (unaffiliated)..............................................                   1
    Common stocks of affiliates...............................................                   0
    Mortgage loans............................................................              12,097
    Real estate...............................................................               8,565
    Premium notes, policy loans and liens.....................................               3,465
    Collateral loans..........................................................                   0
    Cash on hand and on deposit...............................................                 117
    Short-term investments....................................................               4,652
    Other invested assets.....................................................                 571
    Derivative instruments....................................................                   0
    Aggregate write-ins for investment income.................................               1,355
                                                                                        ----------
        Gross investment income...............................................             109,190
                                                                                        ==========
REAL ESTATE OWNED -- BOOK VALUE LESS ENCUMBRANCES.............................              22,627

MORTGAGE LOANS -- BOOK VALUE:
-----------------------------
    Farm mortgages............................................................              99,492
    Residential mortgages.....................................................                   0
    Commercial mortgages......................................................              35,336
                                                                                        ----------
        Total mortgage loans..................................................             134,828
                                                                                        ==========
MORTGAGE LOANS BY STANDING -- BOOK VALUE:
-----------------------------------------
    Good standing.............................................................             120,120
    Good standing with restructured terms.....................................              14,126
    Interest overdue more than three months, not in
     foreclosure..............................................................                   0
    Foreclosure in process....................................................                 582
                                                                                        ----------
        Total mortgage loans..................................................             134,828
                                                                                        ==========
OTHER LONG TERM ASSETS -- STATEMENT VALUE.....................................              52,824

COLLATERAL LOANS..............................................................                   0

BONDS AND STOCKS OF PARENTS, SUBSIDIARIES AND AFFILIATES -- BOOK VALUE:
-----------------------------------------------------------------------
    Bonds.....................................................................              16,000
    Preferred Stocks..........................................................                   0
    Common Stocks.............................................................                   0

                     MONY LIFE INSURANCE COMPANY OF AMERICA

                      FOR THE YEAR ENDED DECEMBER 31, 1997

                            (AMOUNTS IN $ THOUSANDS)

BONDS AND SHORT-TERM INVESTMENTS BY CLASS AND MATURITY:
-------------------------------------------------------
BONDS AND SHORT-TERM INVESTMENTS BY MATURITY -- STATEMENT VALUE:
----------------------------------------------------------------
    Due within one year or less.........................................          84,300
    Over 1 year through 5 years.........................................         573,903
    Over 5 years through 10 years.......................................         344,927
    Over 10 years through 20 years......................................          68,716
    Over 20 years.......................................................          28,578
                                                                              ----------
        Total by Maturity...............................................       1,100,424
                                                                              ==========
BONDS AND SHORT-TERM INVESTMENTS BY MATURITY -- STATEMENT VALUE:
----------------------------------------------------------------
    Class 1.............................................................         579,042
    Class 2.............................................................         441,677
    Class 3.............................................................          66,571
    Class 4.............................................................          12,524
    Class 5.............................................................               0
    Class 6.............................................................             610
                                                                              ----------
        Total by Class..................................................       1,100,424
                                                                              ==========
TOTAL BONDS AND SHORT-TERM INVESTMENTS -- PUBLICLY TRADED...............         645,558
TOTAL BONDS AND SHORT-TERM INVESTMENTS -- PRIVATELY
  PLACED................................................................         454,866

PREFERRED STOCKS -- STATEMENT VALUE.....................................               0
COMMON STOCKS -- MARKET VALUE...........................................             981
SHORT-TERM INVESTMENTS -- BOOK VALUE....................................          25,700

FINANCIAL OPTIONS OWNED -- STATEMENT VALUE..............................               0
FINANCIAL OPTIONS WRITTEN AND IN FORCE -- STATEMENT VALUE...............               0
FINANCIAL FUTURES CONTRACTS OPEN -- CURRENT PRICE.......................               0

CASH ON HAND AND ON DEPOSIT.............................................          20,256
LIFE INSURANCE IN FORCE:
------------------------
    Industrial..........................................................               0
    Ordinary............................................................      11,744,853
    Credit Life.........................................................               0
    Group Life..........................................................       1,875,204

AMOUNT OF ACCIDENTAL DEATH INSURANCE IN FORCE UNDER ORDINARY
  POLICIES..............................................................         158,466

LIFE INSURANCE POLICIES WITH DISABILITY PROVISIONS IN FORCE:
------------------------------------------------------------
    Industrial..........................................................               0
    Ordinary............................................................       3,671,469
    Credit Life.........................................................               0
    Group Life..........................................................         199,912

SUPPLEMENTARY CONTRACTS IN FORCE:
---------------------------------
    Ordinary -- Not Involving Life Contingencies
        Amount on Deposit...............................................          19,131
        Income Payable..................................................             969
    Ordinary -- Involving Life Contingencies
        Income Payable..................................................           2,996
    Group -- Not Involving Life Contingencies
        Amount on Deposit...............................................              28
        Income Payable..................................................               0
    Group -- Involving Life Contingencies
        Income Payable..................................................              15

                     MONY LIFE INSURANCE COMPANY OF AMERICA

                      FOR THE YEAR ENDED DECEMBER 31, 1997

                            (AMOUNTS IN $ THOUSANDS)

ANNUITIES:
----------
    Ordinary
    --------
        Immediate -- Amount of Income Payable.............................            0
        Deferred -- Fully Paid -- Account Balance.........................            0
        Deferred -- Not Fully Paid -- Account Balance.....................            0
    Group
    -----
        Amount of Income Payable..........................................            0
        Fully Paid -- Account Balance.....................................       61,031
        Not Fully Paid -- Account Balance.................................            0

ACCIDENT AND HEALTH INSURANCE -- PREMIUMS IN FORCE:
---------------------------------------------------
    Ordinary..............................................................            0
    Group.................................................................            0
    Credit................................................................            0

DEPOSIT FUNDS AND DIVIDEND ACCUMULATIONS:
-----------------------------------------
    Deposit Funds -- Account Balance......................................      632,579
    Dividend Accumulations -- Account Balance.............................            0

CLAIM PAYMENTS 1997:
--------------------
    Group Accident and Health -- Year Ended December 31, 1997.............            0
        1997..............................................................            0
        1996..............................................................            0
        1995..............................................................            0
        1994..............................................................            0
        1993..............................................................            0
        Prior.............................................................            0

CLAIM PAYMENTS 1997:
------------------------------------------------------------
    Other Accident and Health -- Year Ended December 31, 1997
        1997..............................................................            0
        1996..............................................................            0
        1995..............................................................            0
        1994..............................................................            0
        1993..............................................................            0
        Prior.............................................................            0
    Other coverages that use developmental methods to
     calculate claims reserves -- Year Ended December 31,
     1997
        1997..............................................................            0
        1996..............................................................            0
        1995..............................................................            0
        1994..............................................................            0
        1993..............................................................            0
        Prior.............................................................            0